UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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FuelCell Energy, Inc.

(Name of Registrant as Specified In Its Charter)

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Notice of 2025
Annual Meeting &
Proxy Statement

VIRTUAL ANNUAL MEETING | APRIL 3, 2025

Fiscal Year 2024 Highlights

$112.1 million in revenue $318 million in cash, restricted cash, cash equivalents and short-term investments	$1.16 billion in backlog 16.8 MW Increase in generation portfolio to 62.8 MW

Dear Fellow FuelCell Energy Stockholder

February 21, 2025

On behalf of the Board of Directors of FuelCell Energy, Inc., our executive leadership team, and all our team members, we are pleased to invite you to the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, April 3, 2025, at 1:00 p.m. Eastern Daylight Time. The Annual Meeting will be conducted virtually via live audio webcast on the internet.

Since our last Annual Report in February 2024, we have faced various opportunities and challenges. A rapidly emerging need for large-scale, distributed power, fueled by the rapid growth in artificial intelligence, data centers, accelerated electrification and cloud computing, markedly changed commercial opportunities for fuel cells. Given the slower-than-expected adoption of hydrogen use and ongoing uncertainties surrounding the U.S. Inflation Reduction Act and other global energy policies, we welcome this development. Rapid changes in our targeted global end markets as well as evolving government policies continue to make clear that we must stay nimble and continuously evolve our strategy and sales emphasis to focus on solving specific customer needs with highly differentiated, reliable, resilient, clean, affordable and always-on baseload power.

We have never believed that the energy transition would be straight-line; in fact, we have been an ardent supporter of a balanced and pragmatic approach to the transition to net zero. And while the clean technology sector has faced significant headwinds, we are excited that our ability to use natural gas in the cleanest method — electrochemically creating power — and having the option to generate additional energy attributes without combustion has re-emerged as an important and practical transition platform.

As the signals in the market changed, so did our strategy. In late 2024, as part of our global restructuring, we implemented significant cost reductions across our business, streamlining our operations, increasing our efficiency, optimizing our platforms and focusing our commercial team on the most significant near-term energy delivery and emission management applications. Our commercial focus is now centered on near-term opportunities for our carbonate platform. This platform has proven successful, serving applications that utilize direct biogas as feedstock, providing non-combustion generation of baseload electricity combined with the highest thermal attributes (including steam) among fuel cells and even delivering CO2 as a usable byproduct of recovering CO2 from the feedstock used. Circular use of CO2 includes its critical use in our global food supply, carbonating beverages and serving as a binder in various industrial products and applications while delivering decarbonized power from plentiful low-carbon natural gas and biofuels.

The focus on our proven carbonate platform coincides with our decision to enhance the commercial differentiation of our solid oxide platform to set a new standard in the efficiency of power generation and hydrogen production via electrolysis. Setting new standards in power generation and hydrogen production is ambitious, but we believe our talented engineers, scientists and innovators have the expertise, based on the Company’s five decades of innovation and patent generation, and more than twenty-two years of commercial product operations, to pursue our goal.

As the mid-to-long term low-to-zero carbon hydrogen market has evolved to focus on large-scale deployment of electrolyzers versus small, distributed platforms other than for transportation, our strategy has also evolved as we seek to develop partnerships with global engineering, procurement and construction firms, industrial-scale integrators, and technology firms to incorporate our compact solid oxide electrolysis technology and collaborate with partners for the balance of the electrical and mechanical plant.

These are challenging but exciting times in the energy industry, and FuelCell Energy is prepared to meet the ever-increasing energy delivery demands and the challenges of managing emissions without impeding human, industrial, or developing nation progress. Together, we are working to drive positive change and a world empowered by clean, reliable energy. FuelCell Energy is committed to moving the world forward cleanly, and we believe our technology is well positioned to support continued electrification at scale and speed.

We sincerely appreciate your support and look forward to delivering on our shared vision of success and our purpose of enabling a world powered by clean energy. Heading into 2025, we know that our investors expect improved performance, and we are committed to our goal of delivering those results.

We need your vote to continue making progress toward our long-term goals. As always, we will continue to evaluate and act on ways to improve our business and governance, and demonstrate our commitment to our stockholders by focusing on improving stockholder returns. Our Board, executive leadership team, and every team member, whether on our factory floor or in our material science lab, remain committed to the success of our business.

Sincerely,

JAMES H. ENGLAND CHAIR OF THE BOARD	JASON FEW PRESIDENT & CHIEF EXECUTIVE OFFICER

Notice of 2025 Annual Meeting of Stockholders

THURSDAY, APRIL 3, 2025 1:00 p.m. Eastern Daylight Time

The 2025 Annual Meeting of Stockholders will be a completely “virtual meeting”, conducted via live audio webcast on the internet. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/FCEL2025 and entering the 16-digit control number included in our notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.

RECORD DATE	MATERIALS TO REVIEW	PROXY VOTING	ADMISSION
Holders of record of our common stock on February 12, 2025, the record date, are entitled to notice of, and to vote at, the Annual Meeting.	This booklet contains our Notice of Annual Meeting and our Proxy Statement, which fully describes the business we will conduct at the Annual Meeting.	It is important that your shares are represented and voted at the Annual Meeting. Please submit your proxy according to the instructions under “How to Vote” in the Proxy Summary.	To attend the Annual Meeting, please follow the “Meeting Attendance” instructions in the Proxy Summary.

ITEMS OF BUSINESS
1.	To elect eight directors to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
2.

To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the accompanying Proxy Statement;

3.	To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2025;
4.	To approve the amendment and restatement of the FuelCell Energy, Inc. Fourth Amended and Restated 2018 Omnibus Incentive Plan; and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

JOSHUA DOLGER

Executive Vice President, General Counsel,

and Corporate Secretary

February 21, 2025

REVIEW YOUR PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE IN ONE OF FOUR WAYS:

INTERNET	BY TELEPHONE	BY MAIL	VIA WEBCAST

Visit the website on your proxy card Or scan the following QR Code	Call the telephone number on your proxy card	Sign, date and return your proxy card in the enclosed envelope	Attend and vote at the virtual Annual Meeting See page 5 for instructions on how to attend

Please refer to the proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 3, 2025: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended October 31, 2024 are available at www.proxyvote.com (using the 16-digit control number included in our notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials), as well as on our website at www.fuelcellenergy.com.

If you need assistance in completing your proxy card or have questions regarding the Annual Meeting, please contact Sodali & Co, the proxy solicitation agent for FuelCell Energy, Inc., by telephone at (800) 662-5200 (toll free) or by email at FCEL@investor.sodali.com.

Proxy Statement

FuelCell Energy, Inc. (referred to in this Proxy Statement as “we”, “FuelCell”, “FuelCell Energy” or the “Company”) is providing you with this Proxy Statement in connection with the solicitation by FuelCell Energy’s Board of Directors (the “Board”) of proxies to be voted at FuelCell Energy’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. The Annual Meeting will be a completely “virtual meeting” of stockholders to be held on Thursday, April 3, 2025 at 1:00 p.m. Eastern Daylight Time. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/FCEL2025 and entering the 16-digit control number included in our notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. The Company is a Delaware corporation. The address of our principal executive office is 3 Great Pasture Road, Danbury, Connecticut 06810.

The Board has set the close of business on February 12, 2025 as the record date for the determination of holders of the Company’s common stock, par value $0.0001 per share, who are entitled to notice of, and to vote at, the Annual Meeting.

As of February 12, 2025, there were 21,143,772 shares of common stock outstanding and entitled to vote at the Annual Meeting. Holders of common stock outstanding at the close of business on the record date will be entitled to one vote for each share held on the record date.

We are providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this Proxy Statement and our Annual Report. The notice contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our materials, including this Proxy Statement, our Annual Report and a form of proxy card or voting instruction card. Those who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy by mail unless they have previously requested delivery of materials electronically.

The Notice of Annual Meeting, Proxy Statement and proxy card are first being distributed and made available to our stockholders on or about February 21, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 3, 2025: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended October 31, 2024 are available at www.proxyvote.com (using the 16-digit control number included in our notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials), as well as on our website at www.fuelcellenergy.com.

4	2025 Proxy Statement

Proxy Summary

This summary highlights selected information contained throughout this Proxy Statement. Please read the entire Proxy Statement before casting your vote. For information regarding FuelCell Energy’s fiscal year 2024 performance, please review our Annual Report to Stockholders for the fiscal year ended October 31, 2024. We are first making this Proxy Statement available on or about February 21, 2025.

Eligibility to Vote

Holders of record of our common stock at the close of business on February 12, 2025, the record date, are entitled to vote at the 2025 Annual Meeting of Stockholders.

How to Vote

You may submit your proxy or vote using any one of the following methods. In all cases, you should have your 16-digit control number from your proxy card or notice of internet availability of proxy materials available and follow the instructions. Proxies submitted online or via telephone prior to the commencement of the Annual Meeting will be accepted until 11:59 p.m. (EDT) on April 2, 2025. See “Meeting Attendance” below for instructions on how you may vote your shares electronically during the Annual Meeting.

ONLINE AT www.proxyvote.com	BY TELEPHONE AT 1-800-690-6903	ONLINE using your mobile device by scanning the QR Code	BY MAIL by voting, signing, dating and timely mailing your Proxy Card

Meeting Information

RECORD DATE:	MEETING TIME AND DATE:	VIRTUAL MEETING ADDRESS:
Wednesday, February 12, 2025	Thursday, April 3, 2025 at 1:00 p.m. (EDT)	www.virtualshareholdermeeting.com/FCEL2025

2025 Proxy Statement	5

Meeting Attendance

The Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website www.virtualshareholdermeeting.com/FCEL2025. To participate in the Annual Meeting, you will need the 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Annual Meeting. However, even if you plan to attend the virtual Annual Meeting, the Company recommends that you submit your proxy in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

You are entitled to attend the virtual Annual Meeting only if you were a stockholder as of the record date for this Annual Meeting, which was February 12, 2025, or you hold a valid proxy for the Annual Meeting. If you were a stockholder as of the record date, you may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FCEL2025 and using your 16-digit control number to enter the Annual Meeting.

Stockholder Voting Matters

Proposals	Board & Management Recommendation	Page Reference (for more detail)
1. To elect eight directors to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified	For each Director Nominee	Page 9
2. To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the Proxy Statement	For	Page 37
3. To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2025	For	Page 76
4. To approve the amendment and restatement of the FuelCell Energy, Inc. Fourth Amended and Restated 2018 Omnibus Incentive Plan	For	Page 77

6	2025 Proxy Statement

Company Profile

At FuelCell Energy, our purpose is to enable a world powered by clean energy. Founded in 1969 and headquartered in Danbury, Connecticut, we are a global leader in delivering a variety of clean energy solutions to address some of the world’s most critical challenges around energy access, resilience, reliability, affordability, safety and security. Since our inception, FuelCell Energy has been innovating and developing commercial technologies that produce clean electricity, heat, clean hydrogen, and water. We are also proud to be at the forefront of what we believe to be one of the most critical technologies to achieve the world’s overall emissions objectives: the capture of carbon.

Our commercial product portfolio is based on our carbonate electrochemical platform. We offer our products in several different configurations for a wide range of power and chemical applications, including electricity, hydrogen, high grade heat (including steam), water and CO2 upgradable to food and beverage grade and/or usable in cement or other industrial products, and to concentrate and separate CO2 from fossil-fueled industrial applications allowing the sequestration and/or utilization of the CO2. We also continue to invest in the development and commercialization of our solid oxide fuel cell platform. Our efforts include actively seeking strategic partnerships and opportunities that would enable us to deploy this technology as part of larger-scale energy, emissions reduction and hydrogen generation projects.

We target a range of markets and applications with our products, including utilities and independent power producers, data centers, wastewater treatment, commercial and hospitality, food and beverage, and microgrids, among others. We market our products primarily in the United States, Europe and Korea, and we are also pursuing opportunities in other countries around the world. We target for expansion and development markets and geographic regions that benefit from and value clean distributed generation; are located where there are high energy costs, poor grid reliability, and/or challenged transmission and distribution lines; can leverage the multiple value streams delivered by our platforms (electricity, hydrogen, thermal, water, and carbon recovery); are aligned with regulatory frameworks that harmonize energy, economic and environmental policies; and are committed to reducing their Scope 1 and Scope 2 emissions.

Visit us online at www.fuelcellenergy.com and follow us on X @FuelCell_Energy.

Websites

Links to websites included in this Proxy Statement are provided solely for convenience. Information contained on websites, including on our website, is not, and will not be deemed to be, a part of or incorporated by reference into this Proxy Statement or any of our other filings with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This Proxy Statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding our environmental, social and governance goals, commitments and strategies, our executive compensation program, the expected capabilities of our current and future products and technologies, our plans and expectations with respect to the potential expansion of our manufacturing capacity and facilities and our plans and expectations with respect to the continuing development and commercialization of our current and future fuel cell technologies, including our carbon capture project with Exxon Mobil Corporation and its affiliates. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. Factors that could cause such a difference are disclosed in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended October 31, 2024 and subsequent Quarterly Reports on Form 10-Q. Stockholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this Proxy Statement are made only as of the date of this document, unless otherwise specified and, except as required by law, we assume no obligation, and disclaim any obligation, to update such statements to reflect events or circumstances occurring after the date of this Proxy Statement.

2025 Proxy Statement	7

Our Commitment to Sustainability

As a company, we are committed to helping our customers reduce their environmental impact. We are equally committed to reducing our environmental impact and have therefore developed and begun implementing a plan to reduce our carbon emissions to net zero by 2050. As part of this commitment, during fiscal year 2024, we:

●	Performed a corporate-level greenhouse gas (“GHG”) emissions inventory for 2024;
●	Completed a product-level life cycle assessment to understand and potentially reduce GHG emissions throughout the value chain, from production through decommissioning;
●	Conducted a climate risk assessment aligned with the Task Force on Climate-Related Financial Disclosures to analyze the physical and transition risk across our manufacturing facilities, inform our business strategy and take appropriate mitigation measures;
●	Continued developing our sustainability strategy to prioritize and holistically address our key environmental, social and governance (“ESG”) responsibilities and stakeholders’ needs;
●	Successfully integrated a sustainability governance model into our business processes; and
●	Achieved ISS ESG Prime status in September 2024.

Our platforms have a direct impact on reducing our customers’ Scope 1 and Scope 2 emissions, thus lowering the global environmental footprint of baseload, or primary, power generation. However, our platforms are designed to go beyond power generation, delivering hydrogen, carbon recovery, carbon capture, water, and thermal energy in various applications. As a result of our platforms’ ability to deliver multiple value streams, we help our customers reduce their Scope 1 and Scope 2 emissions on-site without buying off-site carbon/environmental offsets, which do not positively impact the local communities’ air quality or emissions. As a company, we are focused on addressing immediate environmental impacts such as nitrogen oxides (“NOx”), sulfur oxides (“SOx”), and particulate emissions and the multi-decade impacts on climate change. In the future, we plan to commercialize our hydrogen, long-duration energy storage, and carbon capture technologies intended to drive next generation solutions to help customers attain their decarbonization goals and continue to advance core industries, such as steel manufacturing, cement production, and glass making.

Our commitment to sustainability is also evident in the design, manufacturing, installation, and on-going servicing of our fuel cell energy platforms, which are engineered for the circular economy. For example, when our platforms reach the end of their useful lives, we have the capability to refurbish and re-use certain parts and also recycle more than 90% by weight of what we cannot re-use. This is a departure from combustion-based, wind, and solar power generation methods that typically produce a significant amount of unrecyclable waste, which increases landfill use and, in the case of solar, creates the possibility of toxic material contamination. Our balance of plant, i.e., the mechanical and electrical components surrounding the fuel cell, is designed to have an operating life of 25-to-30 years, at which time metals such as steel and copper are reclaimed for scrap value. For context, by weight, approximately 93% of our entire energy platform can be re-used or recycled at the end of its useful life.

8	2025 Proxy Statement

Proposal 1

Election of Directors

FuelCell Energy’s Directors (“Directors”) are elected annually to serve one-year terms. The Board has nominated each of the eight Director nominees named below to serve until the 2026 Annual Meeting of Stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal. All of the Director nominees are currently Directors of the Company. It is the intention of the persons named as proxies to vote, if authorized, for the election of the eight Director nominees named below as Directors. Each nominee has indicated his or her willingness to serve, if elected.

Director Nominees

		Director
Name	Age	Since	Primary Occupation
James H. England*†	78	2008	Chief Executive Officer of Stahlman-England Irrigation Inc.
Jason Few	58	2018	President and Chief Executive Officer
Matthew F. Hilzinger*	61	2015	Former Executive Vice President and Chief Financial Officer of USG Corporation
Natica von Althann*	74	2015	Former Financial Executive at Bank of America and Citigroup.
Cynthia Hansen*	60	2021	Executive Vice President and President, Gas Transmission and Midstream at Enbridge Inc.
Donna Sims Wilson*	63	2021	Chief Operating Officer at Kah Capital Management
Betsy Bingham*	64	2021	Lean Operations Leader for GE Aviation
Tyrone Michael Jordan*	62	2024	Former President and Chief Operating Officer at DURA Automotive Systems
*	Independent Director
†	Chair of the Board of Directors

2025 Proxy Statement	9

We believe the director nominees reflect the importance that the Board places on diversity and independence. The attributes of the director nominees to be elected at the Annual Meeting are:

Director Qualifications and Biographies

The Nominating, Governance and Sustainability Committee regularly assesses the performance and attributes of each Director to ensure that the Board as a governing body encompasses a broad range of perspectives, experience, diversity, integrity and commitment, in order to effectively conduct the Company’s global business while representing the long-term interests of its stockholders.

Pursuant to the recommendation of the Nominating, Governance and Sustainability Committee, the Board has nominated the eight candidates named above for election as Directors and has concluded that each of these incumbent Directors should be nominated for election based on their extensive senior leadership backgrounds, competencies and other qualifications identified in the table below and in the section entitled “Director Nominees” below.

Key Areas of Experience

Seven of the eight Director nominees are considered “Independent Directors” as such term is defined in Nasdaq Rule 5605(a)(2).

Further information about the Company’s corporate governance practices, the responsibilities and functions of the Board and its committees, Director compensation and related party transactions can be found in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE EIGHT NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY TO SERVE UNTIL THE 2026 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

10	2025 Proxy Statement

Director Nominees

JAMES H. ENGLAND

Age 78 Director since: 2008 INDEPENDENT Chair of the Board of Directors since 2018

BIOGRAPHY:

Mr. England is a Corporate Director and has been the Chief Executive Officer of Stahlman-England Irrigation, Inc., a landscape, irrigation and artificial turf services company, since 2000. Prior to that, Mr. England spent four years as Chairman, President and Chief Executive Officer of Sweet Ripe Drinks, Ltd., a fruit beverage company. Prior to that, he spent 18 years at John Labatt Ltd. and served as that company’s Chief Financial Officer from 1990-1993, during which time John Labatt Ltd. was a public company with a market capitalization of over $5 billion. Mr. England started his career with Arthur Andersen & Co. in Toronto after serving in the Canadian infantry. Mr. England served as a director of Enbridge Inc. from January 2007 to May 2022 and is a past member of the board of directors of John Labatt, Ltd., Canada Malting Co., Ltd. and the St. Clair Paint and Wallpaper Corporation.

Mr. England holds a Bachelor of Arts from the Royal Military College of Canada and a Master of Business Administration from York University. He also has a Chartered Accountant designation.

SKILLS AND QUALIFICATIONS INCLUDE:

●
Board and Executive Level Leadership
●
Broad International Exposure
●
High Level of Financial Expertise
●
Extensive Energy Industry Experience
●
Extensive Knowledge of the Company
●
Energy Infrastructure
●
Manufacturing Experience
●
ESG Experience
PRINCIPAL OCCUPATION: ● Chief Executive Officer of Stahlman-England Irrigation Inc.

2025 Proxy Statement	11

BETSY BINGHAM

Age 64 Director since: 2021 INDEPENDENT

BIOGRAPHY:

Ms. Bingham has served as Lean Operations Leader for GE Aviation, an aircraft engine supplier, since June 2021. Ms. Bingham is responsible for leading GE Aviation’s lean transformation and implementation of lean principles throughout the organization and daily operations. In addition, Ms. Bingham has responsibility for Quality, Sustainability and Environmental, Health and Safety across the business. Ms. Bingham has significant experience as a leader in corporate lean manufacturing, transformation and scaling manufacturing. Previously, Ms. Bingham was the Lean & Operations Leader for GE Digital, an industrial software company, from December 2019 to June 2021, having responsibility for leading the lean transformation as well as oversight of the operational management system across the company. Prior to working at GE, Ms. Bingham served as Vice President of Integrated Supply Chain for the Honeywell International, Performance Materials and Technology business from September 2018 to November 2019. Additionally, Ms. Bingham was responsible for the Honeywell Operating System, the Company’s lean transformation system. Prior to Honeywell, Ms. Bingham served Koninklijke Philips N.V. (Royal Philips), a publicly traded diversified technology company, as Head of Systems Manufacturing from March 2018 to September 2018, Chief Operating Officer of Diagnostic Imaging Business from August 2016 to March 2018 and Senior Vice President — Head of Global Customer Service from January 2015 to August 2016. Ms. Bingham brings additional quality, lean and continuous improvement experience through leadership roles with Royal Philips’ Diagnostics Imaging Business and Danaher subsidiaries Tektronix, Inc. and Veeder-Root Co.

Ms. Bingham received her Bachelor of Science in Ceramic Engineering from Alfred University and an MBA from State University of New York at Buffalo.

SKILLS AND QUALIFICATIONS INCLUDE:

●
Executive Level Leadership
●
Broad Understanding of Advanced Technologies
●
Lean Manufacturing and Scaling Manufacturing
●
Experience with Global Publicly Traded Companies
●
Risk Management / Oversight
●
Manufacturing Experience
●
ESG Experience
PRINCIPAL OCCUPATION: ● Lean Operations Leader for GE Aviation

12	2025 Proxy Statement

JASON FEW

Age 58 Director since: 2018

BIOGRAPHY:

Mr. Few was appointed President and Chief Executive Officer of FuelCell Energy in August 2019 and has served as a director since November 2018. Mr. Few previously served as the Company’s Chief Commercial Officer from September 2019 to March 2022. Prior to joining FuelCell Energy, Mr. Few served as the President of Sustayn Analytics LLC, a cloud-based software waste and recycling optimization company, from April 2018 to August 2019. Mr. Few is the Founder and has served as Senior Managing Partner of BJF Partners, LLC, a privately held strategic consulting firm, since 2016. Mr. Few has more than 35 years of experience increasing enterprise value for Global Fortune 500 and privately-held telecommunications, technology and energy firms.

He has overseen transformational opportunities across the technology and industrial energy sectors, in roles including Founder and Senior Managing Partner of BJF Partners, LLC; President and Chief Executive Officer of Continuum Energy, an energy products and services company, from 2013 to 2016; Executive Vice President and Chief Customer Officer of NRG Energy, Inc., an integrated energy company, from 2011 to 2012; President of Reliant Energy, a retail electricity provider, from 2009 to 2012 and Vice President of Smart Energy, a retail electricity provider, from 2008 to 2009. Mr. Few also previously served as a Senior Advisor to Verve Industrial Protection, an industrial cybersecurity software company, from 2016 to 2019. Mr. Few was elected to the board of Enbridge Inc. (NYSE: ENB) effective May 4, 2022, and serves on the Audit, Finance and Risk Committee and the Sustainability Committee. Mr. Few also served on the board of directors of Marathon Oil (NYSE: MRO) from April 2019 to May 2022.

Mr. Few earned a bachelor’s degree in computer systems in business from Ohio University. He received an MBA from Northwestern University’s J.L. Kellogg Graduate School of Management.

SKILLS AND QUALIFICATIONS INCLUDE:

●
Board and Executive Level Leadership
●
Broad Understanding of Advanced Technologies
●
Extensive Knowledge of the Company
●
Extensive Energy and Utility Industry Experience
●
Experience with Global Publicly Traded Companies
●
Risk Management / Oversight
●
Project Finance / Global Power Project Development
●
Financial Management
●
Strategic Planning
●
Cybersecurity
●
ESG Experience
●
Energy Infrastructure
●
Manufacturing Experience
●
Broadband Data Infrastructure and Computing
●
Commodities
●
Retail, Commercial, Industrial Electricity and Gas Distribution
●
New Product Introduction and Product Management
PRINCIPAL OCCUPATION: ● President and Chief Executive Officer

2025 Proxy Statement	13

CYNTHIA HANSEN

Age 60 Director since: 2021 INDEPENDENT

BIOGRAPHY:

Ms. Hansen has served as Executive Vice President and President, Gas Transmission and Midstream at Enbridge Inc., a multinational pipeline and energy company, since March 2022. Ms. Hansen previously served as Executive Vice President and President, Gas Distribution and Storage at Enbridge Inc. from November 2018 to March 2022. Ms. Hansen is responsible for the overall leadership and operations of Enbridge Inc.’s gas pipeline and midstream business across North America. Ms. Hansen is also Executive Sponsor for Asset and Work Management Transformation across Enbridge Inc., working with other business unit leaders, and chair of the Diversity and Inclusion Sponsor Council. Ms. Hansen has served on the boards of the Interstate Natural Gas Association of America and the United Way of Greater Houston since May 2022, and the board of the Greater Houston Partnership since February 2023. Ms. Hansen has more than 25 years of experience working in operational, financial and safety leadership roles within Enbridge Inc., including as President, Enbridge Gas Distribution and Senior Vice President, Operations within Liquids Pipelines. Prior to joining Enbridge Inc., Ms. Hansen worked as a Principal for PricewaterhouseCoopers. Ms. Hansen is a member of Enbridge Inc.’s Executive Leadership Team. Ms. Hansen previously served on the boards of Energir Inc., Ontario Energy Association, the Canadian Gas Association, the Canadian Energy Council, the Canadian Energy Pipelines Association, the Alberta Chamber of Resources, the Edmonton Symphony Orchestra, the University of Alberta School of Business Advisory Council and NorQuest College, among others. Ms. Hansen was named one of Canada’s Most Powerful Women: Top 100 by the Women’s Executive Network, as well as a WXN Hall of Fame member and was recognized as a Canadian Business Leader by Catalyst Canada.

Ms. Hansen received a Bachelor of Commerce degree from the University of Alberta and is also a graduate of the Alberta Institute of Chartered Accountants.

SKILLS AND QUALIFICATIONS INCLUDE:

●
Board and Executive Level Leadership Experience
●
High Level of Financial Expertise
●
International Exposure
●
Risk Management / Oversight
●
Extensive Energy and Utility Industry Experience
●
Strong Focus on Strategy Development and Implementation
●
Energy Infrastructure
●
ESG Experience
PRINCIPAL OCCUPATION: ● Executive Vice President and President, Gas Transmission and Midstream at Enbridge Inc.

14	2025 Proxy Statement

MATTHEW F. HILZINGER

Age 61 Director since: 2015 INDEPENDENT

BIOGRAPHY:

Mr. Hilzinger was the Executive Vice President and Chief Financial Officer of USG Corporation, an international building products company, from May 2012 to May 2019. In that position, he oversaw all financial activities as well as strategic planning. From March 2002 to 2012, Mr. Hilzinger was with Exelon Corporation, where he served as Chief Financial Officer responsible for finance and risk management from 2008 to 2012 and as Corporate Controller from 2002 to 2008. Prior to joining Exelon, Mr. Hilzinger was Chief Financial Officer at Credit Acceptance Corporation in 2001. From 1997 to 2001, Mr. Hilzinger was at Kmart Corporation, where he last served as Vice President, Corporate Controller. From 1990 to 1997, Mr. Hilzinger was at Handleman Company, where he last served as Vice President, International Operations. Mr. Hilzinger has served on the board of Northwest Hardwoods, Inc. since February 2021. Mr. Hilzinger started his career at Arthur Andersen & Co. from 1985 to 1990.

Mr. Hilzinger earned a Bachelor of Accounting from the University of Michigan.

SKILLS AND QUALIFICATIONS INCLUDE:

●
Executive Leadership
●
High Level of Financial Expertise
●
Extensive Knowledge of the Company
●
Extensive Energy Industry Experience
●
Experience with Global Publicly Traded Companies
●
Risk Management / Oversight
●
Manufacturing Experience
●
ESG Experience
PRINCIPAL OCCUPATION: ● Former Executive Vice President and Chief Financial Officer of USG Corporation

2025 Proxy Statement	15

NATICA VON ALTHANN

Age 74 Director since: 2015 INDEPENDENT

BIOGRAPHY:

Ms. von Althann has served as a Director of PPL Corporation, one of the largest investor-owned utilities in the U.S. with approximately 18,000 megawatts of power generation, since 2009 and as a Director of TD Bank US Holding Company and its two bank subsidiaries, TD Bank, N.A. and TD Bank USA, N.A., since 2009. She was a founding partner of C&A Advisors, a consulting firm for financial services and risk management from 2009 to 2013, following her retirement in 2008 as the Senior Credit Risk Management Executive for Bank of America and Chief Credit Officer of U.S. Trust, an investment management company owned by Bank of America. Previously, she spent 26 years with Citigroup in various leadership roles, including Division Executive — Latin America for the Citigroup Private Bank, Managing Director and Global Retail Industry Head, and Managing Director and co-head of the U.S. Telecommunications — Technology group for Citicorp Securities. She also served as co-head of the High Yield Finance Group in Citicorp Securities following her service as Region Head of the Citicorp Leverage Finance Group. Ms. Von Althann was born in Havana, Cuba, and has served on the board of Friends of Caritas Cubana since October 2018.

Ms. von Althann received a Bachelor of Arts in Political Science and Government from Bryn Mawr College.

SKILLS AND QUALIFICATIONS INCLUDE:

●
Board and Executive Level Leadership Experience
●
High Level of Banking and Financial Expertise
●
Extensive Knowledge of the Company
●
Broad International Exposure
●
Risk Management / Oversight
●
Exposure to Energy and Utility Sectors
●
Strong Focus on Strategy Development and Implementation
●
ESG Experience
PRINCIPAL OCCUPATION: ● Former Financial Executive at Bank of America and Citigroup.

16	2025 Proxy Statement

DONNA SIMS WILSON

Age 63 Director since: 2021 INDEPENDENT

BIOGRAPHY:

Ms. Sims Wilson has served as Chief Operating Officer of Kah Capital Management, an alternative asset management firm, since April 2020, where she serves on the Management Committee, the Investment and Risk Management Committee and is Chairman of the Valuation Committee. Ms. Sims Wilson previously served as President of Smith Graham Investment Advisors, a $6 billion investment management firm, from October 2015 to April 2021. Ms. Sims Wilson also served on Smith Graham's Board of Directors as well as Executive Management and Investment Policy Committees for the same period. Prior to joining Smith Graham, she completed a 30-year career as an investment banker where among other roles, she was the lead corporate finance professional underwriting hundreds of billions of dollars of corporate and mortgage debt, as well as equity initial and secondary public offerings.

Ms. Sims Wilson co-founded the National Association of Securities Professionals (NASP) Africa Financial Summit in 2015. With subsequent funding from USAID, Mobilizing Institutional Investor to Develop Africa’s Infrastructure (MiDA) was born and has since executed over $1 billion in African infrastructure investments from U.S. institutions. Her leadership in ideating and launching these successful endeavors served as a precursor to her participation in leading a delegation of U.S. pension funds and foundations to the 2018 G20 Buenos Aires summit to educate global institutional investors on how to generate safe, risk-adjusted returns by investing in African infrastructure. Ms. Sims Wilson also previously served as Chair for the Export Import Bank of the United States on the Sub-Saharan African Advisory Board. Ms. Sims Wilson is a frequent speaker at financial service industry events, has testified before the U.S. Congress on laws relating to diversity and has appeared on CNBC’s Squawk Box and C-SPAN discussing issues of diversity, equity and how diverse populations are faring in the economic recovery. She was named One of the Most Powerful Women in Business by Black Enterprise Magazine and received NASP’s coveted Joyce Johnson Award in 2010. Ms. Sims Wilson is an advocate of diversity, equity and inclusion initiatives and she helps businesses break down demographic, social and geographic barriers to achieve expanded levels of success. Additionally, Ms. Sims Wilson brings extensive corporate governance experience through her international corporate board service, leadership positions with numerous not for profit boards and working closely with institutional investors and analysts.

Ms. Sims Wilson received her Bachelor of Arts in Political Science from Yale University.

SKILLS AND QUALIFICATIONS INCLUDE:

●
Executive Level Leadership Experience
●
High Level of Banking and Financial Expertise
●
High Level of Marketing and Sales Expertise
●
Broad International Exposure
●
Risk Management / Oversight
●
Exposure to Energy and Utility Sectors
●
Strong Focus on Strategy Development and Implementation
●
ESG Experience

PRINCIPAL OCCUPATION: ● Chief Operating Officer at Kah Capital Management

2025 Proxy Statement	17

TYRONE MICHAEL JORDAN

Age 62 Director since: 2024 INDEPENDENT

BIOGRAPHY:

Mr. Jordan is an experienced automotive and aerospace industry executive with deep expertise in operations, advanced manufacturing systems, commercialization and technology.

Mr. Jordan served as the President and Chief Operating Officer at DURA Automotive Systems, a global automotive technology supplier, from 2015 until his retirement in 2019, where he led strategic growth and operational initiatives across a global enterprise, demonstrating his ability to drive operational excellence and adapt to rapidly evolving commercial and technological advancements. Mr. Jordan spent more than two decades at General Motors, where he held various senior executive roles, including Global Executive Vice President of Operations & Customer Experience, Engineering, and New Vehicle Technologies. His international experience in Brazil, Mexico, and China, along with leadership roles in Korea, Argentina, and Europe, has equipped him with a global perspective across the industrial sector. Mr. Jordan also served as Senior Vice President, Global Operations and Supply Chain, Aerospace Systems at United Technologies Corporation (UTC), where he was responsible for global operating and technology locations. His leadership was instrumental in the global integration of Goodrich into UTC. Mr. Jordan serves on the Board of Directors at Oshkosh Corporation (NYSE: OSK), Axalta Coating Systems (NYSE: AXTA), and TPI Composites, Inc. (NASDAQ: TPIC), and previously served on the Boards of Directors of Cooper Tire and Rubber Company (NYSE: CTB) and Trinity Industries, Inc. (NYSE: TRN), adding to the manufacturing and manufacturing scale up experience he brings to the FuelCell Energy Board of Directors. Mr. Jordan was originally recommended as a Director nominee by the non-management Directors after being introduced to Mr. Jordan by a third-party search firm.

Mr. Jordan received his Bachelors degrees from Eastern Michigan University (Pre-Law / Criminology) and Purdue University (Industrial Engineering Technology), and an MBA from the University of Tennessee.

SKILLS AND QUALIFICATIONS INCLUDE:

●
CEO/Executive Level Leadership Experience
●
Corporate Governance
●
Transportation and Mobility Experience
●
Strategy
●
People and Compensation
●
Global Markets Experience
●
Financial Literacy
●
Technology
●
Sales and Marketing
●
Manufacturing Experience
●
M&A and Capital Markets
●
ESG Experience
PRINCIPAL OCCUPATION: ● Former President and Chief Operating Officer at DURA Automotive Systems

18	2025 Proxy Statement

Board Diversity

The chart below details Board diversity composition by various characteristics. For more information regarding our philosophy concerning the diversity and recruitment of our Board members, please see page 24 of this Proxy Statement.

Board Diversity Matrix (as of February 12, 2025)

Total Number of Directors	8

	Female	Male
Part I: Gender Identity
Directors	4	4
Part II: Demographic Background
African American or Black	1	2
Alaskan Native or Native American	0	0
Asian	0	0
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	0
White	3	2

Directors who identify as White of Hispanic origin: 1

2025 Proxy Statement	19

Skills and Qualifications of Our Director Nominees

A summary of the attributes of each of our Director nominees follows.

We believe the Director nominees reflect an appropriate mix of professional expertise and educational backgrounds to maintain a Board that is strong in its collective knowledge. The skills, expertise and experience of the Director nominees to be elected at the Annual Meeting are described below, although this is not intended to be an exhaustive list.

CEO / Executive Leadership
8
Strategy
8
Financial Literacy
8
M&A and Capital Markets
8
Corporate Governance
8
People and Compensation
8
Technology
4
Hydrogen Economy
6
Transportation and Mobility
5
Global Markets
8
Sales and Marketing
7
ESG Experience
8
Energy Infrastructure
3
Manufacturing Experience
5

20	2025 Proxy Statement

Director Compensation

The Compensation and Leadership Development Committee periodically reviews Director compensation. In evaluating our Director compensation program, the Compensation and Leadership Development Committee is guided by the following principles: compensation should fairly pay the non-employee Directors, compensation should align the interests of our non-employee Directors with the long-term interests of our stockholders and the structure of the compensation program should be simple, transparent and easy for stockholders to understand.

The compensation of the non-employee Directors includes both a cash and an equity component, which are described in additional detail below. Our non-employee Directors receive an annual retainer and committee member and chair retainers. They may elect to receive these retainers in cash or in shares of the Company’s common stock.

Fiscal Year 2024 Annual Director Compensation

For fiscal year 2024, our annual non-employee Director compensation consisted of:

●	a retainer of $50,000 per year for service as a Director;
●	an annual equity award of either restricted stock units (“RSUs”) or deferred common stock (at the Director’s election) valued at $115,000 for service as a Director which vests one year from the date of grant; and
●	non-chair committee retainers of $10,000 for the first committee on which a non-employee Director is a member and $7,500 for each additional committee on which he or she is a member. There is no committee retainer payable for serving on the Executive Committee.

In addition, the non-employee Chair of the Board received an additional annual retainer of $50,000, and Chair committee retainers were $20,000 for the Audit, Finance and Risk Committee and $15,000 for each of the Nominating, Governance and Sustainability Committee and the Compensation and Leadership Development Committee. A Director will receive pro-rated retainers if he or she does not finish his or her then-current term as a Director.

New Board Members

Upon election to the Board, a non-employee Director will be granted an equity award in the form of restricted stock units (also referred to herein as RSUs) valued at $115,000, pro-rated from the date of his or her initial appointment to the end of the service year (which ends at the annual stockholder meeting). The per share fair market value of each award is based upon the closing market price of the Company’s common stock on the date of grant.

2025 Proxy Statement	21

Directors Deferred Compensation Plan

Pursuant to our Directors Deferred Compensation Plan, non-employee Directors may elect to defer, until a predetermined date or until they leave the Board, receipt of all or a portion of their retainers, whether paid in cash or common stock. The election to defer receipt of all or a portion of his or her retainers must be made by a non-employee Director prior to December 31 of each calendar year or, with respect to a newly-eligible Director, within 30 days after he or she becomes eligible to participate in the Directors Deferred Compensation Plan.

Reimbursement of Expenses

We reimburse the non-employee Directors for reasonable expenses incurred in connection with the performance of their duties as members of the Board.

Fiscal Year 2024 Non-Employee Director Compensation

The following table sets forth the total compensation earned by our non-employee Directors during the fiscal year ended October 31, 2024.

				All Other
	Fees Earned Or	Stock Awards	Option Awards	Compensation
Name of Director	Paid in Cash ($)	($)(1)	($)	($)	Total ($)(2)
James H. England	—	232,500	—	—	232,500
Matthew F. Hilzinger	80,000	115,000	—	—	195,000
Natica von Althann	54,000	136,000	—	—	190,000
Cynthia Hansen	67,500	115,000	—	—	182,500
Donna Sims Wilson	82,500	115,000	—	—	197,500
Tyrone Michael Jordan	67,500	115,000	—	—	182,500
Betsy Bingham	16,875	165,625	—	—	182,500

The following table describes the total compensation earned by our non-employee Directors during the fiscal year ended October 31, 2024, categorized by type of consideration earned.

	Annual	Annual	Committee
	Equity Award	Retainer Fees	Participation Fees
Name of Director	($)	($)	($)	Total ($)(2)
James H. England	115,000	50,000	67,500	232,500
Matthew F. Hilzinger	115,000	50,000	30,000	195,000
Natica von Althann	115,000	50,000	25,000	190,000
Cynthia Hansen	115,000	50,000	17,500	182,500
Donna Sims Wilson	115,000	50,000	32,500	197,500
Tyrone Michael Jordan	115,000	50,000	17,500	182,500
Betsy Bingham	115,000	50,000	17,500	182,500
(1)	The amounts reported represent the aggregate grant date fair value of the stock awards granted in fiscal year 2024 determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Additional information about the assumptions that we used in valuing these awards is set forth in our Annual Report on Form 10-K in Note 16 of the Notes to Consolidated Financial Statements for our fiscal year ended October 31, 2024. Stock awards to Directors for payment of fees are unrestricted shares of common stock that are not subject to any vesting provisions. The annual equity award vests at the earlier of one year from the date of grant or the next annual meeting of stockholders.
(2)	The amount reported represents the aggregate dollar amount of all fees and other remuneration earned for services as a non-employee Director, including annual retainers, committee and/or chair retainers and equity awards.

22	2025 Proxy Statement

Corporate Governance

The Role of the Board

The business affairs of the Company are managed by and under the direction of the Board. The Board and committees of the Board regularly engage with senior management to ensure management accountability, review management succession planning and review and approve the Company’s strategy and mission. The Board is active in reviewing and approving significant corporate actions. The Board also oversees and assesses the effectiveness of the Company’s risk mitigation framework, including controls for financial, regulatory and legal matters, as well as disaster recovery and cybersecurity, environmental, social and governance matters and reviews the process for succession, talent development and employee compensation.

Board Leadership Structure

The Board regularly evaluates its leadership structure to ensure that it reflects the Board’s commitment to effective governance and oversight. Our third amended and restated by-laws (our “by-laws”) provide the Board flexibility to select the appropriate leadership structure for the Board.

In evaluating the Board’s leadership structure, our Board seeks to implement a leadership structure that will allow the Board to effectively carry out its responsibilities and best represent our stockholders’ interests, and considers various factors, including our specific business needs, our operating and financial performance, industry conditions, the economic and regulatory environment, Board and committee annual self-evaluations, advantages and disadvantages of alternative leadership structures and our corporate governance practices.

Currently, the Board maintains separate roles for the Chief Executive Officer and the Chair of the Board. The Company’s President and Chief Executive Officer (Mr. Jason Few) is responsible for the general supervision of the affairs of the Company and is accountable for achieving the Company’s strategic goals. Mr. Few’s responsibilities include:

●	Providing strong ethical leadership;
●	Executing on the Company’s corporate strategy;
●	Reinforcing the Company’s mission, culture and core values;
●	Ensuring complete and accurate disclosure of financial, operational and management matters to the Board;
●	Ensuring compliance and integrity of all financial and regulatory filings and other Company communications;
●	Communicating with the Board so that it is fully informed with respect to Company, industry and corporate governance matters; and
●	Delivering the financial and strategic objectives established by the Board.

The Board’s independent Chair (Mr. James H. England) serves as the principal representative of the Board and as such, presides over all Board meetings. The Board believes that this leadership structure, which separates the Chair and Chief Executive Officer roles, is optimal at this time because it allows Mr. Few to focus on operating and managing our company, while Mr. England focuses on the leadership of the Board and other strategic business activities. We believe that our governance practices ensure that skilled and experienced independent directors provide independent leadership.

2025 Proxy Statement	23

Board Refreshment and Composition

The Nominating, Governance and Sustainability Committee routinely looks for candidates with skill sets that are relevant to the Company and align with our business strategy and goals.

Since 2021, we have added a total of four new Directors to the Board (comprising 50% of the current Board), bringing an expansive mix of expertise, diversity and insight to the Board and its committees. We believe that these Directors provide fresh views and new perspectives with regard to the Company, balanced with the continuity and stability of our longer-serving Directors. One of these four new Directors was appointed to the Board in fiscal year 2024.

The Board has a number of practices that encourage thoughtful Board refreshment, and the Board understands the importance of continuing to add diverse, experienced talent to its membership to ensure an array of experience and strategic views. The Board is committed to ensuring that the composition of the Board aligns with the evolving needs of the Company. The Nominating, Governance and Sustainability Committee adheres to vigorous Board refreshment efforts by thoroughly evaluating the backgrounds of potential Board candidates in addition to regularly assessing the contributions and qualifications of current Directors to ensure that the composition of the Board and each of its committees encompasses a wide range of perspectives and knowledge. To reinforce a culture of board refreshment, while avoiding rigid limits based on age and length of service, the Board recently revised its Corporate Governance Guidelines to replace age and term limits with the following metrics: the Board will strive to maintain an average age of 68 or less and an average tenure of eight years or less for the independent directors as a group. This approach allows for some flexibility with respect to individual director service based on contributions and alignment with Board needs and encourages regular refreshment, while also recognizing the benefit of having some directors who have longer experience on the Board. In addition, to augment the annual assessment of each director’s active engagement and the quality of their contributions relative to the Board’s evolving needs, every independent director periodically will be subject to a more detailed assessment to determine whether their experience and ability to contribute best aligns with the Company’s needs. A third-party advisor will assist the Chair of the Nominating, Governance and Sustainability Committee in facilitating these in-depth assessments (except where the Chair of the Nominating, Governance and Sustainability Committee is subject to review in which case the Nominating, Governance and Sustainability Committee shall select a Director not subject to review in that cycle to work with the third-party advisor). All independent directors of the Board serving as of the beginning of the Company’s 2025 fiscal year will be subject to, on a rolling basis, such detailed assessment within five years of such date. Each independent director will be subject to an additional detailed assessment within every five-year period of additional service commencing after the completion of the prior detailed assessment. All directors who join the Board after the beginning of the Company’s 2025 fiscal year will be subject to a detailed assessment within the first five years of the commencement of his or her service on the Board, and will be subject to an additional detailed assessment within every five-year period of additional service commencing after the completion of the prior detailed assessment. The Nominating, Governance and Sustainability Committee will determine the specific methodology to be used for the detailed assessment with the external advisor. It is expected that in addition to the matters typically considered in annual renomination decisions, the process will involve an interview of the director, a formal peer evaluation process, consideration of likely Board and committee needs over the next three to five years, and consideration of the skills, experience and other qualities that could be sought if the director were not to be renominated.

Director Orientation

As part of our Director orientation process, each new Director receives orientation materials, attends a presentation by the management team, tours our factory and visits at least one of our operating platforms. During the orientation session, new Directors are given ample opportunity to ask questions, request additional information and engage in continuous company-based education after the fact.

Majority Voting Standard in Director Elections

In 2016, the Board approved an amendment to the Company’s by-laws to, among other changes, adopt a majority voting standard in uncontested Director elections, providing that each Director shall be elected by a majority of votes cast. Under our by-laws, a majority of the votes cast standard requires that the number of shares voted “for” a Director must exceed the number of votes cast “against” that Director’s election. Abstentions and broker non-votes are not counted as votes cast with respect to a Director’s election.

In addition, following certification of the stockholder vote in an uncontested election, if any incumbent Director did not receive a greater number of votes “for” his or her election than votes “against” his or her election, the Director shall promptly tender his or her resignation to the Chair of the Board. The Nominating, Governance and Sustainability Committee shall promptly consider such resignation and recommend to the Board whether to accept the tendered resignation or reject it. In deciding upon its recommendation, the Nominating, Governance and Sustainability Committee shall consider all relevant factors including, without limitation, the length of service and qualifications of the Director and the Director’s contributions to the Company and the Board.

24	2025 Proxy Statement

Continuing Education and Evaluations

The Board believes that continuing education by the Board and management is critical to supporting the Company’s commitment to enhancing its corporate governance practices. The Board and management are therefore regularly updated on corporate governance matters, including industry and regulatory developments, strategies, operations and external trends and other topics of importance. The Board maintains a policy requiring mandatory participation in an accredited director education program. New directors are required to complete a minimum of four hours of accredited director education within the first 180 days of election to the Board, and all Directors are required to complete four hours of accredited director education per fiscal year. All of our Directors elected at the last Annual Meeting met their continuing education requirements in fiscal year 2024. All of our Directors and all of our named executive officers (i.e., those executive officers that are named in the Fiscal Year 2024 Summary Compensation Table) are members of the National Association of Corporate Directors.

As part of the Board’s commitment to improve its performance and effectiveness, assessments of the Board and each of its committees are conducted annually. Results of these assessments are reviewed by the Nominating, Governance and Sustainability Committee and the full Board.

Corporate Governance Principles

The Board has adopted Corporate Governance Principles which provide the structure for the governance and best practices of the Company, in accordance with applicable statutory and regulatory requirements. The Company is committed to the highest standards of business conduct and integrity in its relationships with employees, customers, suppliers and stockholders. The Corporate Governance Principles are reviewed annually by the Nominating, Governance and Sustainability Committee and updated as needed. The Corporate Governance Principles can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.

Code of Ethics

The Company is committed to high standards of ethical, moral and legal business conduct and to the timely identification and resolution of all such issues that may adversely affect the Company or its clients, employees or stockholders.

The Board has adopted a Code of Ethics (the “Code of Ethics”), which applies to the Board, our named executive officers (including our principal executive officer and our principal financial and accounting officer) and all our other employees. The Code of Ethics provides a statement of certain fundamental principles and key policies and procedures that govern the conduct of the Company’s business. The Code of Ethics covers all major areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. As required by the Sarbanes-Oxley Act of 2002, our Audit, Finance and Risk Committee has procedures to receive, retain, investigate and resolve complaints received regarding our accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Ethics can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.

Whistleblower Policy

The Company’s Whistleblower Policy covers reporting of suspected misconduct, illegal activities or fraud, including questionable accounting, financial control and auditing matters, federal securities violations or other violations of federal and state laws or of the Company’s Code of Ethics.

We have established a written protocol with a third-party vendor to ensure that all complaints received, other than with respect to our named executive officers, will be reported directly to the Company’s General Counsel, who investigates and reports as necessary directly to the Audit, Finance and Risk Committee of the Board. Any complaints received concerning our named executive officers (i.e., those executive officers named in the Fiscal Year 2024 Summary Compensation Table) are reported directly to the General Counsel and Chief Human Resources Officer and to the Chair of the Audit, Finance and Risk Committee of the Board for investigation, if necessary.

2025 Proxy Statement	25

The third-party vendor offers anonymity to whistleblowers and assures those who identify themselves that their confidentiality will be maintained, to the extent possible, within the limits proscribed by law. No attempt will be made to identify a whistleblower who requests anonymity.

Policy Prohibiting Insider Trading

The Board has adopted an Insider Trading Policy that governs the purchase, sale and other acquisitions and dispositions of the Company’s common stock by the Company and our Directors, officers and employees. This policy is reasonably designed to promote compliance with insider trading laws, related SEC rules and regulations and the Nasdaq listing rules.

Anti-Hedging and Anti-Pledging Policies

Under the terms of the Company’s Insider Trading Policy, all Directors, officers (including, but not limited to, all named executive officers) and employees, are prohibited from engaging in any hedging transaction involving shares of the Company’s securities or the securities of the Company’s competitors, such as a put, call or short sale. Our Directors, officers (including, but not limited to, all named executive officers) and employees are also prohibited from pledging any Company securities.

Compensation Recovery Policies

In 2023, the Company adopted two new executive compensation recovery policies. The first policy provides that if the Company is required to prepare a qualifying accounting restatement, the Company will, unless an exception applies, recover reasonably promptly the excess of the amount of erroneously awarded incentive-based compensation, whether cash or equity, provided to a covered executive over the amount that otherwise would have been received by the executive had such compensation been determined based on the restated financials, computed without regard to any taxes paid. This policy applies to incentive-based compensation received by a covered executive on or after October 2, 2023. Under the second policy, the Board may seek recovery of all compensation (other than base salary) awarded to the Company’s executive officers (or any employee reporting directly to such executive officer at the level of vice president or above) for misconduct including conduct constituting a failure to appropriately identify, escalate, monitor or manage risks to the Company which has caused, or might reasonably be expected to cause, significant reputational or financial harm to the Company, committing a material breach of any agreement between such officer and the Company, or such officer being convicted of, or entering a guilty plea or plea of no contest with respect to a felony or the equivalent thereof, having as its predicate element fraud, dishonesty or misappropriation of property, whether or not property of the Company.

The Executive Compensation Recovery Policies can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.

Stock Ownership Guidelines and Holding Requirements

To align the interests of our Directors, executive officers and stockholders, we require our non-employee independent Directors and executive officers to own FuelCell Energy common stock and we maintain formal stock ownership guidelines. Our stock ownership guidelines were adjusted in February 2025 to reflect the one-for-thirty reverse stock split of our common stock effected by the Company in November 2024 and to further align the interests of our executive officers and Directors with the interests of our stockholders and further promote the Company's commitment to sound corporate governance. Our current stock ownership guidelines are shown in the table below:

Position	Ownership Guideline
President and Chief Executive Officer	The lesser of three times base salary or at least 80,000 shares
All Other Section 16 Executive Officers	The lesser of one times base salary or at least 20,000 shares
Non-Employee Independent Directors	The lesser of three times the annual cash retainer or at least 6,000 shares

26	2025 Proxy Statement

Executives subject to the guidelines must meet the ownership requirement within the later of five years from the date they are appointed to a Section 16 Executive Officer position, or if they were already serving in a Section 16 Executive Officer position, five-years from the date of any change in the minimum stock ownership guidelines (which will be February 2030, as the most recent change to the guidelines was made in February 2025 as a result of the Company’s reverse stock split and independent review of the stock ownership guidelines by the Company’s compensation consultant). The non-employee independent Directors are expected to achieve target ownership levels within the later of five years from the date of commencement of service as a Director, or if they were already serving as a Director, five years from the date of any change in the minimum stock ownership guidelines (which will be February 2030, as the most recent change to the guidelines was made in February 2025). For purposes of meeting the applicable ownership guidelines, the following shares and awards may be counted:

●	FuelCell Energy common stock owned (i) directly by the executive officer or Director or his or her spouse, (ii) jointly by the executive officer or Director and his or her spouse, and (iii) indirectly by a trust, partnership, limited liability company or other entity for the benefit of the executive officer or Director or his or her spouse;
●	100% of restricted stock and restricted stock unit awards (vested and unvested) issued under the Company’s equity incentive plans, but not performance stock units issued under the Company’s equity incentive plans;
●	100% of common stock issued under the Company’s Employee Stock Purchase Plan; and
●	100% of deferred stock units issued under the Company’s Directors Deferred Compensation Plan.

Executive officers and Directors must maintain at least 50% of the stock received from equity awards (on a shares issued basis) until the specified minimum ownership requirement level is achieved.

Unexercised stock options (vested and unvested) may not be counted for purposes of meeting the applicable ownership guidelines.

Once the stock ownership guideline has been achieved, executive officers will be required to maintain stock holding requirements for the duration of their employment with the Company and for Directors, until their cessation of service on the Board.

2025 Proxy Statement	27

Risk Oversight

The Board has overall responsibility for the oversight of risk management at our Company. Day-to-day risk management is the responsibility of management, which has implemented processes to identify, assess, manage and monitor risks that face our Company. Our Board, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our Company, and the steps we take to monitor and control such exposures. Our Board’s role in our Company’s risk oversight has not affected our leadership structure.

Board of Directors and Delegation of Risk Oversight

While our Board has general oversight responsibility for risk at our Company, the Board has delegated some of its risk oversight duties to the various Board committees.

Nominating, Governance and Sustainability Committee	Audit, Finance and Risk Committee	Compensation and Leadership Development Committee

●
Oversees risks related to environmental, social and corporate governance (“ESG”) strategy, initiatives and policies, including communications with employees, investors and other stakeholders with respect to ESG matters

●
Responsible for generally reviewing and discussing the Company’s policies and guidelines with respect to risk assessment, enterprise risk management and commodity exposure
●
Oversees the risk assessment and review of the financial internal controls and procedures, financial statement reporting compliance and risk management strategies related to cybersecurity, technology and the impact of emerging technologies
●
Considers financial risk management including risks relating to liquidity, access to capital and macroeconomic trends and risks
●
In September 2021, the Audit, Finance and Risk Committee adopted a Financial Risk Management Policy (“FRMP”). The objective of the FRMP, which was developed and is executed by the Company’s management, is to manage and mitigate exposure to, among other things, commodity price, foreign currency and interest rate risk with oversight by the Audit, Finance and Risk Committee

●
Assists our Board in overseeing the management of risks arising from our compensation policies and programs related to assessment, selection, succession planning, training and development of executives of the Company

Each of the Board committees reviews these risks and then discusses the process and results with the full Board.

28	2025 Proxy Statement

Communicating with Directors

The Board welcomes engagement with stockholders and casts a wide net to inform and enhance its deliberations and decision making. It maintains several means for stockholders and other stakeholders to engage, ask questions and provide input:

●	Stockholders may participate in our Annual Meetings.
●	Stockholders may participate in our stockholder engagement program in which members of management and, as appropriate, Directors have in-person, virtual, phone or email engagements.

In addition, the Company has established a process by which stockholders or other interested parties may communicate with the Board or any of the Company’s individual Directors. Stockholders and other interested parties may write to our Board, its committees or individual Directors, either via email at corporatesecretary@fce.com or by sending a written communication addressed to our Corporate Secretary by mail to FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810. The Corporate Secretary will promptly forward any communication received to the Board, any committee of the Board or any individual Director specifically addressed in the communication.

Board of Directors and Committees

Independent Directors and Meeting Attendance

The Board currently consists of eight Directors — James H. England, Jason Few, Matthew F. Hilzinger, Natica von Althann, Cynthia Hansen, Donna Sims Wilson, Betsy Bingham and Tyrone Michael Jordan, each of whom will stand for re-election at the Annual Meeting.

The Board has determined that the following seven of the eight Director nominees are independent Directors in accordance with the director independence standards of the Securities and Exchange Commission (“SEC”) and Nasdaq, including Nasdaq Rule 5605(a)(2): James H. England, Matthew F. Hilzinger, Natica von Althann, Cynthia Hansen, Donna Sims Wilson, Betsy Bingham and Tyrone Michael Jordan.

The Board had previously determined that Jason Few, who served as a non-employee Director prior to his appointment as our President and CEO, was an independent Director prior to his appointment as our President and CEO in accordance with the director independence standards of the SEC and Nasdaq, including Nasdaq Rule 5605(a)(2). However, the Board determined that Mr. Few ceased to be independent upon his appointment as President and CEO of the Company on August 26, 2019.

The Board and its committees meet regularly to review and discuss the Company’s progress, strategy and business. The Board meets regularly with management and outside advisors. The independent Directors also hold regular executive sessions without Mr. Few or other members of management. Board members are also kept apprised of Company progress and issues that arise between Board meetings.

All Directors serving at the time of the Company’s 2024 Annual Meeting of Stockholders (“2024 Annual Meeting”) attended the 2024 Annual Meeting. Regular attendance at Board meetings and annual stockholder meetings by each Board member is expected. The Board held 12 meetings in fiscal year 2024. Each incumbent Director serving during fiscal year 2024 attended more than 75% of the total number of Board meetings and, if a Director served on a committee, committee meetings held during fiscal year 2024.

2025 Proxy Statement	29

Board Committees

The Board has four standing committees: the Audit, Finance and Risk Committee, the Compensation and Leadership Development Committee, the Executive Committee and the Nominating, Governance and Sustainability Committee. These committees assist the Board in performing its responsibilities and making informed decisions.

The Board believes it is more effective for the Board, as a whole, to monitor and oversee the Company’s government affairs strategy and initiatives, including federal and state legislative and regulatory proceedings, in addition to monitoring the Company’s ongoing relations with government agencies.

The table below identifies the current members of these four standing committees:

	Audit, Finance and Risk	Compensation and Leadership Development	Executive	Nominating, Governance and Sustainability
James H. England
Jason Few
Matthew F. Hilzinger
Natica von Althann
Cynthia Hansen
Donna Sims Wilson
Betsy Bingham
Tyrone Michael Jordan

30	2025 Proxy Statement

Audit, Finance and Risk Committee

Current Chair	Other Current Members:

Matthew F. Hilzinger	Natica von Althann	Cynthia Hansen	Donna Sims Wilson	Betsy Bingham

Each of the current and fiscal year 2024 Audit, Finance and Risk Committee members satisfies, and has satisfied during his or her entire period of service on the Committee, the definition of independent director and is, and has been during his or her entire period of service on the Committee, financially literate under the applicable Nasdaq and SEC rules (including those specifically applicable to audit committee members). In accordance with Section 407 of the Sarbanes-Oxley Act of 2002, the Board has designated Mr. Hilzinger as the Audit, Finance and Risk Committee’s “Audit Committee Financial Expert”.

The Audit, Finance and Risk Committee represents and provides assistance to the Board with respect to matters involving the accounting, auditing, financial reporting, internal controls and legal compliance functions of the Company and its subsidiaries, including assisting the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors, the performance of the Company’s service firm used to assist management in its assessment of internal controls, and effectiveness of the Company’s financial risk management. The Audit, Finance and Risk Committee routinely holds executive sessions with the Company’s independent registered public accounting firm without the presence of management.

Responsibilities of the Audit, Finance and Risk Committee include:

●
Overseeing management’s conduct of the Company’s financial reporting process, including reviewing the financial reports and other financial information provided by the Company, and reviewing the Company’s systems of internal accounting and financial controls;
●
Overseeing the Company’s independent auditors’ qualifications and independence and the audit and non-audit services provided to the Company;
●
Overseeing the performance of the Company’s independent auditors as well as parties engaged to assist the Company with its assessment of internal controls;
●
Reviewing potential financing proposals and referring them to the Board as necessary; and
●
Overseeing the Company’s risk management programs including reviewing with management, for a general understanding, management’s risk assessments, corresponding accounting implications and risk management mitigation strategies and guidelines, including, but not limited to, with respect to enterprise risks relating to cybersecurity, privacy and data management, technology and the impact of emerging technologies and regulatory compliance and capital markets risks relating to commodity exposure, foreign exchange rates, interest rates and other macroeconomic trends and risks.

The Audit, Finance and Risk Committee held seven meetings during fiscal year 2024. The complete Audit, Finance and Risk Committee charter can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com. The Audit, Finance and Risk Committee’s report appears on page 74 of this Proxy Statement.

2025 Proxy Statement	31

Compensation and Leadership Development Committee

Current Chair	Other Current Members:

Donna Sims Wilson	James H. England	Matthew F. Hilzinger	Betsy Bingham	Tyrone Michael Jordan

Each of the current and fiscal year 2024 Compensation and Leadership Development Committee members is, and during his or her entire period of service on the Committee has been, an independent Director under applicable Nasdaq and SEC rules (including the rules applicable to compensation committee members), and the Compensation and Leadership Development Committee is governed by a Board-approved charter stating its responsibilities. Members of the Compensation and Leadership Development Committee are appointed by the Board.

The Compensation and Leadership Development Committee is responsible for reviewing and approving the compensation plans, policies and programs of the Company to compensate the officers and Directors in a reasonable and cost-effective manner.

The Compensation and Leadership Development Committee’s overall objectives are to ensure the attraction, development and retention of superior talent, to motivate the performance of the executive officers in the achievement of the Company’s business objectives and to align the interests of the officers and Directors with the long-term interests of the Company’s stockholders. To that end, it is the responsibility of the Compensation and Leadership Development Committee to develop, approve and periodically review a general compensation policy and salary structure for executive officers of the Company, which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate.

Responsibilities of the Compensation and Leadership Development Committee include:

●
Reviewing and recommending for approval by the independent Directors of the Board the compensation (salary, bonus and other incentive compensation) of the Chief Executive Officer of the Company;
●
Reviewing and approving the roster of companies used as a peer group for external benchmarking of our officer and Director compensation programs;
●
Reviewing and approving the compensation (salary, bonus and other incentive compensation) of the other executive officers of the Company;
●
Reviewing and approving milestones and strategic enablers (under the Company’s Management Incentive Plan, or “MIP”) relevant to the compensation of executive officers of the Company and evaluating performance in light of those goals and objectives;
●
Overseeing the Company’s compliance with the applicable rules and regulations of the SEC regarding stockholder approval of certain matters, including advisory votes on executive compensation;
●
Reviewing and approving all employment, retention and severance agreements for executive officers of the Company;
●
Reviewing the management succession program for the Chief Executive Officer, the named executive officers and other selected executives of the Company; and

32	2025 Proxy Statement

●
Reviewing and discussing the Compensation Discussion and Analysis (“CD&A”) with management and, based on such review and discussions, recommending to the Board that the CD&A be included in the Company’s annual proxy statement.

The Compensation and Leadership Development Committee acts on behalf of the Board in administering compensation plans approved by the Board in a manner consistent with the terms of such plans (including, as applicable, the granting of stock options, restricted stock, stock units and other awards, the review of performance goals established before the start of the relevant plan year, and the determination of performance compared to the goals at the end of the plan year). The Committee reviews and makes recommendations to the Board with respect to new compensation incentive plans and equity-based plans; reviews and recommends the compensation (annual retainer, committee fees and other compensation) of the Directors to the full Board for approval; and reviews and makes recommendations to the Board on changes in major benefit programs of the Company. Compensation and Leadership Development Committee agendas are established in consultation with the Committee chair. The Compensation and Leadership Development Committee meets in executive session at each Committee meeting.

The Compensation and Leadership Development Committee held seven meetings during fiscal year 2024.

The complete Compensation and Leadership Development Committee charter can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com. The Compensation and Leadership Development Committee’s report appears on page 38 of this Proxy Statement.

Executive Committee

Current Chair	Other Current Members:

Jason Few	James H. England	Matthew F. Hilzinger	Natica von Althann

The principal purposes of the Executive Committee are to provide a forum in between regularly scheduled meetings of the Board for the Chief Executive Officer to seek guidance and advice regarding matters for the Board agenda, and to exercise the powers and authority of the Board in between regularly scheduled meetings of the Board in situations where a special meeting of the Board cannot be convened in the period in which a decision needs to be made, except as limited by the Company’s by-laws, the Nasdaq Marketplace Rules, Delaware corporate law, or other applicable laws or regulations and as may be further limited in the Executive Committee’s Charter.

The Executive Committee held no meetings during fiscal year 2024.

2025 Proxy Statement	33

Nominating, Governance and Sustainability Committee

Current Chair	Other Current Members:

Natica von Althann	James H. England	Cynthia Hansen	Donna Sims Wilson	Tyrone Michael Jordan

Each of the current and fiscal year 2024 members of the Nominating, Governance and Sustainability Committee (formerly the Environmental, Social, Governance and Nominating Committee) is, and during his or her entire period of service on the Committee has been, an independent director under applicable Nasdaq rules. Members of the Nominating, Governance and Sustainability Committee are appointed by the Board.

Responsibilities of the Nominating, Governance and Sustainability Committee include:

●
Identifying individuals qualified to become members of the Board and recommending the persons to be nominated by the Board for election as Directors at the annual meeting of stockholders or elected as Directors to fill vacancies;
●
Reviewing the Company’s corporate governance principles, assessing and recommending to the Board any changes deemed appropriate;
●
Periodically reviewing, discussing and assessing the performance of the Board and the committees of the Board;
●
Reviewing the Board’s committee structure and making recommendations to the full Board concerning the number and responsibilities of Board committees and committee assignments;
●
Assisting the Board with providing oversight to the Company regarding our general approach and strategy for addressing ESG matters relevant to the Company (our “ESG Strategy”);
●
Providing oversight, guidance and perspective to management regarding the Company’s initiatives, processes, policies and disclosures pertaining to ESG matters within our ESG Strategy;
●
Assisting the Board and management regarding the development and tracking of appropriate metrics, procedures and targets relating to ESG matters;
●
Reviewing, monitoring and assessing, as appropriate, the Company’s significant corporate social responsibility issues that impact the Company’s ESG Strategy, including but not limited to employee health and safety and environmental impact of the Company’s operations; and
●
Periodically reviewing and reporting to the Board any questions of possible conflicts of interest or related party transactions involving Board members or members of senior management of the Company.

The Nominating, Governance and Sustainability Committee will consider nominees for the Board recommended by stockholders. Recommendations of Director nominees by stockholders must be in writing and must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the stockholder is a beneficial or record owner of the Company’s common stock.

Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as Director if elected. All recommendations for nomination received by the Corporate Secretary that satisfy our by-law requirements relating to such Director nominations will be presented to the Nominating, Governance and Sustainability Committee for its consideration. Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in our by-laws.

34	2025 Proxy Statement

Nominations must be delivered to the Nominating, Governance and Sustainability Committee at the following address:

Nominating, Governance and Sustainability Committee

FuelCell Energy, Inc.

Office of the Corporate Secretary

3 Great Pasture Road

Danbury, CT 06810

The Nominating, Governance and Sustainability Committee weighs the characteristics, experience, independence and skills of potential candidates for election to the Board and recommends nominees for Director to the Board for election (without regard to whether a nominee has been recommended by stockholders). In considering candidates for the Board, the Nominating, Governance and Sustainability Committee also assesses the size, composition and combined expertise of the Board. As the application of these factors involves the exercise of judgment, the Nominating, Governance and Sustainability Committee does not have a standard set of fixed qualifications that is applicable to all Director candidates, although the Nominating, Governance and Sustainability Committee does at a minimum assess each candidate’s strength of character, mature judgment, industry knowledge or experience, ability to work collegially with the other members of the Board and ability to satisfy any applicable legal requirements or listing standards. The Nominating, Governance and Sustainability Committee is committed to actively seeking highly qualified individuals, and requires a diverse candidate pool, including individuals of diverse gender and ethnicity, from which Board nominees are selected. In identifying prospective Director candidates, the Nominating, Governance and Sustainability Committee may seek referrals from other members of the Board, management, stockholders and other sources. The Nominating, Governance and Sustainability Committee also may, but need not, retain a search firm to assist it in identifying candidates to serve as Directors of the Company. The Nominating, Governance and Sustainability Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering Director candidates, the Nominating, Governance and Sustainability Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent Directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.

In connection with its annual recommendation of a slate of Director nominees, the Nominating, Governance and Sustainability Committee may also assess the contributions of those Directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

The Nominating, Governance and Sustainability Committee held six meetings during fiscal year 2024. The complete Nominating, Governance and Sustainability Committee charter, which includes the general criteria for nomination as a Director, can be found in the Corporate Governance subsection of the section entitled “Investors” on our website at www.fuelcellenergy.com.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Leadership Development Committee was an officer or employee of the Company during the fiscal year ended October 31, 2024. During the fiscal year ended October 31, 2024, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who served as members of our Board or our Compensation and Leadership Development Committee. During the fiscal year ended October 31, 2024, no member of the Compensation and Leadership Development Committee had a relationship with the Company that required disclosure under Item 404 of Regulation S-K.

2025 Proxy Statement	35

Nasdaq Listing Rules — Compensation and Leadership Development Committee Members

Upon assessing the independence of the Compensation and Leadership Development Committee members in accordance with the Nasdaq Listing Rules, the Board has determined that each Compensation and Leadership Development Committee member satisfies the following independence criteria, in addition to qualifying as an independent director under Nasdaq Rule 5605(a)(2):

●	No Compensation and Leadership Development Committee member has received compensation from the Company for any consulting or advisory services nor has any Compensation and Leadership Development Committee member received any other compensatory fees paid by the Company (other than Directors’ fees) during the time such member served on the Compensation and Leadership Development Committee; and
●	No Compensation and Leadership Development Committee member has an affiliate relationship with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

Nasdaq Listing Rules — Compensation and Leadership Development Committee Advisor

Upon assessing the independence of, and any potential conflicts of interest of, the Company’s Compensation advisor, Meridian Compensation Partners, LLC (“Meridian”), in accordance with the Nasdaq Listing Rules, the Compensation and Leadership Development Committee has determined that Meridian satisfies the following independence criteria:

●	Meridian has not provided, in the last completed fiscal year ended October 31, 2024 or any subsequent interim period, any services to the Company or its affiliated companies, other than Meridian’s work as a compensation advisor to the Company’s Compensation and Leadership Development Committee;
●	Less than 1% of Meridian’s total revenue was derived from fees paid by the Company in the last completed fiscal year ended October 31, 2024 and any subsequent interim period for work on behalf of the Company’s Compensation and Leadership Development Committee;
●	Meridian has implemented policies and procedures designed to prevent conflicts of interest;
●	Neither Meridian nor any of its employees or their spouses has any business or personal relationships with any members of the Company’s Compensation and Leadership Development Committee or any of the Company’s executive officers;
●	Neither Meridian nor any of its employees or their immediate family members currently owns any Company securities (other than through a mutual fund or similar externally managed investment vehicle); and
●	Meridian is not aware of any relationship not identified in the statements above that could create an actual or potential conflict of interest with the Company or its affiliated entities, any members of the Company’s Compensation and Leadership Development Committee or any of the Company’s executive officers.

36	2025 Proxy Statement

Proposal 2

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the related rules of the SEC, we are providing our stockholders with the option to cast a non-binding advisory vote on the compensation of our named executive officers or NEOs (as defined elsewhere in this Proxy Statement). This advisory stockholder vote, commonly known as a “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the Company’s fiscal year 2024 executive compensation programs and policies and the compensation paid to our NEOs as discussed in the Compensation Discussion and Analysis beginning on page 39, the accompanying compensation tables and the related narrative disclosure.

As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, our compensation principles and underlying programs are designed to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company’s business objectives and to align the interests of the executive officers with the long-term interests of the Company’s stockholders. We believe our compensation policies and procedures demonstrate a transparent link between pay and performance.

Because say-on-pay votes are advisory and non-binding, voting results cannot overrule any decisions made by the Board. However, the Compensation and Leadership Development Committee will take into account the outcome of the vote when considering future compensation arrangements for our NEOs. We intend to hold the next advisory vote on the compensation of our NEOs at our 2026 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS SET FORTH IN THE “EXECUTIVE COMPENSATION” SECTION OF THIS PROXY STATEMENT.

2025 Proxy Statement	37

Executive Compensation

Compensation and Leadership Development Committee Report	38	Compensation Discussion and Analysis	39

Stockholder Engagement and Focus on Say on Pay	39	Fiscal Year 2024 Summary Compensation Table	58

Fiscal Year 2024 Grants of Plan-Based Awards	59	Outstanding Equity Awards at 2024 Fiscal Year-End Table	60

Fiscal Year 2024 Option Exercises and Stock Vested Table	61	Employment Agreements and Change of Control and Severance	61

CEO Pay Ratio	66	Pay Versus Performance Disclosure	68

Compensation and Leadership Development Committee Report

The Compensation and Leadership Development Committee has reviewed and discussed with management the Compensation Discussion and Analysis as set forth in this Proxy Statement. Based upon this review and discussion, the Compensation and Leadership Development Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be incorporated by reference in the Company’s Annual Report on Form 10-K for its fiscal year ended October 31, 2024, and included in the Company’s 2025 Proxy Statement filed in connection with the Company’s 2025 Annual Meeting of Stockholders.

Respectfully submitted by the Compensation and Leadership Development Committee of the Board of Directors.

Donna Sims Wilson (Chair)

Matthew F. Hilzinger

James H. England

Betsy Bingham
Tyrone Michael Jordan

38	2025 Proxy Statement

Compensation Discussion and Analysis

Introduction and Summary

This Compensation Discussion and Analysis describes the philosophy and objectives of the executive compensation program underlying the compensation which is reported in the executive compensation tables included in this Proxy Statement for the following executive officers of the Company (the “NEOs” or “named executive officers”): Jason Few, President and Chief Executive Officer (the “CEO”); Michael S. Bishop, Executive Vice President, Chief Financial Officer and Treasurer (the “CFO”); Joshua Dolger, Executive Vice President, General Counsel and Corporate Secretary (the “GC”); Michael J. Lisowski, Executive Vice President, Strategic Partnerships; and Mark Feasel, Executive Vice President and Chief Commercial Officer (the “CCO”).

President, Chief Executive Officer	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President, General Counsel, Corporate Secretary	Executive Vice President, Strategic Partnerships	Executive Vice President, Chief Commercial Officer

Jason Few	Michael S. Bishop	Joshua Dolger	Michael J. Lisowski	Mark Feasel
Age: 58	Age: 57	Age: 51	Age: 55	Age: 54
Officer since: 2019	Officer since: 2011	Officer since: 2021	Officer since: 2019	Officer since: 2022

Biographical information concerning our named executive officers and their ages can be found in Item 1. “Business”, in the section entitled “Information about our Executive Officers”, in our Annual Report on Form 10-K for the year ended October 31, 2024.

The total compensation of each NEO is reported in the Fiscal Year 2024 Summary Compensation Table presented on page 58 of this Proxy Statement.

All share information included in the Compensation Discussion and Analysis section of this Proxy Statement has been adjusted to reflect the one-for-thirty reverse stock split effected by the Company in November 2024.

Stockholder Engagement and Focus on Say-on-Pay

The Compensation and Leadership Development Committee, as well as the broader Board of Directors, were not satisfied with the results of last year’s say-on-pay (as defined below) proposal. Similarly, the Board of Directors and Compensation and Leadership Development Committee were not satisfied with the financial performance of the Company and the performance of the Company’s common stock. As a result, significant compensation actions have been taken which are referenced throughout this Compensation Discussion and Analysis.

Our compensation program is intended to motivate and incentivize our executive officers to achieve our corporate objectives and increase stockholder value. The Compensation and Leadership Development Committee continues to evaluate how best to structure our compensation program to ensure that our executives are being appropriately and competitively compensated while also maintaining compensation levels commensurate with our business performance. During fiscal year 2024, as part of our continuing effort to better align our compensation program with best practices, we utilized the services of our compensation consultant, Meridian Compensation Partners, LLC (“Meridian”), to evaluate our executive compensation programs. Additionally, we engaged in a fulsome stockholder outreach campaign as further described below. Our fiscal year 2024 compensation program was informed by these efforts.

The Board and the Compensation and Leadership Development Committee continually evaluate our compensation policies and practices. As part of that process, the Board and the Compensation and Leadership Development Committee consider stockholder feedback, including the results of our annual advisory vote on executive compensation, commonly known as the “say-on-pay” vote. Historically, our say-on-pay proposals have received solid stockholder support, with an average voting support of 83% from 2020 to 2023. At our 2024 Annual Meeting, however, our say-on-pay proposal received the support of approximately 48% of the votes cast by stockholders. Of note, institutional investors held only about 40% of our outstanding common stock as of the record date for the 2024 Annual Meeting, with the balance being held by retail investors.

2025 Proxy Statement	39

The executive compensation decisions made in 2023 (and voted on by our stockholders at our 2024 Annual Meeting) were designed to strengthen retention of our key executives who possess important institutional knowledge and specific understanding of the Company’s risks and opportunities as well as to recognize a singular commercial success and acknowledge that the operational milestones related to the Company’s Management Incentive Plan for fiscal year 2023 did not adequately reflect changes in the business operations of the Company after re-entering the South Korean market in 2022. However, after the results of the say-on-pay vote at the 2024 Annual Meeting, the Board recognized that stockholders had significant concerns regarding certain aspects of the Company’s executive compensation program.

Following the 2024 Annual Meeting, we undertook efforts to engage with stockholders to understand and address their concerns regarding our executive compensation program. The stockholder engagement efforts included participation by the Chair of the Compensation and Leadership Development Committee and members of the executive leadership team. We reached out to the top 36 identified institutional stockholders, representing approximately 33% of our outstanding shares of common stock as of information available on June 30, 2025, as part of our engagement specifically relating to the Company’s compensation program. Four of these stockholders, representing approximately 6% of our outstanding shares of common stock, accepted our invitation to engage and met with us to share their feedback. Three of the 36 stockholders, representing approximately 14% of our outstanding shares of common stock, indicated there was no need for a call with the Company and declined our invitation. Twenty-nine stockholders, representing approximately 13% of our outstanding shares of common stock, did not respond to our invitation.

In general, we learned that our largest institutional stockholders were broadly supportive of our approach to compensation, and their feedback did not suggest that we needed to make major changes to the structure of our compensation program. Nonetheless, our large, diverse stockholder base with somewhat limited institutional participation can make it difficult to ascertain a consensus among our stockholders and the Compensation and Leadership Development Committee and the Board felt it was important to consider actionable feedback from our stockholders. The chart below summarizes the feedback we received from stockholders and the proxy advisory firms and the Company’s responses.

40	2025 Proxy Statement

Category	What We Heard	Actions Taken in Response
Peer Group
●
Some stockholders expressed concern that the peer group the Compensation and Leadership Development Committee uses to benchmark compensation included a number of companies with higher revenues than FuelCell Energy
● Modified our executive compensation peer group for fiscal year 2024 to include peers with revenues more aligned with FuelCell Energy
Use of Discretion	● Some stockholders expressed a preference that the Compensation and Leadership Development Committee minimize the use of discretion in its evaluation of performance under the Management Incentive Plan
●
Did not exercise discretion in evaluating fiscal year 2024 performance under the Management Incentive Plan
●
Modified operational milestones to measure new backlog using dollar amounts rather than megawatts to remove the ambiguity that led to the use of discretion for fiscal year 2023

Compensation Increase
●
Some stockholders expressed concern regarding the increase in the grant date fair value of the CEO’s equity awards in 2023. Some stockholders also expressed concern regarding executive salary increases and a lack of correlation to total stockholder return

●
Implemented a salary freeze in fiscal year 2024, such that there is no increase to CEO and other NEO base salaries in fiscal year 2025
●
Fiscal Year 2025 target Long-Term Incentive Plan awards for the CEO and other NEOs were reduced to 45% or less of the prior year’s target awards
●
Reduced the ability of the CEO to approve equity awards for recognition or retention purposes for non-executive employees from $100,000 to $25,000

In addition to this targeted outreach, we also regularly engage with our stockholders in the ordinary course of our investor relations activities. Engagement with our stockholders is a key component of our corporate governance practices and we strongly believe stockholder engagement is of vital importance. Our engagement is designed to maintain an open line of communication between us and our stockholders with respect to (1) our business, strategy and philosophy and (2) our governance and executive compensation practices.

As part of our routine stockholder outreach, our Chief Executive Officer, Chief Financial Officer and other members of our senior management team conduct regular investor communications, including conferences, non-deal road shows and individual and group conference calls with portfolio managers and industry analysts. Each quarter’s earnings results are reviewed and discussed in open investor conference calls with broad participation and Q&A by the analyst community. The members of our senior management team regularly make themselves available for such communications, typically focusing on elements of our strategic plans, consolidated business results and capital structure and other topics of interest to stockholders. We believe that management can strengthen its ability to lead the Company and execute its Powerhouse business strategy by constructively discussing our business and strategy in such settings.

We significantly increased our engagement efforts with our stockholders during the last several fiscal years. As part of our increased outreach campaign, our Chief Executive Officer, Chief Financial Officer, other members of our senior management team and, in certain cases, the Chair of the Board and the Chair of the Compensation and Leadership Development Committee, have met with stockholders and held investor meetings by teleconference or video conference. We endeavor to broadly engage institutions, and many institutions welcome direct communications with management. Additionally, we host our Annual Meetings of Stockholders virtually, allowing for

2025 Proxy Statement	41

broad participation of stockholders as of the record date, and include the ability for questions to be submitted to management and the Board of Directors.

Who we engaged	How we engaged
Since the beginning of fiscal year 2024:
Management spoke with 103 Stockholders and Institutions The management team also attempted to meet with many more stockholders who either declined or were unable to meet	We participated in 10 Investor Conferences in order to make our management team accessible to investors, and we anticipate increasing the number of investor conferences we attend in fiscal year 2025.

During all such calls and meetings (other than investor conferences), the Company solicited feedback from stockholders that is considered by the Board and management in making strategic, corporate governance and compensation decisions. We believe that the positive dialogue with stockholders during the last several fiscal years has promoted transparency and accountability, helping us to respond in a better manner to the interests of our stockholders and to adjust to evolving governance and compensation expectations.

As a result of direct feedback from stockholders, institutions and proxy advisory firms over the last several years, we have implemented a number of improvements, including advancing the design of our compensation program to more deeply integrate Company and individual performance as the driving criteria for achievement under the Management Incentive Plan and share grants. We are committed to further engagement with stockholders going forward to ensure the Board and senior management are well-informed with respect to stockholder expectations.

42	2025 Proxy Statement

Fiscal Year 2024 Compensation Mix for NEOs

Our compensation mix for fiscal year 2024 was significantly performance-based and tied to increasing stockholder value as demonstrated by the following charts. We target a compensation mix for our NEOs weighted heavily towards variable, or “at risk” compensation including short-term cash incentives and long-term incentive compensation in the form of equity awards to align the compensation of our NEOs with our performance and the interests of our stockholders.

For the purposes of these charts, base salary reflects the base salary in effect as of January 1, 2024, and annual cash incentive amounts are based on target amounts. Long-term incentive compensation amounts (which fall under “Equity Compensation” in the charts below) are based on the grant date fair value of awards. The “Other NEOs” chart reflects average values for the NEOs other than our CEO.

Total Compensation Mix

Equity Compensation Award Mix

Equity compensation for fiscal year 2024 was comprised of performance stock units and time-based RSUs, with a compensation mix that heavily emphasized performance-based compensation as illustrated in the charts below. The values in the charts below reflect the target value of the performance stock units and the grant date fair value of the time-based RSUs granted during fiscal year 2024. The “Other NEOs” chart below reflects average values for the NEOs other than our CEO.

2025 Proxy Statement	43

Compensation Policies and Practices

During fiscal year 2024, we maintained the following compensation-related governance policies and practices, including both policies and practices we have implemented to drive performance and policies and practices that either prohibit or minimize behaviors that we do not believe serve our stockholders’ long-term interests.

What We Do:

Maintain an Independent Compensation and Leadership Development Committee — Our Compensation and Leadership Development Committee consists solely of independent directors who establish our compensation practices.

Retain an Independent Compensation Advisor — Our Compensation and Leadership Development Committee has engaged its own compensation consultant to provide information, analysis and other advice on executive compensation independent of management.

Annual Executive Compensation Review — At least once a year, our Board conducts a review of our compensation strategy, and during fiscal year 2024, we did an in-depth review of our compensation program and updated our peer group for purposes of evaluating compensation and making compensation decisions for fiscal year 2024.

Compensation At-Risk — Our executive compensation program is designed so that a significant portion of the compensation of our executive officers is “at risk” based on corporate performance, to align the interests of our executive officers and stockholders. This “at risk” compensation includes the performance-based equity awards made in fiscal year 2024, which are discussed in additional detail below.

Stock Ownership Guidelines — We maintain minimum stock ownership guidelines and stock holding requirements applicable to our executive officers and the non-employee independent members of our Board. As of October 31, 2024, each of our executive officers had either satisfied such guidelines or had time remaining to do so under the guidelines. Our minimum stock ownership guidelines are discussed in additional detail on page 26 of this Proxy Statement.

Compensation Recovery (“Clawback”) Policies — In fiscal year 2023, we adopted two new executive compensation recovery policies. The policies are discussed in additional detail on page 26 of this Proxy Statement.

Conduct an Annual Stockholder Advisory Vote on NEO Compensation — We conduct an annual stockholder advisory vote on the compensation of our NEOs. Our Board considers the results of this advisory vote during its deliberations on executive compensation. Historically, our say-on-pay proposals have received solid stockholder support, with an average voting support of 83% from 2020 to 2023. At our 2024 Annual Meeting, however, our say-on-pay proposal received the support of approximately 48% of the votes cast by stockholders. The Compensation and Leadership Development Committee continues to consider input from stockholders in making compensation decisions and reviewing executive compensation programs and policies. At our Annual Meeting of Stockholders in 2023, in keeping with the recommendation of our Board, our stockholders expressed a preference that future advisory stockholder votes to approve the compensation of our NEOs be held on an annual basis and, as previously disclosed, our Board determined to hold an advisory vote to approve the compensation of our NEOs every year.

Compensation-Related Risk Assessment — We conduct regular risk assessments of our compensation programs and practices, and a full risk assessment was completed by our independent compensation consultant during fiscal year 2024 and reviewed by our Compensation and Leadership Development Committee. We structure our executive compensation programs to try to minimize the risk of inappropriate risk-taking by our NEOs.

“Double-Trigger” Change in Control Arrangements — We have established “double-trigger” change-in-control severance agreements with each of our NEOs.

What We Do Not Do:
No Guaranteed Bonuses — We do not provide guaranteed annual bonuses to our executive officers.

No Defined Benefit Retirement Plans — We do not currently offer, nor do we have plans to offer, defined benefit pension plans or any non-qualified deferred compensation plans or arrangements to our NEOs other than arrangements that are available generally to all employees. Our NEOs are eligible to participate in our 401(k) retirement plan on the same basis as our other employees.

No Tax Gross-Ups — We do not offer our NEOs any tax “gross-ups”.
No Stock Option Re-pricing — We do not permit options to purchase shares of our common stock to be repriced to a lower exercise price without the approval of our stockholders.

No Hedging or Pledging — Our Insider Trading Policy prohibits all Directors, NEOs and other employees from engaging in hedging or other speculative trading and prohibits Directors and NEOs from pledging their shares.

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Compensation Philosophy and Objectives

The Compensation and Leadership Development Committee is responsible for developing and reviewing executive compensation plans, policies and practices consistent with our compensation philosophy.

Our compensation philosophy is designed around certain key objectives:	To achieve these objectives, our executive compensation program:
	
●
Attract, Develop and Retain Top Executive Talent: We have designed our compensation program to be competitive and cost-effective, while allowing us to attract, develop and retain executives critical to our long-term success.
●
Pay for Performance: Our compensation program aligns compensation with Company and individual performance on both a short-term and long-term basis.
●
Significant Portion of Pay is in the Form of Variable Compensation: We have aligned NEO compensation with stockholder interests by tying a significant portion of total direct compensation to the achievement of performance goals or stock price appreciation. With variable compensation, the value our NEOs realize is subject to the achievement of performance goals and the movement of our stock price.

●
Must be competitive with compensation paid by companies in the same or similar markets for executive talent;
●
Rewards performance by linking compensation to Company performance and achievement of corporate performance goals;
●
Aligns realized compensation with long-term stockholder returns by delivering a significant portion of NEO compensation in the form of equity compensation, the value of which is directly linked to our stock price;
●
Aligns NEO and stockholder interests by requiring NEOs to own and hold our stock for a specified period of time; and
●
Is comprised of a “fixed” component, which consists of base salary, a “variable” component, which consists of an annual performance-based incentive award (the target amount of which is expressed as a percentage of base salary) and a long-term incentive award linked to individual and Company performance and “health and welfare benefits” including contributions to the Company’s Section 401(k) Retirement Savings plan (the “401(k) Plan”), which benefits and contributions are the same as those offered to all other eligible employees, with the exception of executive health screenings. We also occasionally grant special signing, recognition or retention bonuses or awards to address unique situations.

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Compensation Overview

The following table presents a summary of the key components of our executive compensation program and the purpose of each such component. Our program is heavily weighted towards variable compensation and dependent on results.

	Compensation Component	Purpose
FIXED	Base Salary Paid in cash
●
Provide fixed cash compensation based on competitive market data for specific position responsibilities; pay levels reflect scope of job, industry experience and the executive’s performance.
●
Enable the Company to attract, develop and retain critical executive talent.

AT RISK	Annual or Short-Term Incentives Paid — to the extent that performance goals are achieved — annually in cash under the Management Incentive Plan or MIP	● Focus executive officers on achieving results-oriented short-term performance goals that align with the Company’s annual operating plan and result in long-term value creation.
Long-Term Incentives Paid — to the extent vesting criteria are met — under the Long-Term Incentive (LTI) Plan in equity
●
Provide strong linkage between participants’ and stockholders’ long-term interests. The 2024 LTI Plan is performance-based with 50% of the shares awarded tied to performance of the Company’s common stock.
●
Focus our executive officers on longer-term performance goals that strongly align with and drive stockholder value creation, as well as support the Company’s leadership retention strategy.

In addition, all of our executives are entitled to participate in the Company’s benefit programs to the same extent as our other employees, as discussed further under the “Health and Retirement Benefits” section on page 55 of this Proxy Statement. The Company has provided certain limited perquisites to its executives which, in fiscal year 2024, included executive health screenings. Also, certain limited perquisites were granted to Mr. Few (pursuant to his Employment Agreement), which include up to $10,000 annually in tax preparation fees and $10,000 annually in organization and membership dues.

Compensation-Setting Process

1	2	3

The Compensation and Leadership Development Committee reviews the base salary, target annual incentive award, long-term incentive award and target total direct compensation opportunity (which represents the sum of these three elements) for each of the NEOs annually.

The CEO makes recommendations to the Compensation and Leadership Development Committee for annual increases in base salary, the annual incentive award payments and long-term incentive awards for each of the NEOs (other than with respect to his own compensation), taking into account the recommendations of the Compensation and Leadership Development Committee’s independent compensation consultant.

The Compensation and Leadership Development Committee has the final authority to approve annual increases in base salary, annual incentive award payments and long-term equity incentive awards for the NEOs other than the CEO, whose compensation is approved by the independent members of our Board.

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Prior to the start of each fiscal year, the CEO develops operational milestones and strategic enablers (or similar milestones and initiatives) under the Company’s Management Incentive Plan (“MIP”) for the year for our salaried employees, including the NEOs. These operational milestones and strategic enablers represent key performance objectives which are incorporated into the MIP, which is then submitted to the Compensation and Leadership Development Committee for consideration and approval. After our fiscal year-end financial results are available, the annual incentive award pool for employees and individual annual incentive award payments for the NEOs for the just-completed fiscal year are approved by the Compensation and Leadership Development Committee, except with respect to the CEO, whose annual incentive award payment is approved by the independent members of our Board.

The Compensation and Leadership Development Committee formulates its compensation decisions for the NEOs with input from the CEO (other than with respect to his own compensation), considering such factors as each NEO’s professional experience, job scope, past performance, tenure and retention risk. The Compensation and Leadership Development Committee also considers prior fiscal year adjustments to compensation, historical annual incentive award payments and long-term incentive awards. Finally, the Compensation and Leadership Development Committee considers current market practices, based on its review of executive compensation data for comparable companies, as well as current compensation trends, to ensure that the compensation of the NEOs is both competitive and reasonable, while also maintaining compensation levels commensurate with our financial and stock performance.

Since 2019, the Compensation and Leadership Development Committee has engaged Meridian, an independent compensation consulting firm, to provide research and analysis and to make recommendations on the form and level of executive compensation. The Compensation and Leadership Development Committee sought input from Meridian on executive compensation matters for fiscal year 2024, including the design and competitive position of our executive compensation program, our peer group, appropriate compensation levels and evolving compensation trends.

Based on its consideration of the various factors set forth in the rules promulgated by the SEC and the Nasdaq Marketplace Rules, the Compensation and Leadership Development Committee has determined that the work performed by Meridian has not raised any conflict of interest.

Competitive Positioning

We periodically perform a competitive market analysis of our executive and Director compensation programs to ensure that the total compensation packages of our executive officers and the non-employee members of our Board are within a reasonably competitive range. In connection with its fiscal year 2024 compensation actions and decisions, the Compensation and Leadership Development Committee considered a competitive market analysis that was prepared by Meridian at the end of fiscal year 2023.

Competitive Market Analysis

In September 2023, Meridian conducted a competitive market analysis that was used by the Compensation and Leadership Development Committee in connection with its executive and non-employee Director compensation decisions for fiscal year 2024. To develop an understanding of the competitive marketplace, the Compensation and Leadership Development Committee reviewed the executive compensation practices of a group of similarly situated publicly traded companies (the “Peer Group”) based on compensation data gathered from publicly available filings.

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The Compensation and Leadership Development Committee and Meridian reviewed and considered factors such as operating size, revenue, valuation, margins, growth and stockholder returns alongside business model comparability in determining the Peer Group to be utilized in making compensation decisions for fiscal year 2024. The 2024 Peer Group was selected based on the evaluation of all these factors, and consisted of the following 15 companies:

Altus Power, Inc.	Montauk Renewables, Inc.
Aspen Aerogels, Inc.	NuScale Power Corporation
Ballard Power Systems, Inc.	Plug Power, Inc.
Blink Charging Co.	Shoals Technologies Group, Inc.
Bloom Energy Corporation	Stem, Inc.
Clean Energy Fuels Corp.	Sunnova Energy International Inc.
Energy Recovery, Inc.	Vicor Corporation
Energy Vault Holdings, Inc.

When reviewing our prior Peer Group roster used for fiscal year 2023, the Compensation and Leadership Development Committee noted that the clean technology energy sector, an emerging business sector, is a unique space with a relatively small number of similar competitors. While 2023 Peer Group companies such as Bloom Energy Corporation, Clean Energy Fuels Corp., Plug Power Inc., Shoals Technologies Group, Inc. and Vicor Corporation were larger than us with respect to both revenue and market value at the time of review, each was a direct competitor for either sales, executive talent, or both. In addition, the uniqueness of fuel cell electrochemistry and the relatively small number of global market participants, including Bloom Energy Corporation and Plug Power, Inc., yields an even smaller pool of experienced human capital among fuel cell companies. As a result, FuelCell Energy competes to attract and retain talent among that group regardless of revenue and market capitalization size. The Compensation and Leadership Development Committee opted to maintain Bloom Energy Corporation, Clean Energy Fuels Corp., Plug Power Inc., Shoals Technologies Group, Inc. and Vicor Corporation in the Peer Group for fiscal year 2024 so that its decision making would continue to benefit from understanding the executive compensation programs of some of our most obvious competitors. However, the Compensation and Leadership Development Committee reviewed a full array of competitive market data rather than isolating and targeting a particular percentile with respect to any portion of our executives’ pay. This holistic approach to consideration of market data safeguards against the risk of providing targeted compensation opportunities that outpace our current size or value.

In selecting companies to delete from our 2023 Peer Group roster (in developing our 2024 Peer Group), the Compensation and Leadership Development Committee noted at the time of review that FTC Solar, Inc. and American Superconductor Corporation had slowing or declining revenue growth and significantly lower valuations than our own. ChargePoint Holdings, Inc. and Thermon Group Holdings were larger than us and were no longer perceived to be direct competitors for either sales or executive talent. Therefore, the Compensation and Leadership Development Committee determined to remove each of these companies in developing our 2024 Peer Group.

In selecting new additions to our fiscal year 2024 Peer Group, the Compensation and Leadership Development Committee noted that Altus Power Inc., Energy Recovery, Inc. and Montauk Renewables, Inc. were clean energy companies with similar revenue and market value to our own and provided balance to larger competitors that remained in our 2024 Peer Group. Energy Recovery, Inc. was also similar to us in revenue, though carrying a lower market value, and the company was growing quickly and represented an emerging competitor. Finally, NuScale Power Corporation was much smaller than us with respect to revenue but was an emerging competitor that also provided balance to larger competitors.

As indicated above, the net impact of these additions and removals was a roster of companies that improved our alignment with respect to key indicators of size, complexity, value and growth.

The Compensation and Leadership Development Committee uses the market analysis as a reference point to ensure that our executive compensation program is competitive with market practice. In the case of each executive officer, the Compensation and Leadership Development Committee compares the overall compensation of each individual against the compensation data developed through the market analysis, if his or her position is sufficiently similar to the positions identified in the data to make the comparison meaningful. However, the Compensation and Leadership Development Committee reviews a full array of competitive market data rather than isolating and targeting a particular percentile with respect to any portion of the executives’ pay. Ultimately, the Compensation and Leadership Development Committee’s decisions with respect to each executive’s total compensation, and each individual

48	2025 Proxy Statement

compensation element, are based in large part on its assessment of Company and individual performance as well as other factors, such as internal equity.

Fixed Compensation

Base Salary

The purpose of base salary, from the perspective of the Compensation and Leadership Development Committee, is to fairly and competitively compensate our NEOs with a fixed amount of cash for the jobs they perform. In addition, base salaries are used to recognize the experience, skills, knowledge and responsibilities required of our NEOs. Accordingly, we seek to ensure that base salary levels are competitive and consistent with industry practices.

Fiscal Year 2024 Base Salaries

During fiscal year 2024, the Compensation and Leadership Development Committee reviewed the base salaries of the executive officers, taking into consideration their qualifications, past performance and expected future contributions, their ongoing roles and responsibilities and the challenges facing the Company. In determining base salaries for our NEOs for fiscal year 2024, the Compensation and Leadership Development Committee also reviewed compensation information from the 2024 Peer Group and considered data provided by Meridian as well as the tenure, performance and contribution of each NEO in the prior fiscal year. After considering the foregoing factors and certain additional information, including the roles each of our executive officers played in advancing our strategic objectives, the base salaries of the NEOs for fiscal year 2024 were increased as shown in the table below, and these increases were effective as of January 1, 2024. As these increases were effective as of January 1, 2024 (rather than as of the beginning of the Company’s fiscal year on November 1st), the base salary amounts shown in the table immediately below do not correspond exactly to the base salary amounts included in the Fiscal Year 2024 Summary Compensation Table on page 58.

	2024 Base	2023 Base	Increase	Increase
Name	($)	($)	($)%
Mr. Few	582,036	567,840	14,196	2.5
Mr. Bishop	445,982	437,237	8,745	2.0
Mr. Dolger	385,018	371,281	13,737	3.7
Mr. Lisowski	424,598	416,272	8,326	2.0
Mr. Feasel	387,192	379,600	7,592	2.0

In response to the Company’s fiscal year 2024 performance (including the decline of the stock price and market value) and restructuring and other cost cutting measures as well as stockholder input, the Compensation and Leadership Development Committee and the Board implemented a salary freeze in 2024, so there will be no increase to the CEO’s and other NEO’s base salaries in fiscal year 2025.

Bonuses

The Compensation and Leadership Development Committee may, from time to time, grant discretionary bonuses. In fiscal year 2024, no discretionary bonuses were paid.

Variable Compensation

Annual Incentive Compensation

All salaried exempt employees, including our executive officers, are eligible to participate in our annual cash bonus plan, which we refer to as the Management Incentive Plan or the MIP. The MIP is intended to motivate employee performance in, and align compensation levels with, the achievement of our annual business objectives.

The target annual incentive award opportunities for each NEO (expressed as a percentage of base salary) under the MIP were originally established in each of their respective employment agreements and are reviewed periodically by the Compensation and Leadership Development Committee. For fiscal year 2024, the independent members of the Board, at the recommendation of the Compensation and Leadership Development Committee, approved a change in the target annual incentive award opportunity for Mr. Few from 100% to 115% (as a percentage of base salary) in order to improve alignment of his target total cash compensation

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opportunity with market median of the compensation data reflected in the Company’s market analysis. This change also drove pay for performance by placing a greater percentage of Mr. Few’s target total cash in the target annual incentive award as compared to fiscal year 2023. This change in target annual incentive award was approved in December 2023, prior to the say-on-pay vote at the 2024 Annual Meeting. The Compensation and Leadership Development Committee also approved target annual incentive award opportunities of 70% for Messrs. Bishop, Lisowski and Feasel and 60% for Mr. Dolger, which are the same as the target annual incentive award opportunities for these NEOs for fiscal year 2023.

The actual amount of annual cash compensation earned under the MIP each year by our NEOs may be more or less than the target amount depending on our performance against a set of pre-established Company operational milestones (which represent 75% of their target annual incentive award opportunity) and a set of pre-established Company strategic enablers (which represent the remaining 25% of their target annual incentive award opportunity). In addition, the Compensation and Leadership Development Committee retains the right to exercise its discretion to adjust the size of potential award payments as it deems appropriate to take into account factors that enhance or detract from results achieved relative to the Company’s operational milestones and strategic enablers. However, no discretion was exercised in determining the award payments to be made to the NEOs under the MIP for fiscal year 2024. The Compensation and Leadership Development Committee believes that linking the annual incentive awards for the NEOs to Company operational milestones and strategic enablers creates a performance-based compensation opportunity that furthers stockholder interests, but by retaining some discretion, reduces the risk that executives will overemphasize performance on the pre-established objectives to the detriment of the Company’s overall performance. Retaining limited discretion allows the Compensation and Leadership Development Committee to ultimately conduct a more fulsome performance assessment that recognizes industry-specific and broader macroeconomic trends that have impacted the business and the Company’s opportunities and performance during the course of the year.

The operational milestones and strategic enablers on which the 2024 MIP awards were based, as well as our performance with respect to such milestones and initiatives, are discussed below.

Fiscal Year 2024 Operational Milestones and Strategic Enablers

For fiscal year 2024, the pre-established Company operational milestones and strategic enablers were intended to further advance our business and strategic objectives.

Operational Milestones (75% weighting)

The operational milestones for fiscal year 2024 were consistent with our fiscal year 2024 annual operating plan and were set in consideration of the Company’s prior year performance and the fiscal year 2024 budget. The operational milestones (and their respective weighting) were: (1) secure new backlog (25%), (2) end fiscal year 2024 with a specified level of unrestricted cash (25%), (3) achieve Adjusted EBITDA with a zero percent deviation from budget (25%) and (4) achieve a total reportable injury rate of < 1.6 (25%). (For information regarding the calculation of Adjusted EBITDA, see Annex A to this Proxy Statement.) For each operational milestone, a threshold level was set in order to qualify for 50% of the target payout and a maximum was set which capped the bonus potential at 200% of the target payout. Between threshold and target and between target and maximum there are additional incremental levels associated with 75% and 150% of target payouts, respectively.

The Compensation and Leadership Development Committee removed revenue as an operational milestone and replaced it with securing new backlog based on the dollar value of such backlog, rather than megawatts. Dollar values added to backlog provide direct alignment to future revenue growth and the Company’s efforts to re-enter the Korean market include repowering of existing fuel cell installations with new modules along with new customer long-term service agreements, the revenue value of which are not necessarily based on the number of megawatts (“MWs”).

Strategic Enablers (25% weighting)

The Compensation and Leadership Development Committee had also established strategic enablers for fiscal year 2024 applicable to all participants including the NEOs. The pre-established Company strategic enablers for fiscal year 2024 (and their respective weighting) were: (a) expand solid oxide manufacturing capacity and produce and install initial units (33%), (b) demonstrate carbon recovery to address food and beverage market (34%) and (c) enable large scale carbon capture with commercial manufacturing partnership and demonstration site (33%).

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The operational milestones and strategic enablers, their respective weighting, and the Company’s achievement with respect to each are set forth in the tables below.

Fiscal Year 2024 Operational Milestones — Targets and Actual Results

		Maximum	Target	Threshold		Category	Weighted
	Category	Achievement	Achievement	Achievement	Company Actual	Payout	Payout
Milestone	Weighting	(200%)	(100%)	(50%)	Achievement	Percentage	Percentage
Secure New Backlog	25%	$400 million	$300 million	$250 million	$248 million	0%	0%
Achieve FY End Unrestricted Cash Target(1)	25%	$400 million	$300 million	$250 million	$257 million	56%	14%
Achieve Adjusted EBITDA(2)(3) — Percent Deviation from Budget	25%	20%	0%	(20)%	0.4%	101%	25%
Achieve a Total Reportable Injury Rate of < 1.6	25%	1.00	1.60	2.60	1.04	194%	49%
	100%						88%

(1)	Includes investments in short-term treasury securities. In calculating the total amount of the Company’s unrestricted cash at the end of fiscal year 2024, the Compensation and Leadership Development Committee included both the amount of unrestricted cash and the amortized cost of short-term U.S. Treasury Securities outstanding as of October 31, 2024.
(2)	As described in additional detail below, we use adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), which is a financial measure that is not calculated in accordance with generally accepted accounting principles (“GAAP”) issued by the Financial Accounting Standards Board, as an operational milestone to evaluate Company performance. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, restructuring charges, non-cash (gain) loss on derivative instruments and other unusual items, which are considered either non-cash or non-recurring.
(3)	A reconciliation of EBITDA and Adjusted EBITDA (non-GAAP financial measures) to Net loss (the most directly comparable GAAP financial measure) is included in Annex A to this Proxy Statement.

Our fiscal year 2024 operational milestones and results are described in further detail as follows:

Secure New Backlog

Securing new backlog is critical to drive revenue growth and maintain a strong revenue backlog. The target established for fiscal year 2024 was $300 million of new backlog.  In fiscal year 2023, the Company measured new orders in terms of megawatts of products sold. This method of measurement did not adequately reflect the changing nature of the Company’s business with respect to generating revenue not only from product sales but also entering into new long term service agreements with customers (which generally have higher margins than product sales), particularly as the Company re-entered the Korean market. Due to lengthy litigation with our former partner in Korea, the Company had been effectively locked out of the Korean market for many years. After settling the litigation, the Company re-entered the Korean market in 2022 and began the process of rebuilding its brand in Korea and marketing its products and services to customers serviced by the Company’s former Korean partner. The Company was unsure how long it would take to successfully enter into long term service agreements with customers formerly serviced by the Company’s Korean partner. The Company was able to begin executing large long-term service agreements with Korean customers in fiscal year 2023, which led to the change in how the Company measured its target for fiscal year 2024.

During fiscal year 2024, the Company secured new backlog in strategic markets including: (i) continuing to re-enter the Asian market with a contract for the sale of forty-two replacement fuel cell modules and a long-term service agreement with Gyeonggi Green Energy Co., Ltd. (“GGE”), (ii) entering into an agreement for our carbonate fuel cell technology to be used in a bio-generation project developed by Ameresco, Inc. for the Sacramento Area Sewer District to convert on-site biofuel into clean electricity, (iii) updating and extending the term of our joint development agreement with ExxonMobil Technology and Engineering Company (“EMTEC”), which governs the companies’ development of unique technology that captures CO2 emissions directly from industrial sources while producing electricity and hydrogen simultaneously and (iv) the extension of the power purchase agreement with the Long Island Power Authority for an additional two years.

These contracts added $248 million to our backlog during fiscal year 2024.  Because this total fell short of the threshold achievement level, the Compensation and Leadership Development Committee determined that no payout was achieved for this milestone.

Achieve FY End Unrestricted Cash Target

It is strategically important for the Company to maintain a strong cash balance to fund future growth plans, including capital expenditures, research and development with the goal of accelerating the development of our solid oxide (power, hydrogen and electrolysis) and carbon capture platforms. We

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established a target of $300 million of unrestricted cash by the end of fiscal year 2024.  The Compensation and Leadership Development Committee recognized that the “Achieve FY End Unrestricted Cash Target” target achievement level was less than the Company’s actual results as of October 31, 2023 which was $353.7 million of unrestricted cash and short term investments. The reason for the decision to decrease the target amount in fiscal year 2024 is that there is a financing element included in achieving the fiscal year-end target. The target includes net proceeds from sales of common stock. Given the Company’s market capitalization and stock price, the Compensation and Leadership Development Committee sought to balance dilution to existing stockholders with ensuring the Company had adequate liquidity to fund its business plan in establishing the “Achieve FY End Unrestricted Cash Target” target achievement level for fiscal year 2024. It was determined that a target of $300 million was adequate to execute on the Company’s business plan.

During fiscal year 2024, we had $92.6 million of net proceeds from sales of our common stock, $23.1 million of proceeds from debt financings and $25.1 million of contributions received from the sale of a noncontrolling interest in connection with tax equity financings.  We also began fiscal year 2024 by continuing with planned investments in capital assets and research and development to commercialize solid oxide.  With the challenges in targeted markets for our solid oxide technology, we reduced capital spending during the year and implemented workforce reductions to ensure we maintained a strong cash balance.  We ended the fiscal year with total unrestricted cash and short-term investments of approximately $257 million, which was $7 million above the minimum threshold achievement level.  As a result, the Compensation and Leadership Development Committee determined that a 14% payout percentage was achieved for this milestone.

Achieve Adjusted EBITDA – Percent Deviation from Budget

Achieving financial results within acceptable variances of budget is a key target for management to ensure operating financial performance. We use Adjusted EBITDA as a financial measure to evaluate operating performance. (For information regarding the calculation of Adjusted EBITDA, see Annex A to this Proxy Statement.) For this measure, we established a target achievement level equal to our fiscal year 2024 budget of Adjusted EBITDA of approximately $(101.5) million.

We ended the fiscal year with Adjusted EBITDA of approximately $(101.1) million which was a positive 0.4% deviation from the target achievement level. Despite some delays in higher margin product shipments from originally planned dates, we offset this unfavorable impact to Adjusted EBITDA during the fiscal year by significantly reducing operating expenses through the implementation of a hiring freeze and workforce reductions. As a result, the Compensation and Leadership Development Committee determined that a 25% payout percentage was achieved for this milestone.

Achieve a Total Reportable Injury Rate of < 1.6

Safety is a core value of the Company. Therefore, in fiscal year 2024, the Compensation and Leadership Development Committee continued its focus on safety and lowered the target achievement level to a Total Reportable Injury Rate (“TRIR”) target of 1.6 for fiscal year 2024 from 2.2 in fiscal year 2023. The actual TRIR for fiscal year 2024 was 1.04. As a result, the Compensation and Leadership Development Committee determined that a 49% payout percentage was achieved for this milestone.

Fiscal Year 2024 Strategic Enablers — Targets and Actual Results

Our fiscal year 2024 strategic enablers and their respective weightings were as follows:

		Company Actual	Percentage of	Weighted Payout
Initiative	Weight	Achievement	Target Achievement	Percentage
Expand solid oxide manufacturing capacity and produce and install initial units	33%	Partial	50%	17%
Demonstrate carbon recovery to address food and beverage market	34%	Partial	50%	17%
Enable large scale carbon capture with commercial manufacturing partnership and demonstration site	33%	Partial	67%	22%
	100%			56%

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Our Powerhouse business strategy now focuses on the three key pillars of “Focus, Scale and Innovate”. Thus, the Board and the Compensation and Leadership Development Committee believe that establishing strategic enablers will focus management on critical business transition goals and is critical to the Company’s long-term strategic plans.

Our fiscal year 2024 strategic enablers and results are described in further detail as follows:

Expand solid oxide manufacturing capacity and produce and install initial units

The goal of this strategic enabler was to expand the Company’s manufacturing capacity for solid oxide fuel cells (“SOFCs”) and solid oxide electrolysis cells (“SOECs”) to produce distributed hydrogen and complete and install initial field test units. Activities planned for fiscal year 2024 under this strategic enabler included: (1) completing installation of two SOFC units — one at Trinity College and another at one of our facilities, (2) producing hydrogen from the SOEC unit to be delivered to Idaho National Laboratory (“INL”) and substantially completing the design and fabrication of another SOEC unit, and (3) completing the expansion of manufacturing capacity at our Calgary facility for SOFCs and SOECs and selecting a solid oxide manufacturing site in the United States.

While we completed certain of these planned activities including production of hydrogen from the INL SOEC unit and selection of our Torrington facility as a second solid oxide manufacturing location in addition to Calgary, other planned activities are still in progress or were either deferred as the hydrogen market has not developed at the pace expected. This includes deferral of the manufacturing capacity expansion at our Calgary facility as part of our efforts to conserve cash, deferral of spending required to complete the Trinity SOFC project and deferral of spending related to the design and fabrication of the second SOEC unit. The design for the second SOFC unit to be installed at one of our facilities is partially complete. After reviewing the results of these planned activities, the Compensation and Leadership Development Committee determined that a 50% payout percentage was achieved for this strategic enabler as a result reviewing the totality of the planned activities and the completed results.

Demonstrate carbon recovery to address food and beverage market

We believe one of the unique attributes of our molten carbonate fuel cell technology includes the ability to separate and recover carbon dioxide which we believe has significant market potential within the food and beverage industry. The goal of this strategic enabler was to demonstrate to the food and beverage industry the carbon recovery capabilities of our molten carbonate fuel cell technology. Activities planned for fiscal year 2024 under this strategic enabler included: (1) engineering of equipment for and supply of equipment to our Torrington facility by July 2024 and (2) food and beverage grade validation and taste test passed by October 2024.

Although the planned activities for this strategic enabler were either completed or very near completion by the end of our fiscal year on October 31, 2024, there were delays compared to the original planned completion dates during fiscal year 2024. As a result, the Compensation and Leadership Development Committee determined that a 50% payout percentage was achieved for this strategic enabler.

Enable large scale carbon capture with commercial manufacturing partnership and demonstration site

The goal of this strategic enabler was to continue progress towards enabling large scale carbon capture technology by securing a commercial manufacturing partnership and demonstration site. Activities planned for fiscal year 2024 under this strategic enabler included: (1) executing a contract with Esso Nederland B.V. for the Rotterdam demonstration site, (2) establishing a partnership structure with an ExxonMobil affiliate for carbon capture commercialization and (3) completing assembly of the Generation 2 carbon capture module prototype.

Results of our planned activities included: (1) the execution of a purchase order with Esso Nederland B.V. for the Rotterdam demonstration site during fiscal year 2024, and (2) progression to plan of the assembly of the Generation 2 carbon capture module prototype as of the end of our fiscal year. We have not yet established a partnership structure for carbon capture commercialization with ExxonMobil. As a result, the Compensation and Leadership Development Committee determined that a 67% payout percentage was achieved for this strategic enabler.

2025 Proxy Statement	53

Combined Performance Results and Annual Incentive Award Payments for Fiscal Year 2024

Following the conclusion of fiscal year 2024, the Compensation and Leadership Development Committee reviewed the Company’s performance as measured against the Company’s operational milestones and strategic enablers and approved an annual incentive award achievement percentage of 80% of the target award levels, determined as follows:

●	Comparing the Company’s performance against the range of pre-established target levels for the operational milestones described above, the Compensation and Leadership Development Committee determined that the aggregate weighted achievement percentage was 88% for fiscal year 2024 (compared to a maximum potential achievement of 200% and the target achievement of 100%).
●	With respect to the fiscal year 2024 Company strategic enablers, the Compensation and Leadership Development Committee compared the Company’s performance against the pre-established target objectives for these initiatives and calculated a weighted achievement percentage for each strategic enabler, the sum of which yielded a total weighted achievement percentage. Our overall performance with respect to the strategic enablers for fiscal year 2024 resulted in a weighted achievement percentage of 56% (compared to a maximum potential and target achievement of 100%).
●	Applying the relative weighting of each performance category (75% for the operational milestones and 25% for the strategic enablers), the Compensation and Leadership Development Committee determined that the blended annual incentive award achievement percentage was equal to 80% of the target award levels (compared to a maximum potential achievement of 175% and the target achievement of 100%).

The specific cash amount paid to each NEO, the amount of which represents 80% of such NEO’s target award (except with respect to Mr.Lisowski whose total cash amount was pro rated downward in accordance with the MIP based on leave taken during the fiscal year and represents 66% of his target award), is set forth in the Fiscal Year 2024 Summary Compensation Table on page 58 of this Proxy Statement. The target and maximum amounts payable under the MIP are also described in the Fiscal Year 2024 Grants of Plan-Based Awards table on page 59 of this Proxy Statement.

Long-Term Incentive Compensation

We use long-term incentive compensation, in the form of equity awards, to motivate and reward executive officers for effectively executing longer-term strategic and operational objectives. The value of these equity awards is based on the value of our common stock, and these awards help align the interests of our executive officers with those of the Company’s stockholders.

For fiscal year 2024, our long-term incentive plan for each executive officer was comprised of performance stock units (“PSUs”) and time-based RSUs. The Compensation and Leadership Development Committee elected to use PSUs because these awards reflect a balance between substantial upside potential for superior stock price performance, and decline in award size, to zero in the extreme, for performance that is below expectations, and to use RSUs because these awards foster retention through business cycles.

The Compensation and Leadership Development Committee exercises its judgment in determining the size of the equity awards granted to executive officers. For each eligible executive, the Committee considers the relative value of equity awards compared to the equity awards held by other executive officers, the desired incentive mix between PSU awards and RSU awards, a compensation analysis performed by Meridian and the individual experience, skills and performance level of the executive officer.

For fiscal year 2024, the Compensation and Leadership Development Committee determined to allocate 50% of long-term incentive target shares to PSUs based on relative total stockholder return (“Relative TSR”), as further described below. The remaining 50% of the long-term incentive target shares are allocated to RSUs that vest ratably over a 3-year period from the date of grant, with the number of RSUs being determined by dividing the target fair value by the average closing price of our common stock over the 60 trading days immediately preceding the date of the grant.

See the Fiscal Year 2024 Grants of Plan-Based Awards table on page 59 for information regarding the actual grants made to our NEOs during fiscal year 2024.

In each of fiscal years 2022, 2023 and 2024, the Compensation and Leadership Development Committee established the performance assessment criteria for the Relative TSR PSUs (“Relative TSR PSUs”) as the TSR of the Company relative to the TSR of the Russell 2000 Index. In order to provide alignment with the relative rigor of performance goals in similar plans across our industry, we calibrate our awards so that matching the Russell 2000 Index composite TSR must be attained to provide a target payout. For achievement below the Index composite TSR, payouts are reduced by 0.5x the difference between the Company’s TSR and the Russell 2000 Index composite TSR. For achievement above the Index composite TSR payouts are increased by 0.5x the difference between the Company’s TSR and the Russell 2000 Index composite TSR. The Compensation and Leadership Development Committee believes

54	2025 Proxy Statement

these metrics are reflective of prevalent market practice for evaluating TSR and provide a strong incentive for the Company to become a top performer relative to the TSR benchmark. In addition, these awards are capped at 200% of the target number of PSUs, and the award is further capped at 100% of the target number of PSUs if the Company’s absolute TSR over the performance period is negative. For each award, the Company’s TSR is calculated by subtracting the Company’s beginning stock price from the ending stock price, adding any dividends during the period, and then dividing the result by the Company’s beginning stock price. “Beginning stock price” and “Ending stock price” are defined as:

Fiscal Year Relative TSR PSUs	Beginning Stock Price	Ending Stock Price
2022	The average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 31, 2021	The average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 31, 2024
2023	The average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 31, 2022	The average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 31, 2025
2024	The average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 31, 2023	The average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 31, 2026

Any PSUs that are earned based on performance will be earned on the date that the Compensation and Leadership Development Committee certifies the achievement of the applicable level of relative TSR. Any PSUs that are not earned on such date shall be forfeited. PSUs earned on the basis of relative TSR performance remain subject to vesting based on continued service until the third anniversary of the grant date.

In addition, the Compensation and Leadership Development Committee determined to keep the Relative TSR goals for fiscal year 2025 consistent with the fiscal years discussed above.

The Compensation and Leadership Development Committee certified achievement of the 2022 Relative TSR PSUs at 52.665% of target based on the criteria above. The 2022 Relative TSR PSUs were subject to vesting based on continued service until December 10, 2024, at which time the awards vested.

Health and Retirement Benefits

Health Benefits

We offer medical and dental insurance to our executive officers and pay a portion of the premiums for these benefits consistent with the arrangements for non-executive employees. We also provide our executive officers and other eligible employees, at our expense, with group life and accidental death and dismemberment insurance benefits; short-term and long-term disability insurance benefits; paid time off benefits; and other ancillary benefits (for example, flexible spending accounts and an employee assistance program). In fiscal year 2024, we also offered our NEOs and other members of our executive leadership team health screenings including physical exams.

Retirement Benefits

We also offer participation in the 401(k) Plan to our employees, including our executive officers, subject to the terms of the 401(k) Plan. Contributions to the 401(k) Plan are limited to an annual maximum amount as determined by the Internal Revenue Service. For Plan Year 2024, the Compensation and Leadership Development Committee approved continuing a matching contribution equal to 50% of the first 6% of elective salary deferrals, not to exceed 3% of eligible earnings. These contributions to the retirement savings accounts of our employees are subject to a three-year graded vesting schedule. Participants are not permitted to receive or purchase shares of our common stock through the 401(k) Plan. Our contributions to the retirement savings accounts of the NEOs for fiscal year 2024 are set forth in the Fiscal Year 2024 Summary Compensation Table on page 58 of this Proxy Statement.

2025 Proxy Statement	55

Our executive benefits program does not include any of the following:

●	Supplemental executive retirement benefits; or
●	Supplemental health or insurance benefits.

Compensation Policies

Prohibition on Option Re-Pricing and Backdating

The Compensation and Leadership Development Committee does not re-price and has not re-priced options to purchase shares of our common stock, consistent with the Fourth Amended and Restated 2018 Omnibus Incentive Plan, which prohibits re-pricing of equity awards without stockholder approval. The grant date for each equity award is based on the date the award is approved by the Compensation and Leadership Development Committee or the independent members of our Board, as applicable. Options to purchase shares of our common stock are granted with an exercise price equal to the closing market price of our common stock on the date of grant.

Equity Award Grant Policy

We maintain an Equity Award Grant Policy, which is reviewed by the Compensation and Leadership Development Committee on an annual basis. This policy includes the following key provisions: (a) all equity awards of more than 1,333 shares must be submitted to the Compensation and Leadership Development Committee for approval; (b) all equity awards granted to executives at the level of vice president (or above) must be submitted to the Compensation and Leadership Development Committee for approval; (c) the Compensation and Leadership Development Committee has authorized a pool of up to 25,000 shares from which the CEO may approve equity awards for special recognition or retention purposes, provided that such grants are limited to a grant date fair value of $25,000 or less, and further provided that no grants may be made from this pool to officers, directors or new hires; and (d) the Compensation and Leadership Development Committee has authorized a pool of up to 6,667 shares per year under an “At Choice” program from which the CEO may approve equity awards to facilitate the retention, engagement and recognition of non-management employees (hourly employees). The size of each “At Choice” award is to be determined based on a matrix considering job level.

Policies and Practices Related to the Grant of Certain Equity Awards

We generally grant annual equity-based awards during the first half of our fiscal year, although such timing may change from year to year. The Compensation and Leadership Development Committee also may consider and approve interim or mid-year grants, or grants made on another basis, from time to time based on business needs, changing compensation practices or other factors, in the discretion of the Compensation and Leadership Development Committee. The Compensation and Leadership Development Committee does not take into account material non-public information in determining the timing and terms of equity-based awards, and we have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Compensation Recovery Policies

A description of our Executive Compensation Recovery Policies can be found on page 26 of this Proxy Statement under the heading “Corporate Governance”.

Anti-Hedging Policy

A description of our anti-hedging policy can be found on page 26 of this Proxy Statement under the heading “Corporate Governance”.

Stock Ownership Guidelines

A description of our minimum stock ownership guidelines can be found on page 26 of this Proxy Statement under the heading “Corporate Governance”.

56	2025 Proxy Statement

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code, as amended by the Tax Cuts and Jobs Act of 2017, generally limits to $1 million the amount of remuneration that the Company may deduct in any calendar year for certain executive officers. While the Compensation and Leadership Development Committee will continue to consider the deductibility of compensation as a factor in making compensation decisions, it retains the flexibility to provide compensation that is consistent with the Company’s goals for its executive compensation program, even if such compensation would not be fully tax-deductible.

We follow Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for all stock-based awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and full value stock awards, based on the aggregate grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables on pages 22, 58 and 59 of this Proxy Statement. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award.

Compensation Risk Assessment

Our Compensation and Leadership Development Committee has reviewed our incentive compensation programs, discussed the concept of risk as it relates to our compensation program, considered various mitigating factors and reviewed these items with its independent compensation consultant, Meridian. In addition, our Compensation and Leadership Development Committee asked Meridian to conduct an independent risk assessment of our executive compensation program. Based on these reviews and discussions, the Compensation and Leadership Development Committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on our business.

2025 Proxy Statement	57

Fiscal Year 2024 Summary Compensation Table

The following table presents summary information regarding the total compensation awarded to, earned by or paid to the NEOs for the fiscal years ended October 31, 2024, 2023 and 2022.

					Non-Equity
					Incentive Plan	All Other
		Salary		Stock Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	Bonus($)(1)	($)(2)	($)(3)	($)(4)	($)
Jason Few	2024	579,306	—	3,020,681	535,473	30,183	4,165,643
President and	2023	564,480	—	3,732,622	480,960	33,259	4,811,321
Chief Executive Officer	2022	542,577	—	1,306,250	584,220	25,754	2,458,801
Michael S. Bishop	2024	441,987	—	1,173,545	249,750	17,317	1,882,599
Executive Vice President,	2023	434,650	—	848,324	235,671	16,099	1,534,743
Chief Financial Officer and Treasurer	2022	417,340	—	408,920	292,402	8,369	1,127,032
Joshua Dolger	2024	382,376	—	645,391	184,809	15,256	1,227,831
Executive Vice President,	2023	369,083	—	652,557	171,532	14,425	1,207,597
General Counsel and Corporate Secretary	2022	354,383	50,000	760,527	210,095	10,125	1,385,130
Michael J. Lisowski	2024	373,188	—	645,391	196,734	12,304	1,227,617
Executive Vice President,	2023	413,809	—	848,324	224,371	12,660	1,499,164
Strategic Partnerships	2022	393,297	—	408,920	278,382	8,933	1,089,532
Mark Feasel	2024	385,732	—	645,391	216,828	16,242	1,264,193
Executive Vice President and	2023	377,354	—	848,324	204,604	15,759	1,446,041
Chief Commercial Officer	2022	203,557	400,000	1,211,078	147,237	10,125	1,971,997

(1)	The amounts reported in the “Bonus” column reflect a discretionary bonus of $50,000 granted to Mr. Dolger in conjunction with his promotion to Executive Vice President and General Counsel and a signing bonus of $400,000 paid to Mr. Feasel in connection with his appointment as Executive Vice President and Chief Commercial Officer and intended, in part, to compensate Mr. Feasel for a retention award he was required to repay as a result of his resignation from his prior employer.
(2)	The amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value of stock awards granted during each of fiscal years 2023, 2022, and 2021, computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation (“ASC Topic 718”). These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in this column, please see the discussion of stock awards contained in Note 16 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2024. The maximum values of the fiscal year 2024 PSU awards at the grant date assuming that the highest level of performance conditions are attained (and valued based on the closing price on the date of grant) are as follows: Mr. Few — $3,467,401; Mr. Bishop — $1,347,097; Mr. Lisowski — $740,835; Mr. Dolger — $740,835; and Mr. Feasel — $740,835.
(3)	The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the value of the annual incentive award payment earned by each NEO for fiscal years 2024, 2023 and 2022 (as applicable) under our Management Incentive Plan. The amounts reported for fiscal year 2024 were paid in fiscal year 2025. Mr. Lisowski’s award was pro-rated downward for fiscal year 2024 consistent with the terms of our Management Incentive Plan.
(4)	The amounts reported under “All Other Compensation” for fiscal year 2024 include the following:

			Memberships
	Matching	Executive	and Tax
	401(k)	Health	Preparation Fee
	Contributions	Program	Reimbursements	Total
Name	($)(a)	($)(b)	($)(c)	($)
Jason Few	10,022	5,000	15,161	30,183
Michael S. Bishop	10,579	5,000	1,738	17,317
Joshua Dolger	9,869	5,000	386	15,256
Michael J. Lisowski	7,304	5,000	—	12,304
Mark Feasel	11,242	5,000	—	16,242

(a)	This column reflects Company contributions to the 401(k) Plan.
(b)

This column reflects the average incremental cost of the executive health and physical program per NEO. Due to Health Insurance Portability and Accountability Act confidentiality requirements, we do not disclose actual use of this program by individual officers.

(c)	This column reflects benefits payable pursuant to Mr. Few’s employment agreement and membership fees for Mr. Bishop and Mr. Dolger.

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Fiscal Year 2024 Grants of Plan-Based Awards

The following table sets forth certain information with respect to the annual incentive and stock-based awards granted to our named executive officers in fiscal year 2024 under the 2018 Omnibus Incentive Plan, as amended and restated. The material terms of these awards are described above in the sections titled “Annual Incentive Compensation” and “Long Term Incentive Compensation” on pages 49 and 54 of this Proxy Statement, respectively. All share information has been adjusted to reflect the one-for-thirty reverse stock split effected by the Company in November 2024.

			Estimated Future Awards			Estimated Future Awards			All Other
			Under Non-Equity Incentive			Under Equity Incentive			Stock	Grant
			Plan Awards			Plan Awards			Awards,	Date Fair
						Threshold	Target	Maximum	Number of	Value of
						Number	Number	Number	Shares of	Stock
						of	of	of	Stock or	Awards
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Shares	Shares	Shares	Units	($)(1)
Jason Few	Relative TSR PSUs	12/11/2023	—	—	—	17,727	35,454	70,908		1,733,701
	Time-Based RSUs	12/11/2023	—	—	—				35,454	1,286,980
	MIP		N/A	669,341	1,171,347
Michael S. Bishop	Relative TSR PSUs	12/11/2023	—	—	—	6,887	13,774	27,548		673,549
	Time-Based RSUs	12/11/2023	—	—	—				13,774	499,996
	MIP		N/A	312,187	546,328
Joshua Dolger	Relative TSR PSUs	12/11/2023	—	—	—	3,788	7,575	15,150		370,418
	Time-Based RSUs	12/11/2023	—	—	—				7,575	274,973
	MIP		N/A	231,011	404,269
Michael J. Lisowski	Relative TSR PSUs	12/11/2023	—	—	—	3,788	7,575	15,150		370,418
	Time-Based RSUs	12/11/2023	—	—	—				7,575	274,973
	MIP		N/A	297,218	520,132
Mark Feasel	Relative TSR PSUs	12/11/2023	—	—	—	3,788	7,575	15,150		370,418
	Time-Based RSUs	12/11/2023	—	—	—				7,575	274,973
	MIP		N/A	271,034	474,310

(1)	Amounts reported in this column are based on the grant date fair value of awards computed in accordance with FASB ASC Topic 718.

2025 Proxy Statement	59

Outstanding Equity Awards at 2024 Fiscal Year-End Table

All share information has been adjusted to reflect the one-for-thirty reverse stock split effected by the Company in November 2024. The following table presents, for each of the NEOs, information with respect to the outstanding equity awards held at October 31, 2024.

	Stock Awards
						Equity
						Incentive Plan
					Equity Incentive	Awards; Market
					Plan Awards;	or Payout
					Number of	Value of
			Number of		Unearned	Unearned
			Shares	Market Value	Shares,	Shares,
			or Units of	of Shares or	Units or	Units or
	Stock		Stock	Units of Stock	Other Rights	Other Rights
	Award		That Have	That Have Not	That Have	That Have
	Grant		Not Vested	Vested	Not Vested	Not Vested
Name	Date		(#)	($)(3)	(#)	($)(3)
Jason Few	12/10/2021	(1)	694	7,162
	12/05/2022	(1)	9,309	96,069
	12/11/2023	(1)	35,454	365,885
	12/10/2021	(2)	1,097	11,321
	12/05/2022	(2)			13,964	144,108
	12/11/2023	(2)			35,454	365,885
Michael S. Bishop	12/10/2021	(1)	217	2,239
	12/05/2022	(1)	2,115	21,827
	12/11/2023	(1)	13,774	142,148
	12/10/2021	(2)	343	3,544
	12/05/2022	(2)			3,173	32,745
	12/11/2023	(2)			13,774	142,148
Joshua Dolger	12/10/2021	(1)	157	1,620
	12/05/2022	(1)	1,627	16,791
	12/11/2023	(1)	7,575	78,174
	12/10/2021	(2)	248	2,560
	12/05/2022	(2)			2,441	25,191
	12/11/2023	(2)			7,575	78,174
Michael J. Lisowski	12/10/2021	(1)	217	2,239
	12/05/2022	(1)	2,115	21,827
	12/11/2023	(1)	7,575	78,174
	12/10/2021	(2)	343	3,544
	12/05/2022	(2)			3,173	32,745
	12/11/2023	(2)			7,575	78,174
Mark Feasel	05/16/2022	(1)	217	2,239
	12/05/2022	(1)	2,115	21,827
	12/11/2023	(1)	7,575	78,174
	05/16/2022	(2)	343	3,544
	12/05/2022	(2)			3,173	32,745
	12/11/2023	(2)			7,575	78,174

(1)	The restricted stock units granted to the NEOs on December 10, 2021, May 16, 2022, December 5, 2022 and December 11, 2023 vest ratably over three years from the grant date.
(2)	The performance stock units granted to the NEOs on December 10, 2021, May 16, 2022 (as applicable), December 5, 2022 and December 11, 2023 are eligible to be earned over a three-year performance period based on relative TSR.
a.	The relative TSR performance stock units granted on December 10, 2021 and May 16, 2022 (as applicable) were earned as of October 31, 2024, but had not yet vested as of the end of fiscal year 2024. These performance stock units are shown in the table at the actual amount earned as the performance period has concluded.
b.	The relative TSR performance stock units granted on December 5, 2022 and December 11, 2023 had not yet been earned or vested as of the end of fiscal year 2024. These performance stock units are shown in the table at the target performance level because performance as of the fiscal year end was trending above threshold but below target.
(3)	The fair market value of unvested restricted stock unit and performance stock unit awards is based on the per share closing price of our common stock on October 31, 2024, which was $10.20.

60	2025 Proxy Statement

Fiscal Year 2024 Option Exercises and Stock Vested Table

The following table presents, for each of the NEOs, the number of shares of our common stock acquired upon the vesting of restricted stock awards and restricted stock units during fiscal year 2024, and the aggregate value realized upon the vesting of such awards. Our NEOs did not exercise any options to purchase shares of our common stock during fiscal year 2024. For purposes of this table, the value realized is based upon the fair market value of our common stock on each vesting date. All share information has been adjusted to reflect the one-for-thirty reverse stock split effected by the Company in November 2024.

	Stock Awards(1)
	Number of
	Shares Acquired		Value Realized
Name	on Vesting (#)		on Vesting ($)(2)
Jason Few	13,529	(3)	492,986
Michael S. Bishop	4,035	(4)	146,016
Joshua Dolger	2,787	(5)	73,482
Michael J. Lisowski	4,035	(6)	146,016
Mark Feasel	4,058	(7)	142,613

(1)	Represents the gross number of shares acquired and value received on the vesting of restricted stock (including restricted stock units and performance stock units), without reduction for the number of shares withheld to pay applicable withholding taxes. Shares and value net of withholding are discussed in the following footnotes.
(2)	The amount reported in the “Value Realized on Vesting” column is computed by multiplying the number of shares of our common stock that vested by the closing market price of our common stock on the applicable vesting date.
(3)	Represents the vesting of performance stock unit awards granted on November 24, 2020 resulting in 7,231 shares acquired, the vesting of the third tranche (33%) of Mr. Few’s November 24, 2020 award of 2,847 restricted stock units, the vesting of the second tranche (33%) of his December 10, 2021 award of 2,083 restricted stock units, and the vesting of the first tranche (33%) of his December 5, 2022 award of 13,964 restricted stock units, in each case in accordance with the terms of the applicable award.
(4)	Represents the vesting of performance stock unit awards granted on November 24, 2020 resulting in 2,440 shares acquired, the vesting of the third tranche (33%) of Mr. Bishop’s November 24, 2020 award of 961 restricted stock units, the vesting of the second tranche (33%) of his December 10, 2021 award of 652 restricted stock units and the vesting of the first tranche (33%) of his December 5, 2022 award of 3,173 restricted stock units, in each case in accordance with the terms of the applicable award.
(5)	Represents the vesting of restricted stock units granted on June 17, 2021 resulting in 131 shares acquired, restricted stock units granted on December 10, 2021 resulting in 1,685 shares acquired, the vesting of the second tranche (33%) of Mr. Dolger’s December 10, 2021 award of 14,130 restricted stock units and the vesting of the first tranche (33%) of his December 5, 2022 award of 2,441 restricted stock units, in each case in accordance with the terms of the applicable award.
(6)	Represents the vesting of performance stock unit awards granted on November 24, 2020 resulting in 2,440 shares acquired, the vesting of the third tranche (33%) of Mr. Lisowski’s November 24, 2020 award of 961 restricted stock units, the vesting of the second tranche (33%) of his December 10, 2021 award of 652 restricted stock units and the vesting of the first tranche (33%) of his December 5, 2022 award of 3,173 restricted stock units, in each case in accordance with the terms of the applicable award.
(7)	Represents the vesting of restricted stock units granted on May 16, 2022 pursuant to Mr. Feasel’s employment agreement resulting in 3,000 shares acquired and the vesting of the first tranche (33%) of his December 5, 2022 award of 3,174 restricted stock units, in each case in accordance with the terms of the applicable award.

Employment Agreements and Change of Control and Severance

Each of our NEOs had an employment agreement with the Company during fiscal year 2024, under which such NEO was eligible to receive certain severance payments and benefits in connection with a termination of employment under various circumstances, including following a change of control of the Company.

In reporting the estimated potential payments and benefits payable to each NEO in the event of termination of employment as of October 31, 2024, we assumed that the terms of such NEOs’ employment agreements were applicable. The actual amounts that would be paid or distributed to the NEOs as a result of one of the termination events occurring in the future may be different than those presented below as many factors will affect the amount of any payments and benefits upon a termination of employment. For example, some of the factors that could affect the amounts payable include the NEO’s base salary and the market price of our common stock at the time of termination. In addition, although we have entered into written arrangements to provide severance payments and benefits to the NEOs in connection with a termination of employment under particular circumstances, we may mutually agree with the NEOs on severance terms that vary from those provided in these pre-existing agreements. Finally, in addition to the amounts presented below, each NEO would also be able to exercise any previously vested options to purchase shares of our common stock that he held (if applicable). For more information about the NEOs’ outstanding equity awards as of October 31, 2024, see the Outstanding Equity Awards at 2024 Fiscal Year-End Table above.

In addition to the severance payments and benefits described in each NEO’s individual employment agreement, the NEOs are eligible to receive any benefits accrued under our broad-based benefit plans, such as accrued vacation pay, in accordance with those plans.

2025 Proxy Statement	61

Mr. Few

Effective August 26, 2019, we entered into an employment agreement with Mr. Few in connection with his appointment as the President and Chief Executive Officer of the Company (as amended on April 23, 2020 and January 19, 2021, the “CEO Employment Agreement”). The CEO Employment Agreement specifies the reasons pursuant to which his employment may be terminated by our Board and provides him with certain compensation and benefits upon termination of employment (including in connection with a change in control of the Company). We believe that these provisions help ensure the Company’s long-term success. The CEO Employment Agreement also sets forth the terms and conditions of employment for Mr. Few including his initial base salary, which is to be reviewed at least annually by our Board, and his initial target annual incentive award opportunity. The target annual incentive award opportunity for Mr. Few for fiscal year 2024 was 115% of his base salary. Mr. Few is also eligible to participate in the insurance plans and other employee benefits generally available to our other employees. The CEO Employment Agreement contains non-disclosure provisions that apply indefinitely and prohibit Mr. Few from competing with the Company and from soliciting our employees, in each case, during the term of his employment and for a period of two years thereafter.

In the event Mr. Few’s employment is terminated by the Company without cause or he resigns for good reason (as defined in the CEO Employment Agreement), subject to his execution of a general release of claims against the Company, he is eligible to receive a severance payment in an amount equal to (i) his then-current annual base salary as of the date of termination plus (ii) his target bonus for the year of termination plus (iii) a pro-rata portion of the annual bonus amount that would have been paid but for the termination, pro-rated based on the number of days in such fiscal year that Mr. Few was actually employed by the Company plus (iv) reasonable relocation expenses back to Houston, Texas (or such other city in Mr. Few’s discretion, provided that the expense shall not exceed the expense of relocating to Houston, Texas) in an amount not to exceed $200,000, as well as accelerated vesting of all outstanding equity awards and payment for continued health insurance for 12 months. In the event of termination of Mr. Few’s employment by the Company for any other reason (including death or disability), we will only pay Mr. Few any base salary and vacation accrued but as yet unpaid on the effective date of such termination, any earned but unpaid annual bonus with respect to any completed fiscal year immediately preceding the effective date of termination and reimbursement for unreimbursed business expenses properly incurred. In the event that the termination of Mr. Few’s employment is within the three months prior to or the 18 months following a change in control of the Company, Mr. Few is eligible to receive a severance payment in an amount equal to (i) two times the sum of his then-current annual base salary plus his target bonus for the year of termination plus (ii) a pro-rata portion of the annual bonus amount that would have been paid but for the termination, pro-rated based on the number of days in such fiscal year that Mr. Few was actually employed by the Company plus (iii) reasonable relocation expenses to Houston, Texas (or such other city in Mr. Few’s discretion, provided that the expense shall not exceed the expense of relocating to Houston, Texas) in an amount not to exceed $200,000, as well as accelerated vesting of all outstanding equity awards and payment for continued health insurance for 24 months.

The CEO Employment Agreement further provides that, if Mr. Few receives any payments in connection with a change of control of the Company that would constitute excess parachute payments that are subject to excise taxes under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), then the total severance payment shall be delivered either (a) in full or (b) in an amount such that the value of the aggregate total payments are $1.00 less than the maximum amount Mr. Few may receive without being subject to the tax, whichever results in Mr. Few receiving the greatest after-tax benefit.

The following table sets forth the potential (estimated) payments and benefits that Mr. Few would be eligible to receive upon termination of employment (including in connection with a change in control of the Company), as specified under the CEO Employment Agreement, assuming that the triggering event described below occurred on October 31, 2024.

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Potential Payments and Benefits Upon a Termination of Employment or a Change in Control of the Company for Mr. Few

			Termination without
			Cause or Resignation
			for Good Reason
	Termination without		Following Change
	Cause or Resignation	Death or	in Control of
	for Good Reason	Disability	the Company
Executive Payments and Benefits(1)	($)(2)	($)(2)	($)(2)
Accelerated vesting:
Stock options	—	—	—
Restricted Shares/Stock Units(3)	474,851	—	978,915
Payment for annual incentive award(4)	1,164,072	—	1,164,072
Continued Health Insurance Premiums(5)	31,991	—	63,982
Severance payment(4)	782,036	—	1,364,072
TOTAL	2,452,950	—	3,571,040
(1)	For purposes of this analysis, we have assumed that Mr. Few’s base salary is equal to $582,036, Mr. Few’s target annual bonus is $582,036 and the vesting of all of Mr. Few’s outstanding restricted stock unit awards (including RSUs and PSUs) as reflected in the Outstanding Equity Awards at 2024 Fiscal Year-End Table on page 60 of this Proxy Statement accelerated as of October 31, 2024. These amounts reflect the terms of his compensation arrangements as approved by the independent members of our Board.
(2)	Assumes Mr. Few’s date of termination of employment was October 31, 2024. The market price of our common stock on October 31, 2024 was $10.20 per share. In addition, we have assumed that the total payments and benefits to Mr. Few in connection with a change in control of the Company would not trigger any excise taxes under Section 4999 of the Code.
(3)	In the “Termination without Cause or Resignation for Good Reason” column, the value of the restricted stock unit awards and performance stock units on October 31, 2024 is based on the 45,457 restricted stock units and 1,097 performance stock units that had not vested as of October 31, 2024 at $10.20 per share. In the “Following Change in Control of the Company” column, the value of the restricted stock units and performance stock units on October 31, 2024 is based on the 45,457 restricted stock units and 50,515 performance stock units that had not vested as of October 31, 2024 at $10.20 per share.
(4)	In the event Mr. Few’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to (i) his then-current annual base salary as of the date of termination plus (ii) his target bonus for the year of termination plus (iii) a pro-rata portion of the annual bonus amount that would have been paid but for the termination plus (iv) reasonable relocation expenses in an amount not to exceed $200,000. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible to receive a severance payment equal to (i) two times the amount of his then-current annual base salary plus (ii) his target bonus for the year of termination plus (iii) a pro-rata portion of the annual bonus amount that would have been paid but for the termination plus (iv) reasonable relocation expenses in an amount not to exceed $200,000.
(5)	Mr. Few is eligible to receive payment of continued health insurance for a period of 12 months upon termination of employment without cause or resignation for good reason and 24 months if termination of employment without cause or resignation for good reason occurs in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2024.

Mr. Bishop, Mr. Dolger, Mr. Lisowski and Mr. Feasel

We entered into employment agreements (the “Other NEO Agreements”) with Mr. Bishop (effective January 1, 2012), with Mr. Dolger (effective August 2, 2021), with Mr. Lisowski (effective August 1, 2019), and with Mr. Feasel (effective April 18, 2022), which specify the reasons pursuant to which their employment may be terminated and provide them with certain compensation and benefits upon termination of employment (including in connection with a change in control of the Company). We believe that these provisions help ensure the Company’s long-term success. The Other NEO Agreements set forth the terms and conditions of their employment including their initial annual base salary and initial target annual incentive award opportunity. The target annual incentive award opportunity for each of Mr. Bishop, Mr. Lisowski and Mr. Feasel for fiscal year 2024 was 70% of base salary. The target annual incentive award opportunity for Mr. Dolger for fiscal year 2024 was 60% of base salary. The target annual incentive awards are payable in accordance with the terms of the Management Incentive Plan described on page 49 of this Proxy Statement. Our NEOs are also eligible to participate in insurance plans and other employee benefits generally available to our other employees.

In the event that the employment of Messrs. Bishop, Dolger, Lisowski or Feasel is terminated by the Company without cause, or any of them resigns for “good reason” (as defined in his applicable agreement), he is eligible to receive a severance payment in an amount equal to six months of his then-current annual base salary as of the date of termination, as well as payment for continued health insurance for six months. In the event that Mr. Bishop, Mr. Dolger, Mr. Lisowski or Mr. Feasel is terminated by the Company without cause or resigns for good reason in connection with a change in control of the Company, his outstanding and unvested options to purchase shares of our common stock and restricted stock and restricted stock unit awards accelerate and immediately vest. In addition, each of them is eligible to receive a severance payment in an amount equal to one year of his base salary as of the date of termination plus the average of the bonuses paid to him since his appointment as an executive officer of the Company as well as payment for continued health insurance for 12 months. In the event of termination of employment by the Company for any other reason

2025 Proxy Statement	63

(including death or disability), we will only be required to pay him any base salary and vacation accrued but unpaid as of the effective date of such termination.

The following tables set forth the potential (estimated) payments and benefits which Messrs. Bishop, Dolger, Lisowski and Feasel would be eligible to receive upon termination of employment (including in connection with a change in control of the Company), as specified under the applicable Other NEO Agreement, assuming that the triggering event described below occurred on October 31, 2024.

Potential Payments and Benefits Upon a Termination of Employment or a Change in Control of the Company for Mr. Bishop

			Termination without
			Cause or Resignation
			for Good Reason
	Termination without		Following Change
	Cause or Resignation	Death or	in Control of
	for Good Reason	Disability	the Company
Executive Payments and Benefits(1)	($)(2)	($)(2)	($)(2)
Accelerated vesting:
Stock options	—	—	—
Restricted Shares/Stock Units(3)	—	—	340,643
Payment for annual incentive award(4)	—	—	121,803
Continued Health Insurance Premiums(5)	11,645	—	23,291
Severance payment(4)	222,991	—	445,982
TOTAL	234,636	—	931,718
(1)	For purposes of this analysis, we have assumed that Mr. Bishop’s compensation is as follows: a base salary equal to $445,982 and an annual incentive award equal to $121,803 based on the average of all annual incentive award payments for fiscal year 2011 through fiscal year 2023, and that Mr. Bishop had outstanding restricted stock unit awards as reflected in the Outstanding Equity Awards at 2024 Fiscal Year-End Table on page 60 of this Proxy Statement and target performance stock unit awards as reflected in the Fiscal Year 2024 Grants of Plan-Based Awards table on page 59 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements as approved by the Compensation and Leadership Development Committee.
(2)	Assumes Mr. Bishop’s date of termination of employment was October 31, 2024. The market price of our common stock on October 31, 2024 was $10.20 per share.
(3)	The value of the restricted stock units and performance stock units on October 31, 2024 is based on the 16,106 restricted stock units and 17,290 performance stock units that had not vested as of October 31, 2024 at $10.20 per share.
(4)	In the event Mr. Bishop’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as an executive officer of the Company in 2011.
(5)	Mr. Bishop is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2024.

Potential Payments and Benefits Upon a Termination of Employment or a Change in Control of the Company for Mr. Dolger

			Termination without
			Cause or Resignation
			for Good Reason
	Termination without		Following Change
	Cause or Resignation	Death or	in Control of
	for Good Reason	Disability	the Company
Executive Payments and Benefits(1)	($)(2)	($)(2)	($)(2)
Accelerated vesting:
Stock options	—	—	—
Restricted Shares/Stock Units(3)	—	—	200,155
Payment for annual incentive award(4)	—	—	138,896
Continued Health Insurance Premiums(5)	15,995	—	31,991
Severance payment(4)	192,509	—	385,018
TOTAL	208,504	—	756,060
(1)	For purposes of this analysis, we have assumed that Mr. Dolger’s compensation is as follows: a base salary equal to $385,018 and an annual incentive award equal to $138,896 which was based on the average of all annual incentive award payments for fiscal year 2021 through fiscal year 2023, and that Mr. Dolger had outstanding

64	2025 Proxy Statement

restricted stock unit awards as reflected in the Outstanding Equity Awards at 2024 Fiscal Year-End Table on page 60 of this Proxy Statement and target performance stock unit awards as reflected in the Fiscal Year 2024 Grants of Plan-Based Awards table on page 59 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements as approved by the Compensation and Leadership Development Committee. Mr. Dolger became Executive Vice President and General Counsel in December 2021 (and Corporate Secretary in June 2021).

(2)	Assumes Mr. Dolger's date of termination of employment was October 31, 2024. The market price of our common stock on October 31, 2024 was $10.20 per share.
(3)	The value of the restricted stock units and performance stock units on October 31, 2024 is based on the 9,359 restricted stock units and 10,264 performance stock units that had not vested as of October 31, 2024 at $10.20 per share.
(4)	In the event Mr. Dolger's employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as an executive officer of the Company in 2021.
(5)	Mr. Dolger is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2024.

Potential Payments and Benefits Upon a Termination of Employment or a Change in Control of the Company for Mr. Lisowski

			Termination without
			Cause or Resignation
			for Good Reason
	Termination without		Following Change
	Cause or Resignation	Death or	in Control of
	for Good Reason	Disability	the Company
Executive Payments and Benefits(1)	($)(2)	($)(2)	($)(2)
Accelerated vesting:
Stock options	—	—	—
Restricted Shares/Stock Units(3)	—	—	214,183
Payment for annual incentive award(4)	—	—	174,063
Continued Health Insurance Premiums(5)	18,551	—	37,103
Severance payment(4)	212,299	—	424,598
TOTAL	230,850	—	849,947
(1)	For purposes of this analysis, we have assumed that Mr. Lisowski’s compensation is as follows: a base salary equal to $424,598 and an annual incentive award equal to $174,063 based on the average of all annual incentive award payments for fiscal years 2019 through 2023, and that Mr. Lisowski had outstanding restricted stock unit awards as reflected in the Outstanding Equity Awards at 2024 Fiscal Year-End Table on page 60 of this Proxy Statement and target performance stock unit awards as reflected in the Fiscal Year 2024 Grants of Plan-Based Awards table on page 59 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements approved by the Compensation and Leadership Development Committee. Mr. Lisowski became an executive officer of the Company in 2019.
(2)	Assumes Mr. Lisowski's date of termination of employment was October 31, 2024. The market price of our common stock on October 31, 2024 was $10.20 per share.
(3)	The value of the restricted stock units and performance stock units on October 31, 2024 is based on the 9,907 restricted stock units and 11,091 performance stock units that had not vested as of October 31, 2024 at $10.20 per share.
(4)	In the event Mr. Lisowski's employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as an executive officer of the Company in 2019.
(5)	Mr. Lisowski is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2024.

2025 Proxy Statement	65

Potential Payments and Benefits Upon a Termination of Employment or a Change in Control of the Company for Mr. Feasel

			Termination without
			Cause or Resignation
			for Good Reason
	Termination without		Following Change
	Cause or Resignation	Death or	in Control of
	for Good Reason	Disability	the Company
Executive Payments and Benefits(1)	($)(2)	($)(2)	($)(2)
Accelerated vesting:
Stock options	—	—	—
Restricted Shares/Stock Units(3)	—	—	214,183
Payment for annual incentive award(4)	—	—	147,237
Continued Health Insurance Premiums(5)	18,551	—	37,103
Severance payment(4)	193,596	—	387,192
TOTAL	212,147	—	785,715
(1)	For purposes of this analysis, we have assumed that Mr. Feasel’s compensation is as follows: a base salary equal to $387,192 and an annual incentive award payment equal to $175,921 based on the average of all annual incentive award payments for fiscal years 2022 and 2023, and that Mr. Feasel had outstanding restricted stock unit awards as reflected in the Outstanding Equity Awards at 2024 Fiscal Year-End Table on page 60 of this Proxy Statement and target performance stock unit awards as reflected in the Fiscal Year 2024 Grants of Plan-Based Awards table on page 59 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements approved by the Compensation and Leadership Development Committee. Mr. Feasel became the Chief Commercial Officer of the Company in 2022.
(2)	Assumes Mr. Feasel’s date of termination of employment was October 31, 2024. The market price of our common stock on October 31, 2024 was $10.20 per share.
(3)	The value of the restricted stock units and performance stock units on October 31, 2024 is based on the 9,907 restricted stock units and 11,091 performance stock units that had not vested as of October 31, 2024 at $10.20 per share.
(4)	In the event Mr. Feasel’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as our Chief Commercial Officer (which occurred in 2022).
(5)	Mr. Feasel is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2024.

CEO Pay Ratio

CEO Pay Ratio — 39:1

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). Our Company’s PEO is Mr. Jason Few. The purpose of this disclosure is to provide a measure of the equitability of pay within the organization.

The Compensation and Leadership Development Committee believes its compensation philosophy and program must be fair, competitive and internally equitable to motivate our executives to perform in ways that enhance stockholder value. As a result of the rules under the Dodd-Frank Act, the Compensation and Leadership Development Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. The paragraphs that follow describe our methodology and the resulting CEO Pay Ratio.

66	2025 Proxy Statement

To identify our median employee in fiscal year 2024, we calculated the annual target total direct compensation for fiscal year 2024 of each employee as of October 31, 2024 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis). For these purposes, annual target total direct compensation included each employee’s (a) base salary for the fiscal year, (b) target cash incentive opportunity and (c) the grant date value of equity awards received during the fiscal year. We selected this “consistently applied compensation measure”, or CACM, because it reflects our primary compensation elements across our employee population. All amounts were annualized for permanent employees who did not work for the entire fiscal year. We did not apply any cost-of-living adjustment as part of the calculation. Further, in identifying the median employee, we converted compensation amounts paid in foreign currencies based on the applicable exchange rate as of October 31, 2024. To identify our median compensated employee for fiscal year 2024, we: (i) calculated the annual target total direct compensation described above for each of our employees, (ii) ranked all of our employees (other than the CEO) by such compensation from lowest to highest and (iii) identified the employee who ranked number 292 on the list of 584 employees. We then calculated the annual fiscal year 2024 total compensation for our median compensated employee using the same methodology used for our CEO as set forth in the Fiscal Year 2024 Summary Compensation Table.

Next, in accordance with the rules set forth in Item 402(u) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), we calculated the median employee’s annual total compensation for fiscal year 2024 in the same manner as the CEO’s annual total compensation was calculated in the Fiscal Year 2024 Summary Compensation Table. Our median employee’s annual total compensation for fiscal year 2024 was $105,740. Our CEO’s annual total compensation, as reported in the Fiscal Year 2024 Summary Compensation Table, was $4,165,643. Therefore, our CEO Pay Ratio for 2024 was approximately 39 to 1.

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Pay Versus Performance Disclosure

In 2022, the SEC adopted rules requiring us to disclose information that compares our NEO compensation to our prescribed financial performance measures. The table below sets forth our pay versus performance disclosure in accordance with Item 402(v) of Regulation S-K. The Compensation and Leadership Development Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

					Value of Initial Fixed $100
					Investment Based On:
			Average
			Summary	Average				(Company
	Summary		Compensation	Compensation				Selected
Fiscal	Compensation	Compensation	Table Total for	Actually Paid to		Peer		Measure)
Year	Table Total for	Actually Paid to	Non-PEO NEOs	Non-PEO NEOs	Company	Group TSR	Net Loss ($in	Revenue ($)
(a)	PEO ($) (b)	PEO ($) (b)(c)	($) (d)	($) (d) (e)	TSR ($) (f)	($) (g)	millions) (h)	(i)
2024	4,165,643	817,719	1,400,560	562,259	17	72	(156,778)	112,132
2023	4,811,321	1,442,474	1,421,886	660,598	55	71	(108,056)	123,394
2022	2,458,801	(3,687,206)	1,393,423	581,404	156	120	(147,232)	130,484
2021	3,585,248	11,728,338	1,235,462	2,386,582	400	164	(101,025)	69,585

(a)	This statement includes four fiscal years (2021, 2022, 2023 and 2024) rather than five because this is a transition year for the new regulation.
(b)	The principal executive officer (“PEO”) is Jason Few for all years shown.
(c)	Compensation actually paid (“CAP”) to our PEO reflects the respective amounts set forth in column (b) of the table above, adjusted as set forth in the table below. The assumptions used to calculate the fair values did not differ materially from the assumptions used to calculate the fair values as of the grant dates.

Fiscal Year	2021	2022	2023	2024
Summary Compensation Table (“SCT”) Total Compensation ($)	3,585,248	2,458,801	4,811,321	4,165,643
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(2,641,264)	(1,306,250)	(3,732,622)	(3,020,681)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	4,073,169	434,375	900,689	602,364
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	6,657,887	(1,833,203)	(142,382)	(483,437)
Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	—	—	—	—
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	53,298	(3,440,929)	(394,532)	(446,170)
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	—	—	—
Compensation Actually Paid ($)	11,728,338	(3,687,206)	1,442,474	817,719

(d)	The following Non-PEO NEOs are included in the average figures shown: 2021 includes Mr. Bishop, Mr. Dolger, Mr. Lisowski, Anthony Leo (the Company’s former Executive Vice President and Chief Technology Officer) and Jennifer Arasimowicz (the Company’s former Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary) and for 2022, 2023 and 2024 includes Mr. Bishop, Mr. Dolger, Mr. Lisowski and Mr. Feasel.
(e)	CAP to our non-PEO NEOs reflects the respective amounts set forth in column (d) of the table above, adjusted as set forth in the table below. The assumptions used to calculate the fair values did not differ materially from the assumptions used to calculate the fair values as of the grant dates.

Fiscal Year	2021	2022	2023	2024
Non-PEO NEOs	See column (d) note above	See column (d) note above	See column (d) note above	See column (d) note above
Average SCT Total Compensation ($)	1,235,462	1,393,423	1,421,886	1,400,560
Less: Average Stock and Option Award Values Reported in SCT for the Covered Year ($)	(654,102)	(697,361)	(799,382)	(777,430)
Plus: Average Fair Value for Stock and Option Awards Granted in the Covered Year ($)	939,440	256,623	187,271	155,030
Average Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	777,820	(336,736)	(87,520)	(103,535)
Average Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	—	—	—	—
Average Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	87,963	(34,544)	(61,657)	(112,366)
Less: Average Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	—	—	—
Average Compensation Actually Paid ($)	2,386,582	581,404	660,598	562,259

(f)   Represents our TSR calculated from October 31, 2020 for the measurement periods ending October 31 of each of 2021, 2022, 2023 and 2024, respectively.

(g)  Represents the peer group TSR calculated from October 31, 2020 for the measurement periods ending on October 31 of each of 2021, 2022, 2023 and 2024, respectively. The peer group used for this purpose is the following published industry index: NASDAQ Clean Edge Green Energy Total Return Index.

(h)   Reflects “Net Loss” in the Company’s audited financial statements included in the Company’s Annual Reports on Form 10-K for each of the years ended October 31, 2021, 2022, 2023 and 2024.

(i)   The Company-selected measure is “Revenue” in the Company’s audited financial statements included in the Company’s Annual Reports on Form 10-K for each of the years ended October 31, 2021, 2022, 2023 and 2024.

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Relationship between Pay and Performance

Below are graphs showing the relationship of “compensation actually paid” to our PEO and non-PEO NEOs in fiscal years 2021, 2022, 2023 and 2024 to (1) our TSR and the TSR of the Peer Group, (2) our net loss and (3) our revenue.

Most Important Measures to Determine Fiscal Year 2024 Compensation Actually Paid

As described in greater detail in the section above entitled “Compensation Discussion and Analysis”, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected to incentivize our NEOs. The five operating performance measures listed below represent the most important metrics we used to link CAP to financial performance for fiscal year 2024, as further described in the section above entitled “Compensation Discussion and Analysis”.

Most Important Performance Measures

1. Total Revenue

2. Order Bookings

3. Total Unrestricted Cash

4. Adjusted EBITDA

5. Total Reportable Injury Rate

2025 Proxy Statement	69

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of February 12, 2025, with respect to: (a) each of our Directors and Director nominees; (b) each of our named executive officers identified in the Fiscal Year 2024 Summary Compensation Table on page 58 of this Proxy Statement (also referred to herein as NEOs); (c) all of our Directors and executive officers as a group; and (d) the stockholders known to us who beneficially own more than 5% of the outstanding common stock of the Company.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all shares of common stock they beneficially own. Applicable percentage ownership is based on 21,143,772 shares of common stock outstanding on February 12, 2025. In computing the number of shares of common stock beneficially owned by a person and the applicable percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 12, 2025 and shares of common stock issuable upon the vesting of RSUs within 60 days of February 12, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (“*”).

Unless indicated otherwise, the address of each holder is in care of FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810.

		Number of Shares	Percentage
Name	Position	Beneficially Owned(1)	Beneficially Owned
Directors and Named Executive Officers
Jason Few	President, Chief Executive Officer and Director	36,731	*
Michael S. Bishop	Executive Vice President, Chief Financial Officer and Treasurer	9,081	*
Michael J. Lisowski	Executive Vice President, Strategic Partnerships	7,818	*
Joshua Dolger	Executive Vice President, General Counsel and Corporate Secretary	4,273	*
Mark Feasel	Executive Vice President and Chief Commercial Officer	6,060	*
James H. England(2)	Director	254	*
Matthew F. Hilzinger(3)	Director	9	*
Natica von Althann(4)	Director	137	*
Cynthia Hansen(5)	Director	618	*
Donna Sims Wilson(6)	Director	271	*
Betsy Bingham(7)	Director	8,608	*
Tyrone Michael Jordan	Director	-	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (13 PERSONS)	—	73,860	*
Greater than 5% Stockholders
BlackRock, Inc.(8)	—	1,167,585	5.52%
Legal & General Group Plc(9)		1,110,789	5.25%
*	Less than one percent.
(1)	Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.

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(2)	Mr. England’s shareholdings include options to purchase 245 shares of common stock, which are currently exercisable. His shareholdings as reported do not include 13,450 vested deferred shares of common stock and 4,468 vested deferred stock units.
(3)	Mr. Hilzinger’s shareholdings include options to purchase nine shares of common stock, which are currently exercisable. His shareholdings do not include 440 vested deferred shares of common stock and 7,208 vested deferred stock units.
(4)	Ms. von Althann’s shareholdings include options to purchase nine shares of common stock, which are currently exercisable. Her shareholdings do not include 2,881 vested deferred shares of common stock and 7,142 vested deferred stock units.
(5)	Ms. Hansen shares voting and dispositive power with her spouse with respect to all 618 shares. Her shareholdings do not include 2,021 vested deferred shares of common stock and 5,441 vested deferred stock units.
(6)	Ms. Wilson’s shareholdings do not include 5,441 vested deferred stock units.
(7)	Ms. Bingham's shareholdings do not include 791 vested deferred shares of common stock and 550 vested deferred stock units.
(8)	The number of shares beneficially owned is as of December 31, 2023, as reported by BlackRock, Inc. in Amendment No. 5 to Schedule 13G filed with the SEC on January 26, 2024. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. BlackRock, Inc. beneficially owned 35,027,576 shares in the aggregate (which we have adjusted in the table above to reflect the 1-for-30 reverse stock split effected by the Company on November 8, 2024 (the “reverse stock split”)), has sole power to vote or direct the vote with respect to 34,121,712 of these shares (or 1,137,390 shares as adjusted to reflect the reverse stock split) and has sole power to dispose or to direct the disposition of 35,027,576 of these shares (or 1,167,585 shares as adjusted to reflect the reverse stock split).
(9)	The number of shares beneficially owned is as of December 31, 2024, as reported by Legal & General Group Plc (“Legal & General”), Legal & General Investment Management Ltd. (“LGIM”), LGIM Managers (Europe) Limited (“LGIM Europe”), Legal & General UCITS ETF Plc (“UCITS”) and Legal & General Investment Management America Inc (“LGIM America”) in the Schedule 13G jointly filed with the SEC on February 13, 2025. The address for Legal & General and LGIM is One Coleman Street, London, EC2R 5AA, UK, the address for LGIM Europe and UCITS is 70 Sir John Rogersons Quay, Dublin 2, Ireland and the address for LGIM America is 71 S. Wacker Drive, Suite 800, Chicago, IL 60606. Legal & General has shared power to vote or direct the vote and shared power to dispose or to direct the disposition of all of the shares reported in the table above. LGIM, LGIM Europe and UCITS have shared power to vote or direct the vote and shared power to dispose or to direct the disposition with respect to 1,109,203 shares. LGIM America has shared power to vote or direct the vote and shared power to dispose or to direct the disposition with respect to 1,586 shares.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers, Directors and persons who own more than 10% of the issued and outstanding shares of the Company’s common stock to file reports of beneficial ownership and changes in beneficial ownership with the SEC and to furnish copies of all Section 16(a) forms to the Company. To our knowledge, based solely on a review of the copies of such reports furnished to us and on written representations that no other reports were required, all filings for the fiscal year ended October 31, 2024 were made on a timely basis.

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Certain Relationships and Related Transactions

The Audit, Finance and Risk Committee reviews and, as appropriate, approves and ratifies “related person” transactions, defined as any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements or relationships, in which:

(a)	the aggregate amount involved exceeds or will or may be expected to exceed $120,000;
(b)	the Company is a participant; and
(c)	any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a less than 10% beneficial owner of another entity).

A “Related Person” is any (a) person who is an executive officer, Director or nominee for election as a Director of FuelCell Energy, (b) greater than 5% beneficial owner of our outstanding common stock or (c) Immediate Family Member of any of the foregoing.

An “Immediate Family Member” is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and any person (other than a tenant or employee) sharing the household of a person.

We do not have written policies or procedures for related person transactions but rely on the Audit, Finance and Risk Committee’s exercise of business judgment, consistent with Delaware law, in reviewing such transactions.

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Audit, Finance and Risk Committee Report

During fiscal year 2024, the Audit, Finance and Risk Committee of the Board reviewed the quality and integrity of the Company’s consolidated financial statements, the effectiveness of its system of internal control over financial reporting, its compliance with legal and regulatory requirements, the qualifications and independence of KPMG LLP, its independent registered public accounting firm, the performance of KPMG LLP and other significant audit matters.

In performing its responsibilities, the Audit, Finance and Risk Committee has reviewed and discussed with management and KPMG LLP the audited consolidated financial statements for the year ended October 31, 2024. The Audit, Finance and Risk Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission.

Pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communication with the Audit, Finance and Risk Committee concerning independence, the Audit, Finance and Risk Committee received written disclosure from the independent registered public accounting firm and discussed with the auditors their independence. The Audit, Finance and Risk Committee has concluded that KPMG LLP is independent.

Based on the review and discussions noted above, the Audit, Finance and Risk Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2024 and be filed with the U.S. Securities and Exchange Commission.

Submitted by:
Audit, Finance and Risk Committee Matthew F. Hilzinger (Chair) Natica von Althann Cynthia Hansen Donna Sims Wilson Betsy Bingham

Independent Registered Public Accounting Firm Fees

KPMG LLP

	Fiscal Year	Fiscal Year
	2024 ($)	2023 ($)
Audit Fees	1,935,400	1,960,290
Audit-Related Fees	429,000	111,346
Tax Fees	20,000	20,000
All Other Fees	100,000	—
TOTAL	2,484,400	2,091,636

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Audit Fees

Audit fees relate to services rendered for the audit of the Company’s annual consolidated financial statements and effectiveness of internal controls over financial reporting, reviews of each of the quarterly consolidated financial statements included in the Company’s Forms 10-Q and services provided in connection with statutory and regulatory filings or engagements. The amount shown for fiscal years 2024 and 2023 included $14,900 and $15,290 of out-of-pocket expenses, respectively.

Audit-Related Fees

Audit-related fees relate to accounting advisory services rendered.

Tax Fees

Tax fees relate to tax compliance services rendered.

All Other Fees

All other fees are related to professional services performed by KPMG for advisory services.

Audit Committee Pre-approval Policy

All services to be performed for the Company by KPMG LLP must be pre-approved by the Audit, Finance and Risk Committee or a designated member of the committee as set forth in its charter. All services provided by KPMG LLP in fiscal year 2024 were properly pre-approved by the Audit, Finance and Risk Committee.

Annual Independence Determination

The Audit, Risk and Finance Committee has determined that the provision by KPMG LLP of non-audit services to the Company in fiscal year 2024 is compatible with KPMG LLP’s maintaining its independence.

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Proposal 3

Ratification of Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending October 31, 2025

The Audit, Finance and Risk Committee of the Board has selected KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2025 and is requesting ratification by the stockholders of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2025. KPMG LLP was our independent registered public accounting firm for the fiscal year ended October 31, 2024 and has served as our independent registered public accounting firm since 1995.

KPMG LLP representatives are expected to attend the virtual Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

The Audit, Finance and Risk Committee of the Board considered a number of factors in determining whether to re-engage KPMG LLP as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance and the firm’s capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent registered public accounting firms.

The Board and the Audit, Finance and Risk Committee believe that the continued retention of KPMG LLP as our independent registered public accounting firm is in the best interests of the Company and its stockholders. Accordingly, we are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2025. Although ratification is not required by our by-laws or otherwise, the Board is submitting the selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. If stockholders do not ratify the selection of KPMG LLP, the Audit, Finance and Risk Committee will evaluate the stockholder vote when considering the selection of an independent registered public accounting firm for the 2026 fiscal year. In addition, if stockholders ratify the selection of KPMG LLP, the Audit, Finance and Risk Committee may nevertheless periodically request proposals from other independent registered public accounting firms and as a result of such process may select KPMG LLP or another firm as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2025.

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Proposal 4

Amendment and Restatement of the Fourth Amended and Restated 2018 Omnibus Incentive Plan

General Description of Proposal

The Board is asking stockholders to approve the amendment and restatement of the FuelCell Energy, Inc. Fourth Amended and Restated 2018 Omnibus Incentive Plan (as previously amended and restated, the “Plan”), including the authority to issue 750,000 additional shares of our common stock (the “Shares”) under the Plan. On February 20, 2025, the Board approved the amendment and restatement of the Plan (the “Fifth Amended and Restated Plan”), subject to stockholder approval of the Fifth Amended and Restated Plan at the Annual Meeting. All share information has been adjusted to reflect the one-for-thirty reverse stock split effected by the Company in November 2024.

The purpose of the Fifth Amended and Restated Plan is to promote the best interests of the Company and our stockholders by providing key employees, consultants and non-employee Directors with an opportunity to acquire Shares or receive monetary payments. We believe equity is a critical tool for attracting, retaining and rewarding those key employees who are primarily responsible for shaping and carrying out our long-range plans and securing our continued growth and financial success, and aligning their interests with those of our stockholders. We believe that providing at-risk, equity-based compensation is a fundamental component of our compensation program, is essential to creating compensation opportunities that are competitive relative to market levels and aligns incentives with our stockholders’ interests in a manner that promotes long term performance. In addition, by encouraging stock ownership by non-employee Directors, we seek to attract and retain highly competent Board members and to provide a further incentive to serve as a Director.

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The following table provides information regarding, as of February 12, 2025, (1) the number of Shares available for future grants under the Plan (no Shares are available for future grants under any other plan), (2) the number of Shares subject to outstanding awards under the Plan and our other equity-based plans as of February 12, 2025, and (3) the additional Shares for which approval is being sought in this Proposal 4.

	Number of Shares	Dilution(1)
Shares Available for Future Awards under Equity-Based Plans Prior to Amendment of Plan/Approval of Proposal 4	258,950	1.2%
Shares Subject to Outstanding Stock Options (2)	574	0.0%
Weighted average exercise price: $1,294.48
Weighted average remaining term: 0.9 Years
Outstanding Time-Vesting Restricted Stock Units (“RSUs”)	563,567	2.7%
Shares Subject to Outstanding Performance Stock Units (“PSUs”)(3)	320,970	1.5%
Total Shares Subject to Outstanding RSUs and PSUs(3)	884,537	4.2%
Proposed Additional Shares Available for Future Awards under the Fifth Amended and Restated Plan	750,000	3.5%
Total Available, Outstanding and Proposed Additional Shares(4)	1,894,061	9.0%
(1)	Basic dilution calculated by dividing the number of shares by the total number of common shares outstanding as of February 12, 2025.
(2)	Includes 423 Shares subject to stock options that remain outstanding under our 2010 Equity Incentive Plan and 151 Shares subject to stock options under the Plan.
(3)	Number of PSUs at 100% of target performance. Does not include the additional 320,970 shares that would be issuable if maximum performance of up to 200% is achieved. If the performance achieved with respect to certain PSUs granted in December 2024 (the “2024 PSUs”) is such that the number of 2024 PSUs earned exceeds the number of shares then available under the Plan, then the excess will be settled in cash rather than in shares.
(4)	This total is the sum of the following items from this table (i) Shares Available for Future Awards under Equity-Based Plans Prior to Amendment of Plan/Approval of Proposal 4 of 258,950, (ii) Shares Subject to Outstanding Stock Options of 574, (iii)Total Shares Subject to Outstanding RSUs and PSUs of 884,537, and (iv) Proposed Additional Shares Available for Future Awards under the Fifth Amended and Restated Plan of 750,000.

The Board believes that this potential equity dilution if the Fifth Amended and Restated Plan is approved constitutes reasonable potential equity dilution.

If the Fifth Amended and Restated Plan is approved, it would bring the total number of Shares available for future grants to 1,008,950, based on the 258,950 shares remaining available for future grants under the Plan as of February 12, 2025, and the total number of shares authorized to be issued under the Fifth Amended and Restated Plan to 2,194,444, after taking into account the one-for-thirty reverse stock split effected by the Company in November 2024, which reduced the number of shares reserved under the Plan from 43,333,333 to 1,444,444. The total number of shares available for future grants would also be subject to reduction to the extent outstanding PSUs are earned above the target level based on actual performance.

If the Fifth Amended and Restated Plan is not approved at the Annual Meeting, then the Plan will remain in effect in accordance with its existing terms. However, a portion of the 2024 PSUs may be settled in cash in lieu of shares if actual performance achieved with respect to the 2024 PSUs is such that the number of PSUs earned exceeds the number of shares then available under the Plan, and there may be insufficient shares available under the Plan to make annual or retention awards to executives, key employees and non-employee Directors in the coming years. In this event, the Compensation and Leadership Development Committee would be required to pay long-term incentives in cash rather than shares, modify its compensation philosophy and devise other programs to attract, retain and compensate its executives, key employees and non-employee Directors.

The original Plan was approved by the Company’s stockholders on April 5, 2018 and became effective on that date. The first amendment and restatement of the Plan was approved by the Company’s stockholders on May 8, 2020 and became effective on that date. The second amendment and restatement of the Plan was approved by the Company’s stockholders on April 8, 2021 and became effective on that date. The third amendment and restatement of the Plan was approved by the Company’s stockholders on May 22, 2023 and became effective on that date. The fourth amendment and restatement of the Plan was approved by the Company’s stockholders on April 4, 2024 and became effective on that date. The Plan includes, and the Fifth Amended and Restated Plan would continue to include, provisions designed to protect stockholder interests and promote effective corporate governance including:

●	The number of shares available for issuance does not increase based upon the number of outstanding shares of common stock on an “evergreen” basis;
●	Stock options and stock appreciation rights may not be priced at less than the fair market value of common stock on the grant date;
●	Certain limits on annual awards to non-employee Directors;
●	Re-pricing of stock options and stock appreciation rights is prohibited and any such action would require stockholder approval;

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●	A minimum vesting period of one year for all awards (other than awards with respect to 5% of the total Share reserve);
●	Material amendments require stockholder approval; and
●	Administration by an independent committee of our Board of Directors.

If the Fifth Amended and Restated Plan is approved by our stockholders, the Fifth Amended and Restated Plan will become effective on April 3, 2025 (the “Effective Date”), and we would plan to register the additional 750,000 shares reserved under the Fifth Amended and Restated Plan on a Registration Statement on Form S-8.

Historical Equity Granting Practices and Voting Power Dilution

In determining the number of shares to authorize for issuance under the Fifth Amended and Restated Plan, the Board considered, among other factors, historical amounts of equity awards granted and potential future grants over the next several years. As set forth in the table below, our three-year average “burn rate” is 1.18% for fiscal years 2022 through 2024. For purposes of calculating the burn rate, performance stock units are counted in the year in which the units are earned and vested.

	2024	2023	2022
Weighted Average Shares of Common Stock Outstanding	16,505,257	13,991,593	12,771,305
Stock Awards Granted to Directors	6,651	3,454	2,562
Restricted Stock Units Granted	313,883	151,274	27,783
Performance Stock Units Earned and Vested	—	26,401	9,292
Annual Burn Rate	1.94%	1.29%	0.31%
Three-Year Average Burn Rate		1.18%

Summary of the Material Provisions of the Fifth Amended and Restated Plan

A summary description of the material terms of the Fifth Amended and Restated Plan follows below. The summary description is qualified in its entirety by reference to the full text of the Fifth Amended and Restated Plan, which is attached to this Proxy Statement as Annex B. Any inconsistencies between this summary and the text of the Fifth Amended and Restated Plan will be governed by the text of the Fifth Amended and Restated Plan. The closing price of a share of our common stock on the Nasdaq Global Market on February 12, 2025 was $7.31.

Purpose

The two complementary purposes of the Fifth Amended and Restated Plan are to help us attract and retain our executives and other key employees, Directors, consultants and advisors and to increase stockholder value. The Fifth Amended and Restated Plan accomplishes these purposes by offering participants the opportunity to acquire Shares, receive monetary payments based on the value of such common stock or receive other incentive compensation on the terms that the Fifth Amended and Restated Plan provides.

Eligible Participants

The Compensation and Leadership Development Committee or its delegates, as applicable, may grant awards to key employees of the Company or its affiliates and non-employee Directors of the Board. Based on employment levels as of January 31, 2025, approximately 514 employees, and seven non-employee Directors would be eligible to participate in the Fifth Amended and Restated Plan, although the number of individuals who are selected to participate in the Fifth Amended and Restated Plan may vary from year to year.

Available Shares

Subject to the adjustment provisions included in the Fifth Amended and Restated Plan, a total of 2,194,444 Shares will be authorized for awards granted under the Fifth Amended and Restated Plan as of the date of stockholder approval. This would represent an increase of 750,000 Shares from the number of Shares previously reserved under the Plan, as adjusted for the one-for-thirty reverse stock split effected by the Company in November 2024. The limit on the number of Shares that may be issued upon the exercise of “incentive stock options” (within the meaning of Section 422 of the Code) is (and will remain under the Fifth Amended and Restated Plan) 61,111 Shares (as adjusted for the one-for-thirty reverse stock split effected by the Company in November 2024). This reserve will be reduced by one Share for every one Share that is subject to an award granted under the Fifth Amended and Restated Plan,

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including stock options, stock appreciation rights and any full-value awards, such as restricted stock, restricted stock units or performance share grants.

In general, if an award granted under the Fifth Amended and Restated Plan lapses, expires, terminates or is cancelled without the issuance of Shares under the award (whether due currently or on a deferred basis); it is determined during or at the conclusion of the term of an award granted under the Fifth Amended and Restated Plan that all or some portion of the Shares with respect to which the award was granted will not be issuable, or that other compensation with respect to Shares covered by the award will not be payable on the basis that the conditions for such issuance will not be satisfied; Shares are forfeited under an award; an award is actually settled in cash; or Shares are issued under any award and we reacquire them pursuant to rights we reserved upon the issuance of the Shares; then in each and every case such Shares again become available for issuance under the Fifth Amended and Restated Plan.

Award Limits

If the Fifth Amended and Restated Plan is approved by our stockholders, then the limit on the aggregate grant date fair value (determined in accordance with generally accepted accounting principles) of all awards granted to any non-employee Director in a fiscal year, taken together with any cash fees paid during a calendar year to the non-employee Director, will remain $250,000. This limit is doubled in the first year in which an individual serves as a non-employee Director.

Plan Administration

The Fifth Amended and Restated Plan is administered by the Compensation and Leadership Development Committee, our Board or another committee (we refer to the applicable committee or our Board, as the case may be, as the “administrator”). The administrator has full discretionary authority to administer the Fifth Amended and Restated Plan, including but not limited to the authority to: (i) interpret the provisions of the Fifth Amended and Restated Plan; (ii) prescribe, amend and rescind rules and regulations relating to the Fifth Amended and Restated Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Fifth Amended and Restated Plan, any award or any award agreement in the manner and to the extent it deems desirable to carry the Fifth Amended and Restated Plan or such award into effect; and (iv) make all other determinations necessary or advisable for the administration of the Fifth Amended and Restated Plan. All administrator determinations will be made in the sole discretion of the administrator and are final and binding on all interested parties.

Our Board may delegate some or all of its authority under the Fifth Amended and Restated Plan to a committee of the Board, and the Compensation and Leadership Development Committee may delegate some or all of its authority under the Fifth Amended and Restated Plan to one or more of our officers, subject in each case to certain limitations specified in the Fifth Amended and Restated Plan.

Adjustments

Under the terms of the Fifth Amended and Restated Plan, if:

●	We are involved in a merger or other transaction in which our common stock is changed or exchanged;
●	We subdivide or combine our common stock or we declare a dividend payable in our common stock, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property;
●	We effect a cash dividend, the amount of which, on a per share basis, exceeds 10% of the fair market value of a share of common stock at the time the dividend is declared, or we effect any other dividend or other distribution on our common stock in the form of cash, or a repurchase of shares of common stock, that our Board determines is special or extraordinary in nature or that is in connection with a transaction that we characterize publicly as a recapitalization or reorganization involving our common stock; or
●	Any other event occurs, which, in the judgment of the administrator necessitates an adjustment to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Fifth Amended and Restated Plan; then the administrator will, in a manner it deems equitable to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Fifth Amended and Restated Plan and subject to certain provisions of the Code, adjust the number and type of shares of common stock subject to the Fifth Amended and Restated Plan and which may, after the event, be made the subject of awards; the number and type of shares of common stock subject to outstanding awards; the grant, purchase or exercise price with respect to any award; and the performance goals of an award.

In any such case, the administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award. The administrator may, in connection with any merger, consolidation, combination,

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reorganization, or similar corporate transaction or event, substitute, on an equitable basis, the number and kind of shares of stock, other securities, cash or other property holders of Shares are otherwise entitled to in the transaction.

Change of Control

Under the terms of the Fifth Amended and Restated Plan, if there is a change of control of the Company, then, the following will apply:

If the purchaser, successor or surviving entity (or parent thereof) (the “Surviving Entity”) so agrees, then some or all outstanding awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the Surviving Entity. If applicable, each award assumed by the Surviving Entity shall be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities which would have been issuable to the participant upon the consummation of such change of control had the award been exercised, vested or earned immediately prior to such change of control. Upon the participant’s termination of employment by the Surviving Entity without cause, or by the participant for good reason (as defined in any employment, retention or similar agreement), in either case within 24 months following the change of control, all of the participant’s awards that are in effect as of the date of such termination will be vested in full or deemed earned in full (assuming the target performance goals provided under such award were met, if applicable) effective on the date of such termination.

To the extent the Surviving Entity in the change of control transaction does not assume the awards or issue replacement awards as provided in the preceding paragraph:

i.	Options and stock appreciation rights will become exercisable, and we may cancel them for a cash payment (including a payment of zero, if applicable).
ii.	Unvested restricted stock and restricted stock units will fully vest.
iii.	All performance-based awards for which the performance period has not yet expired shall be deemed to have been earned pro rata, based on the period that has elapsed from the beginning of the relevant performance period to the date of the change of control, as if the performance goals are attained as of the effective date of the change of control at the greater of target or actual performance for the period through the date of the change of control, whichever results in the greater amount.
iv.	Each holder of an incentive award, performance share and/or performance unit that has been earned but not yet paid shall receive an amount of cash equal to the value of the incentive award, performance share and/or performance unit so earned.
v.	Dividend equivalent units will be paid out on a pro rata basis.
vi.	Each holder of any type of award not subject to the foregoing provisions shall be entitled to receive a cash payment based on the value of the award as of the date of the change of control.

The terms of any awards that are subject to Code Section 409A will govern the treatment of such awards upon a change of control to the extent required for such awards to remain compliant with Code Section 409A, as applicable.

“Change of control” under the Fifth Amended and Restated Plan means the occurrence of any one of the following:

●	Any person (other than an employee benefit plan of the Company or of any subsidiary of the Company and fiduciaries and certain other parties related to any of these plans) becomes the beneficial owner of securities of the Company representing 50% or more of the combined voting power of our then outstanding securities;
●	Consummation of a merger or consolidation with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 50% or more of the combined voting power of our then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company will not be considered a change of control if we are the surviving corporation and shares are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;
●	The Company dissolves and liquidates substantially all of its assets; or
●	At any time when the “continuing directors” cease to constitute a majority of our Board. For this purpose, a “continuing director” means the individuals who, at the original effective date of the Plan, constituted our Board and any new directors (other than directors designated by a person who has entered into an agreement with us to effect a change of control transaction) whose

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appointment to our Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the then-serving continuing directors.

If an award is considered deferred compensation subject to the provisions of Code Section 409A, then the administrator may include an amended definition of “change of control” in the award agreement issued with respect to such award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

The Fifth Amended and Restated Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with us or any of our affiliates or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by us pursuant to the Fifth Amended and Restated Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant.

Types of Awards

The Fifth Amended and Restated Plan authorizes grants of a variety of awards described below. The Compensation and Leadership Development Committee may grant options to any participant it selects, and determines the terms and conditions of each award at the time of grant, subject to the limitations set forth in the Fifth Amended and Restated Plan, including whether payment of awards may be subject to the achievement of performance goals. The terms and conditions of each award will be set forth in a written agreement.

Options

The administrator has the authority to grant stock options and to determine all terms and conditions of each stock option. A stock option gives the participant the right to purchase Shares at a fixed price, called the “option price”, after the vesting conditions of the option are met and prior to the date the option expires or terminates. The administrator fixes the option price per Share, which may not be less than the fair market value (as defined under the Fifth Amended and Restated Plan) of the common stock on the date of grant. The administrator determines the expiration date of each option, but the expiration date cannot be later than 10 years after the grant date. Options are exercisable at such times and are subject to such restrictions and conditions as the administrator deems necessary or advisable. The stock option exercise price is payable to us in full upon exercise.

Neither the administrator nor any other person may amend the terms of outstanding stock options or stock appreciation rights to reduce the exercise price of such outstanding stock options or stock appreciation rights; cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; or cancel outstanding stock options or stock appreciation rights with an exercise price above the current per share price of the common stock in exchange for cash or other securities.

The administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the administrator takes action to approve such award.

Stock Appreciation Rights

The administrator has the authority to grant stock appreciation rights. A stock appreciation right is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock (called the “grant price”) during a specified period of time. The Fifth Amended and Restated Plan provides that the administrator determines all terms and conditions of each stock appreciation right, including, among other things: whether the stock appreciation right is granted independently of a stock option or relates to a stock option; a grant price that is not less than the fair market value of the common stock subject to the stock appreciation right on the date of grant; a term that must be no later than 10 years after the date of grant; and whether the stock appreciation right will settle in cash, common stock or a combination of the two.

Performance and Stock Awards

The administrator has the authority to grant awards of restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment equal to the fair market value of one share of common stock. Performance shares means the right to receive shares of common stock to the extent performance goals are achieved.

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Performance unit means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.

The administrator determines all terms and conditions of these types of awards, including, among other things: whether performance goals need to be achieved for the participant to realize any portion of the benefit provided under the award; whether the restrictions imposed on restricted stock or restricted stock units will lapse, and any portion of the performance goals subject to an award will be deemed achieved, upon a participant’s death, disability or retirement; the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the award is made; with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock; and, with respect to restricted stock units and performance units, whether the awards settle in cash, in shares of common stock, or in a combination of the two.

Incentive Awards

The administrator has the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment to the extent performance goals are achieved. The administrator will determine all of the terms and conditions of each incentive award, including the performance goals, the performance period, the potential amount payable and the timing of payment, provided that the administrator must require that payment of all or any portion of the amount subject to the award is contingent on the achievement of one or more performance goals during the period the administrator specifies, although the administrator may specify that all or a portion of the goals are deemed achieved upon a participant’s death, disability or retirement, or such other circumstances as the administrator may specify. For long-term incentive awards, the performance period must relate to a period of more than one fiscal year.

Dividend Equivalent Units

The administrator has the authority to grant dividend equivalent units in connection with awards other than options, stock appreciation rights or other stock rights within the meaning of Code Section 409A. A dividend equivalent unit is the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. No dividend equivalent unit granted in tandem with another award may include vesting provisions more favorable to the participant than the vesting provisions, if any, to which the tandem award is subject.

Other Stock-Based Awards

The administrator has the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of common stock, either alone or in addition to or in conjunction with other awards, and payable in shares of common stock or cash. Such awards may include unrestricted Shares, which may be awarded, without limitation (except as provided in the Fifth Amended and Restated Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of performance goals or otherwise, or rights to acquire Shares from us. The administrator determines all terms and conditions of the award, including but not limited to the time or times at which such award is made and the number of shares of common stock to be granted pursuant to such award or to which such award relates.

Non-Transferability of Awards

No award under the Fifth Amended and Restated Plan may be transferable or assignable other than by will or the laws of descent and distribution, except that an award agreement may provide that a participant may designate a beneficiary, transfer an award to a former spouse pursuant to a domestic relations order or transfer without consideration therefor.

Recoupment of Awards

All awards granted under the Fifth Amended and Restated Plan, and any share of stock issued or cash paid pursuant to such awards, are subject to any recoupment, clawback, equity holding, stock ownership or similar policies adopted by the Company from time to time and any recoupment, clawback, equity holding, stock ownership or similar requirements made applicable by law, regulation or listing standards to the Company from time to time.

The administrator may terminate or cause a participant to forfeit an award, and require a participant to disgorge to us any gains attributable to an award, if the participant engages in any action constituting, as determined by the administrator in its discretion, cause

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for termination, or a breach of any agreement between the participant and us or one of our affiliates concerning noncompetition, non-solicitation, confidentiality, trade secrets, intellectual property, non-disparagement or similar obligations.

Foreign Participation

To assure the viability of awards granted to participants employed or residing in foreign countries, the administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the administrator may approve such supplements to, or amendments, restatements or alternative versions of, the Fifth Amended and Restated Plan as it determines are necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the administrator approves for purposes of using the Fifth Amended and Restated Plan in a foreign country will not affect the terms of the Fifth Amended and Restated Plan for any other country.

Term

Awards may be granted under the Fifth Amended and Restated Plan from time to time until the Fifth Amended and Restated Plan is discontinued or terminated by the Board. No award may be granted under the Fifth Amended and Restated Plan after the 10th anniversary of the approval of the Fifth Amended and Restated Plan by stockholders at the Annual Meeting, but awards granted prior to such date may extend beyond that date.

Amendments and Termination

The Board or the administrator may amend, discontinue or terminate the Fifth Amended and Restated Plan at any time, except:

●	Our Board must approve any amendment to the Fifth Amended and Restated Plan if we determine such approval is required by prior action of the Board, applicable corporate law or any other applicable law;
●	Stockholders must approve any amendment to the Fifth Amended and Restated Plan if we determine that such approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of any principal securities exchange or market on which our common stock is then traded or any other applicable law; and
●	Stockholders must approve any amendment to the Fifth Amended and Restated Plan that materially increases the number of shares of common stock reserved under the Fifth Amended and Restated Plan, the incentive stock option award limits or the per participant award limitations set forth in the Fifth Amended and Restated Plan, that shortens the minimum vesting requirements under the Fifth Amended and Restated Plan or that diminishes the provisions prohibiting repricing or backdating stock options and stock appreciation rights.

The administrator generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person who may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The administrator does not need to obtain participant or other interested party consent, however, for the adjustment or cancellation of an award pursuant to the adjustment provisions of the Fifth Amended and Restated Plan or the modification of an award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the common stock is then traded, to the extent the administrator deems necessary to preserve favorable accounting or tax treatment of any award for the Company or to the extent the administrator determines that the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) with an interest in the award.

The authority of the administrator to terminate or modify the Fifth Amended and Restated Plan or awards will extend beyond the termination date of the Fifth Amended and Restated Plan. In addition, termination of the Fifth Amended and Restated Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force after termination of the Fifth Amended and Restated Plan except as they may lapse or be terminated by their own terms and conditions.

New Plan Benefits

As described under the heading “General Description of Proposal”, to the extent actual performance achieved with respect to the 2024 PSUs is such that the number of PSUs earned exceeds the number of shares then available under the Plan, the excess will be settled in cash rather than shares. If the Fifth Amended and Restated Plan is approved by our stockholders, then such cash settlement should be unnecessary because sufficient shares will be available even if maximum performance is achieved.

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The approximate number of shares to be issued upon settlement of the 2024 PSUs, assuming that maximum performance were to be achieved is shown in the following table.

Fifth Amended and Restated Plan

Name and Position	Dollar value ($)	Number of Units
Jason Few,	N/A	117,000
President and Chief Executive Officer
Michael S. Bishop	N/A	45,456
Executive Vice President, Chief Financial Officer and Treasurer
Joshua Dolger	N/A	25,000
Executive Vice President, General Counsel and Corporate Secretary
Michael J. Lisowski	N/A	22,222
Executive Vice President, Strategic Partnerships
Mark Feasel	N/A	22,222
Executive Vice President and Chief Commercial Officer
Executive Group - Total(1)	N/A	231,900
Non-Executive Officer Employee Group(1)	N/A	141,114

(1)	The maximum number of 2024 PSUs that may be earned based on performance is 200% of the target amount.

All awards granted under the Fifth Amended and Restated Plan are made at the discretion of the Compensation and Leadership Development Committee or the Board and, except for the awards disclosed above, the benefits and amounts that will be received or allocated under the Fifth Amended and Restated Plan are not determinable at this time.

Equity Compensation Plan Information

The following table sets forth information with respect to the Company’s equity compensation plans as of the end of the fiscal year ended October 31, 2024.

			Number of securities
	Number of Common	Weighted-average	remaining available for
	Shares to be issued upon	exercise price of	future issuance under
	exercise of outstanding	outstanding options and	equity compensation
Plan Category	options and rights	rights	plans
Equity compensation plans approved by security holders:
Equity incentive plans(1)	574	$1,302.17	607,453
Employee stock purchase plan	—	—	11,562
Total	574	$1,302.17	619,015
(1)	Includes the Company’s 2018 Omnibus Incentive Plan, as amended and restated.

Certain Federal Income Tax Consequences

The following summarizes certain federal income tax consequences relating to the Fifth Amended and Restated Plan. The summary is based upon the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Fifth Amended and Restated Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors regarding all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

The grant of a stock option under the Fifth Amended and Restated Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

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In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights

The grant of a stock appreciation right under the Fifth Amended and Restated Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our common stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

Restricted Stock

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Fifth Amended and Restated Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time.

We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid, and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

Restricted Stock Units

A participant will not recognize income, and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the Fifth Amended and Restated Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of

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the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Dividend Equivalent Units

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or common stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Section 162(m) Limit on Deductibility of Compensation

Section 162(m) limits the deduction we can take for compensation we pay to any “covered employee”, generally including our named executive officers, to $1,000,000 per year per individual.

Code Section 409A

We do not guarantee to any participant or any other person with an interest in an award that (i) any award intended to be exempt from Code Section 409A shall be so exempt, (ii) any award intended to comply with Code Section 409A or Code Section 422 shall so comply or (iii) any award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any of its affiliates indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.

Vote Required

Approval of this Proposal 4 requires the affirmative vote of the holders of a majority of the shares of our common stock casting votes on the matter in person (by attending the virtual Annual Meeting and voting online) or by proxy at the Annual Meeting. This proposal is a “non-routine” matter under New York Stock Exchange Rule 452 on which brokers may not vote without instruction from beneficial owners. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FUELCELL ENERGY, INC. FOURTH AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN.

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Additional Information and Other Matters

General

Holders of the Company’s common stock as of the close of business on February 12, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. As of the Record Date, there were 21,143,772 shares of the Company’s common stock issued and outstanding. Each holder of the Company’s common stock is entitled to one vote for each share held on the Record Date, including common stock:

●	Held directly in the stockholder’s name as “stockholder of record” (also referred to as “registered stockholder”);
●	Held for the stockholder in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders are encouraged to instruct their brokerage firm, bank or nominee on how to vote their shares; and
●	Held for the stockholder by the Company as restricted shares (whether vested or non-vested) under any of the Company’s stock incentive plans.

Stockholder Proposals for the 2026 Annual Meeting

If any stockholder wishes to propose a matter for consideration at our 2026 Annual Meeting of Stockholders, the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at FuelCell Energy, Inc., Office of the Corporate Secretary, 3 Great Pasture Road, Danbury, CT 06810. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2026 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before October 24, 2025, and must comply with the requirements of Rule 14a-8 of the Exchange Act. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our by-laws permit stockholders to nominate directors and present other business for consideration at our Annual Meeting of Stockholders. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2026, you must submit a timely notice in accordance with the procedures described in our by-laws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding year’s annual meeting. Therefore, to be presented at our Annual Meeting to be held in 2026, such a proposal must be received on or after December 4, 2025, but not later than January 3, 2026. In the event that the date of the Annual Meeting of Stockholders to be held in 2026 is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of this year’s Annual Meeting of Stockholders, such notice by the stockholder must be so received no earlier than the 120th day prior to the Annual Meeting of Stockholders to be held in 2026 and not later than the 90th day prior to such Annual Meeting of Stockholders to be held in 2026 or, if later, the 10th day following the day on which public disclosure of the date of such Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our by-laws. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of SEC Rule 14a-19(b).

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Householding

Individual stockholders sharing an address with one or more other stockholders may elect to “household” the mailing of the proxy statement, or the notice of internet availability of proxy materials, as applicable. This means that only one proxy statement or notice will be sent to that address unless one or more stockholders at that address specifically elect to receive separate mailings. Stockholders who participate in householding will continue to receive separate proxy cards. We will promptly send a separate proxy statement or notice to a stockholder at a shared address on request. Stockholders with a shared address may also request us to send separate proxy statements or notices in the future, or ask us to send a single copy in the future if we are currently sending multiple copies to the same address. Requests related to householding should be mailed to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or call Broadridge at 1-800-542-1061.

If you are a stockholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.

Quorum and Vote Required

The holders of at least 33 1/3% in voting power of the shares of common stock issued, outstanding and entitled to vote as of the Record Date present, in person (online during the virtual meeting) or by proxy at the Annual Meeting, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

With respect to Proposal 1, the affirmative vote of the holders of a majority of the votes cast on the matter at the Annual Meeting (assuming a quorum is present) is required for the election of the Directors. A “majority of the votes cast” means that the number of shares voted “For” a Director must exceed the number of votes cast “Against” that Director’s election. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the voting results for Proposal 1.

With respect to Proposals 2 and 3, such proposals are non-binding but will be deemed to be approved upon the affirmative vote of the holders of a majority of the shares of common stock casting votes on such matters at the Annual Meeting (assuming a quorum is present). Abstentions and broker non-votes are not counted as votes cast and will have no effect on the voting results for Proposals 2 and 3 (although we do not expect there to be any broker non-votes in connection with Proposal 3, as Proposal 3 is a “routine” matter under New York Stock Exchange Rule 452).

Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the shares of common stock casting votes on the proposal at the Annual Meeting (assuming a quorum is present). Abstentions and broker non-votes are not counted as votes cast and will have no effect on the voting results for Proposal 4.

If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote your shares on Proposals 1, 2 or 4, the broker may not exercise its discretion to vote your shares on such proposal. If no instruction is given and a broker therefore cannot vote, there is a “broker non-vote” and such shares will not be counted as having been voted on the applicable proposal. Your broker may exercise its discretion to vote your shares on Proposal 3 in the absence of your instruction. Please instruct your bank or broker so your vote can be counted.

While Proposal 2 is advisory in nature and non-binding, the Board will review the voting results and expects to take such results into consideration when making future decisions regarding executive compensation.

Counting Votes

You may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to each of the proposals presented. A vote “FOR” will be counted in favor of the applicable proposal or Director nominee, and a vote “AGAINST” will be counted against the applicable proposal or Director nominee. An “ABSTAIN” vote will have no effect on the voting results for any of the proposals.

All properly executed proxies returned in time to be counted at the Annual Meeting will be voted by the persons identified on the proxy card at the Annual Meeting. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted by a stockholder who holds shares directly as the stockholder of record, but such proxy does not include voting instructions, the proxy will be voted “FOR” each Director nominee and “FOR” each of Proposals 2 through 4.

Broadridge Financial Solutions, Inc. will be the tabulator of the votes for the Annual Meeting.

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Voting by Proxy

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may submit your voting instructions by proxy. You can submit your proxy over the internet, by mail or by telephone by following the instructions provided in the “Proxy Summary” or on your proxy card or notice of internet availability. The persons named as attorneys-in-fact and proxies in the proxy, Jason Few and Joshua Dolger, were selected by our Board.

A stockholder may change its voting instructions and/or revoke its proxy at any time prior to the vote at the Annual Meeting. A stockholder of record may change its voting instructions or revoke its proxy by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), by providing a written notice of revocation to the Corporate Secretary of the Company or by voting in person at the Annual Meeting (by attending the virtual Annual Meeting and voting online). Attendance at the Annual Meeting will not cause a stockholder’s previously granted proxy to be revoked unless such stockholder specifically so requests in writing or such stockholder votes in person at the Annual Meeting (by attending the virtual Annual Meeting and voting online). Stockholders who hold their shares beneficially in street name may change their voting instructions by submitting new voting instructions to their broker, trustee or nominee following the instructions it has provided, or by attending the virtual Annual Meeting and voting online. All expenses incurred in connection with the solicitation of proxies will be borne by the Company. In addition to soliciting proxies through the mail, the Company may solicit proxies through its Directors and employees (for no additional compensation) in person or by telephone. We have also hired Sodali & Co to assist in the solicitation of proxies. Fees for this service are estimated to be approximately $30,000, plus out-of-pocket expenses. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.

If you need assistance in completing your proxy card or have questions regarding the Annual Meeting, please contact Sodali & Co, the proxy solicitation agent for the Company, by telephone at (800) 662-5200 (toll free) or by email at FCEL@investor.sodali.com.

Annual Report and Form 10-K

Additional copies of the Company’s Annual Report to Stockholders for the fiscal year ended October 31, 2024, and copies of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2024, as filed with the SEC, are available to stockholders without charge upon written request addressed to: FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810, Attn: Investor Relations and are also available in the Investor Relations section of the Company’s website at www.fuelcellenergy.com.

Other Matters

As of the date of this Proxy Statement, the Board knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

Information About Attending the Annual Meeting

Admission to the Annual Meeting will be restricted to holders of record (or their valid proxyholders) and beneficial owners of FuelCell Energy voting securities as of the Record Date, February 12, 2025. The Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website http://www.virtualshareholdermeeting.com/FCEL2025. To participate in the Annual Meeting, you will need the 16-digit control number included in your notice of internet availability, on your proxy card or in the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Annual Meeting. However, even if you plan to attend the virtual Annual Meeting, the Company recommends that you submit your proxy in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

You are entitled to attend the virtual Annual Meeting only if you were a stockholder as of the Record Date for the Annual Meeting, which was February 12, 2025, or you hold a valid proxy for the Annual Meeting. If you were a stockholder as of the Record Date, you may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FCEL2025 and using your 16-digit control number to enter the Annual Meeting.

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If you have questions regarding admission to the Annual Meeting you may contact the office of the Corporate Secretary at:

FuelCell Energy, Inc.

Office of the Corporate Secretary

3 Great Pasture Road

Danbury, CT 06810

(203) 825-6000

corporatesecretary@fce.com

Please include the following information with your inquiry:

●	Your name and complete mailing address
●	Your email address
●	Proof that you own FuelCell Energy shares (such as a letter from your bank or broker or a photocopy of a current brokerage or other account statement)

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Annex A — Non-GAAP Reconciliation

Non-GAAP Financial Measures

Financial results are presented in accordance with accounting principles generally accepted in the United States (“GAAP”). Management also uses non-GAAP measures to analyze and make operating decisions on the business. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA are non-GAAP measures of operations and operating performance by the Company.

These supplemental non-GAAP measures are provided to assist readers in assessing operating performance. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include interest expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, restructuring charges, non-cash (gain) loss on derivative instruments and other unusual items which are considered either non-cash or non-recurring.

While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation. The Company’s non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

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The following table calculates EBITDA and Adjusted EBITDA for the fiscal year ended October 31, 2024 and reconciles these figures to the GAAP financial statement measure Net loss.

Fiscal Year Ended
(Amounts in thousands)	October 31, 2024
Net loss	$(156,778)
Depreciation and amortization(1)	36,171
Provision for income taxes	25
Other (income) expense, net(2)	2,295
Interest income	(13,720)
Interest expense	9,690
EBITDA	$(122,317)
Stock-based compensation expense	11,764
Unrealized loss (gain) on natural gas contract derivative assets(3)	6,880
Restructuring	2,562
Adjusted EBITDA	$(101,111)
(1)	Includes depreciation and amortization on our Generation portfolio of $28.2 million for the year ended October 31, 2024.
(2)	Other (income) expense, net includes gains and losses from transactions denominated in foreign currencies, interest rate swap income earned from investments and other items incurred periodically, which are not the result of the Company’s normal business operations.
(3)	The Company recorded a mark-to-market net loss of $6.9 million for the year ended October 31, 2024 related to natural gas purchase contracts. This loss is classified as Generation cost of sales.

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Annex B — FuelCell Energy, Inc. Fifth Amended and Restated 2018 Omnibus Incentive Plan

FuelCell Energy, Inc.

Fifth Amended and Restated

2018 Omnibus Incentive Plan

Effective as of April 3, 2025

1.   Purposes, History and Effective Date

(a)	Purpose. The FuelCell Energy, Inc. 2018 Omnibus Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase shareholder value. The Plan will provide participants with incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.
(b)	History. Prior to the effective date of this Plan, the Company had in effect the FuelCell Energy, Inc. Amended and Restated 2010 Equity Incentive Plan (the “Prior Plan”). Upon shareholder approval of this Plan, the Prior Plan terminated and no new awards could be granted under the Prior Plan, although awards previously granted under the Prior Plan and still outstanding continued to be subject to all terms and conditions of the Prior Plan.
(c)	Effective Date; Amendment and Restatement. This Plan became effective, and Awards could be granted under this Plan, on and after April 5, 2018 (the “Effective Date”), the date on which the Company’s shareholders approved this Plan at the annual shareholders meeting. This Plan was amended and restated effective as of May 8, 2020, was further amended and restated effective as of April 8, 2021, May 22, 2023, and April 4, 2024 and is again being amended and restated effective as of April 3, 2025, subject to approval by the Company’s shareholders at the Company’s 2025 annual meeting. This Plan will terminate as provided in Section 17.

2.   Definitions

Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:

(a)	“Act” means the Securities Act of 1933, as amended from time to time. Any reference to a specific provision of the Act shall include any successor provision thereto.

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(b)	“Administrator” means the Committee; provided that, to the extent the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such officer or officers.
(c)	“Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20%” shall be used in place of “at least 80%” each place it appears therein.
(d)	“Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Stock, Restricted Stock, Restricted Stock Units, an Incentive Award, Dividend Equivalent Units or any other type of award permitted under this Plan. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.
(e)	“Beneficial Owner” means a Person, with respect to any securities which:
(i)	Such Person or any of such Person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase;
(ii)	Such Person or any of such Person’s Affiliates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule 13D under the Act (or any comparable or successor report); or
(iii)	Are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) above) or disposing of any voting securities of the Company.
(f)	“Board” means the Board of Directors of the Company.
(g)	“Cause” has the meaning given in a Participant’s employment, retention, change of control, severance or similar agreement with the Company or any Affiliate, or if no such agreement is in effect, then (i) if the determination of Cause is being made prior to a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect at the time of the determination or (ii) if the determination of Cause is being made following a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect immediately prior to the Change of Control.
(h)	“Change of Control” means, unless specified otherwise in an Award agreement, the occurrence of any of the following:
(i)	Any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company (“Excluded Persons”)) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or
(ii)	The following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who, on the Effective Date, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A

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under the Act) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date, or whose appointment, election or nomination for election was previously so approved (collectively the “Continuing Directors”); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of shareholders held following consummation of such merger, consolidation or share exchange; and, provided further, that in the event the failure of any such persons appointed to the Board to be Continuing Directors results in a Change of Control, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change of Control occurred; or
(iii)

The consummation of a merger, consolidation or share exchange of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company), in each case, which requires approval of the shareholders of the Company, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

(iv)	The consummation of a plan of complete liquidation or dissolution of the Company or a sale or disposition by the Company of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of 24 consecutive months), in each case, which requires approval of the shareholders of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to own, directly or indirectly, in the same proportions as their ownership in the Company, an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions.

Notwithstanding the foregoing, if an Award is considered deferred compensation subject to the provisions of Code Section 409A, and if a payment under such Award is triggered upon a “Change of Control,” then the foregoing definition shall be deemed amended as necessary to comply with Code Section 409A.

(i)	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.
(j)	“Committee” means the Compensation and Leadership Development Committee of the Board, any successor committee thereto, and subcommittee thereof, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of not fewer than two Directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.
(k)	“Company” means FuelCell Energy, Inc., a Delaware corporation, or any successor thereto.
(l)	“Director” means a member of the Board.
(m)	“Disability” means, unless otherwise determined by the Committee in the applicable Award agreement, a finding of disability under the Company’s long-term disability plan. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
(n)	“Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.

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(o)	“Effective Date” shall have the meaning provided in Section 1(c).
(p)	“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.
(q)	“Fair Market Value” means, per Share on a particular date, (i) if the Shares are listed on a national securities exchange, the last sales price on that date on the national securities exchange on which the Stock is then traded, or if no sales of Stock occur on such date, then on the last preceding date on which there was a sale on such exchange; or (ii) if the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on that date, or on the last preceding date on which there was a sale of Shares on that market; or (iii) if the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator, in its discretion. Notwithstanding the foregoing, in the case of the sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.
(r)	“Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.
(s)	“Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.
(t)	“Option” means the right to purchase Shares at a stated price for a specified period of time.
(u)	“Participant” means an individual selected by the Administrator to receive an Award.
(v)	“Performance Goals” means any goals the Administrator establishes pursuant to an Award. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).
(w)	“Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met).
(x)	“Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).
(y)	“Person” means any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.
(z)	“Plan” means this FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, as it may be amended from time to time.
(aa)	“Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.
(bb)	“Restricted Stock Unit” means the right to receive a cash payment and/or Shares the value of which is equal to the Fair Market Value of one Share.
(cc)	“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.
(dd)	“Share” means a share of Stock.
(ee)	“Stock” means the Common Stock of the Company, par value $0.0001 per share.
(ff)	“Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.
(gg)	“Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than 50% of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

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3.   Administration

(a)	Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to accelerate or shorten the vesting, restriction period or performance period of an Award, in connection with a Participant’s death, Disability, retirement or termination of employment or service with the Company for any reason. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.
(b)	Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.
(c)	No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4.   Eligibility

The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

5.   Types of Awards; Award Agreements

Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 17(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity). Each Award shall be evidenced by an Award agreement, which may include such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.

6.   Shares Reserved under this Plan

(a)	Plan Reserve. Subject to adjustment as provided in Section 19, an aggregate of 2,194,444 Shares, are reserved for issuance under this Plan; provided that only 61,111 of such Shares may be issued pursuant to the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.
(b)	Depletion of Reserve. The aggregate number of Shares reserved under Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. For the avoidance of doubt, awards that may only be settled in cash (determined at the time of grant) shall not deplete the share reserve.

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(c)	Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award, (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or (v) an Award or a portion thereof is settled in Cash, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to the Plan’s reserve: (i) Shares purchased by the Company using proceeds from Option exercises; (ii) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right; or (iii) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations.
(d)	Director Award Limit. In no event shall the aggregate grant date value (determined in accordance with generally accepted accounting principles) of all Awards granted to a Non-Employee Director in a fiscal year of the Company, taken together with any cash fees paid during a calendar year to the Non-Employee Director, exceed $250,000; provided, however, that such limit shall be doubled with respect to the first year during which the Non-Employee Director first serves on the Board.

7.   Options

(a)	Terms. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (i) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (ii) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (iii) the number of Shares subject to the Option; (iv) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (v) the terms and conditions of vesting and exercise; (vi) the term, except that an Option must terminate no later than 10 years after the date of grant; and (vii) the manner of payment of the exercise price.
(b)	Incentive Stock Options. The terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure.
(c)	Exercise. To the extent permitted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y).
(d)	No Rights as Shareholder. Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

8.   Stock Appreciation Rights

(a)	Terms. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (i) whether the SAR is granted independently of an Option or in tandem with an Option; (ii) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (iii) the number of Shares to which the SAR relates; (iv) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (v) the terms and conditions of exercise or maturity, including vesting; (vi) the term, provided that an SAR must terminate no later than 10 years after the date of grant; and (vii) whether the SAR will be settled in cash, Shares or a combination thereof.
(b)	Tandem SARs. If an SAR is granted in relation to an Option, then unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

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9.   Performance and Stock Awards

Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares; (f) whether dividends will be paid on Restricted Stock or Performance Shares, provided, however, that any dividends paid on Restricted Stock or Performance Shares will be accumulated and paid if and only to the same extent as the Restricted Stock or Performance Shares vest.

10.   Annual Incentive Awards

Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability, retirement, or such other circumstances as the Administrator may specify, if applicable; and provided further that any performance period applicable to an Annual Incentive Award must relate to a period of at least one year. Notwithstanding the foregoing, nothing hereunder shall preclude or limit the Company or the Administrator from granting annual incentive awards that are solely payable in cash outside of the terms of the Plan.

11.   Long-Term Incentive Awards

Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability, retirement, or such other circumstances as the Administrator may specify, if applicable, or such other circumstances as the Administrator may specify. Notwithstanding the foregoing, nothing hereunder shall preclude or limit the Company or the Administrator from granting long-term incentive awards that are solely payable in cash outside of the terms of the Plan.

12.   Dividend Equivalent Units

Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option or Stock Appreciation Right; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject; and provided further that no Dividend Equivalent Unit relating to another Award shall provide for payment with respect to such other Award prior to its vesting.

13.   Other Stock-Based Awards

Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

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14.   Minimum Vesting Periods

Notwithstanding any provision of the Plan to the contrary, all Awards shall have a minimum vesting period of one year from the date of grant, provided that Awards with respect to up to 5% of the total number of Shares reserved pursuant to Section 6(a) shall not be subject to such minimum vesting period. For purposes of Awards granted to Non-Employee Directors, “one year” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than 50 weeks.

15.   Transferability

Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.

16.   Termination of Employment

(a)	Effect of Termination on Awards. Except as otherwise provided in any Award or employment agreement or as determined by the Committee at the time of such termination:

(i)   Upon termination of employment or service for Cause, Participant shall forfeit all outstanding Awards immediately upon such termination. For the avoidance of doubt, Participant will be prohibited from exercising any Stock Options or SARs on his or her termination date.

(ii)   If Participant’s employment or service terminates by reason of Participant’s death or Disability (at a time when Participant could not have been terminated for Cause), Participant shall forfeit the unvested portion of any Award, and any vested Options or SARs shall remain exercisable until the earlier of the Award’s original expiration date or 12 months from the date of Participant’s termination.

(iii)   If Participant’s employment or service terminates for any reason other than Cause, death or Disability (at a time when Participant could not have been terminated for Cause), then Participant shall forfeit the unvested portion of any Award, and any vested Options or SARs shall remain exercisable until the earlier of the Award’s original expiration date or three months from the date of Participant’s termination.

(b)	Definition of Termination. Unless determined otherwise by the Administrator or set forth in an Award agreement, for purposes of the Plan and all Awards, the following rules shall apply:

(i)   A Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii)   A Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)   A Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv)   A Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

(v)   A Participant’s authorized leave of absence shall not constitute termination of employment. However, if a leave of absence exceeds 90 days, vesting of any outstanding Awards under this Plan may be suspended until Participant returns to work, as determined by the Administrator.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have

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terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

17.   Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards

(a)	Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 17(b), this Plan will terminate upon the date that is 10 years from the date of its most recent approval by the Company’s shareholders.
(b)	Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)   The Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law or (C) any other applicable law;

(ii)   Shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded or (D) any other applicable law; and

(iii)   Shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) (except as permitted by Section 19), or (B) an amendment that would diminish the protections afforded by Section 17(e).

(c)	Amendment, Modification, Cancellation and Disgorgement of Awards.

(i)    Except as provided in Section 17(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 19 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii)   Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning non-competition, non-solicitation, confidentiality, trade secrets, intellectual property, non-disparagement or similar obligations.

(iii)   Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d)	Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 17 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

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(e)	Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 19, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.
(f)	Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 17(b)(ii).

18.   Taxes

(a)	Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then the Administrator may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld in Shares may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.
(b)	No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

19.   Adjustment and Change of Control Provisions

(a)	Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a shareholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds 10% of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and (c)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at

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such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b)	Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.
(c)	Effect of Change of Control.

(i)   Upon a Change of Control, if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any Participant (or other person with rights in an Award), some or all outstanding Awards may be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control transaction. If applicable, each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made. Upon the Participant’s termination of employment (A) by the successor or surviving corporation without Cause, (B) by reason of death or Disability, or (C) by the Participant for “good reason,” as defined in any employment, retention, change of control, severance or similar agreement between the Participant and the Company or any Affiliate, if any, in any case within 24 months following the Change of Control, all of the Participant’s Awards that are in effect as of the date of such termination shall be vested in full or deemed earned in full (assuming target performance goals provided under such Award were met, if applicable) effective on the date of such termination.

(ii)   To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i) (including, for the avoidance of doubt, by reason of Participant’s termination of employment in connection with the Change of Control), then immediately prior to the date of the Change of Control:

(A)	Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Administrator, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control Price (as defined below) of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award; provided, however, that all Options and SARs that have a purchase or grant price that is less than the Change of Control Price shall be cancelled for no consideration;
(B)	Restricted Stock, Restricted Stock Units and Deferred Stock Rights (that are not Performance Awards) that are not then vested shall vest;
(C)	All Performance Awards that are earned but not yet paid shall be paid, and all Performance Awards for which the performance period has not expired shall be cancelled in exchange for a cash payment equal to the amount that would have been due under such Award(s), valued at either (i) based on the level of achievement of the Performance Goals that had been met on the date immediately prior to the date of the Change in Control or (ii) assuming that the target Performance Goals had been met at the time of such Change of Control, but prorated based on the elapsed portion of the performance period as of the date of the Change of Control, whichever shall result in the greater amount.

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(D)	All Dividend Equivalent Units that are not vested shall vest (to the same extent as the Award granted in tandem with the Dividend Equivalent Unit, if applicable) and be paid; and
(E)	All other Awards that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

“Change of Control Price” shall mean the per share price paid or deemed paid in the Change of Control transaction, as determined by the Administrator. For purposes of this clause (ii), if the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the Change of Control Price.

(d)	Parachute Payment Limitation.

(i)   Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Company’s auditors determine that any payment or transfer by the Company under this Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the foregoing reduction in the Payments shall not apply if the After-Tax Value to the Participant of the Payments prior to reduction in accordance herewith is greater than the After-Tax Value to the Participant if the Payments are reduced in accordance herewith. For purposes of this Section 19(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G. For purposes of determining the After-Tax Value of the Payments, the Participant shall be deemed to pay federal income taxes and employment taxes at the highest marginal rate of federal income and employment taxation in the calendar year in which the Payments are to be made and state and local income taxes at the highest marginal rates of taxation in the state and locality of the Participant’s domicile for income tax purposes on the date the Payments are to be made, net of the maximum reduction in federal income taxes that may be obtained from deduction of such state and local taxes.

(ii)   If the Company’s auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount and the After-Tax Value. If the present value of all Payments must be reduced under paragraph (i) to the Reduced Amount, then any such payment or benefit shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Section 409A of the Code, then the reduction shall be made pro rata among the payment or benefits (on the basis of the relative present value of the parachute payments). For purposes of this Section 19(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Company’s auditors under this Section 19(d) shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under this Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under this Plan.

(iii)   As a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Company’s auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Company’s auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).

(iv)   For purposes of this Section 19(d), the term “Company” shall include affiliated corporations to the extent determined by the Company’s auditors in accordance with Code Section 280G(d)(5).

(e)	Certain Modifications. Notwithstanding anything contained in this Section 19, the Board may, in its sole and absolute discretion, amend, modify or rescind the provisions of this Section 19 if it determines that the operation of this Section 19 may prevent a

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transaction in which the Company, a Subsidiary or any Affiliate is a party from receiving desired tax treatment, including without limitation requiring that each Participant receive a replacement or substitute Award issued by the surviving or acquiring corporation.

20.   Miscellaneous

(a)	Code Section 409A. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.
(b)	No Right to Employment. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director.
(c)	No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.
(d)	Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.
(e)	Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.
(f)	Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in Fairfield County, CT.
(g)	Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.
(h)	Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles. The title, label or characterization of an Award in an award agreement or in the Company’s public filings or other disclosures shall not be determinative as to which specific Award type is represented by the award agreement. Instead, the Administrator may determine which specific type(s) of Award(s) is (are) represented by any award agreement, at the time such Award is granted or at any time thereafter.
(i)	Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

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www.fuelcellenergy.com and click on the “Investors” tab on the top of the page, visit www.proxyvote.com, or scan the following QR code.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V62391-P24835 1a. James H. England 1b. Jason Few 1c. Matthew F. Hilzinger 1d. Natica von Althann 1e. Cynthia Hansen 1f. Donna Sims Wilson 1g. Betsy Bingham 1h. Tyrone Michael Jordan For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! FUELCELL ENERGY, INC. The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below and FOR each of Proposals 2 through 4. 1. To elect eight directors to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified Nominees: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 4. To approve the amendment and restatement of the FuelCell Energy, Inc. Fourth Amended and Restated 2018 Omnibus Incentive Plan 2. To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the Proxy Statement NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. 3. To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2025 SCAN TO VIEW MATERIALS & VOTEw FUELCELL ENERGY, INC. 3 GREAT PASTURE ROAD DANBURY, CT 06810 ATTN: CORPORATE SECRETARY VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FCEL2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V62392-P24835 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, April 3, 2025: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. FUELCELL ENERGY, INC. PROXY FOR THE APRIL 3, 2025 ANNUAL MEETING OF STOCKHOLDERS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Jason Few and Joshua Dolger, and each of them, as proxies and attorneys-in-fact, with full power of substitution, to vote as directed on the reverse side all shares of Common Stock of FuelCell Energy, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held on Thursday, April 3, 2025, at 1:00 p.m. Eastern Daylight Time virtually at www.virtualshareholdermeeting.com/FCEL2025 and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" each of the nominees listed in Proposal 1 and "FOR" Proposals 2, 3 and 4. If other matters properly come before the meeting or any adjournment or postponement thereof, the above named proxies will vote on such matters in their discretion. This proxy may be used by stockholders of record as of February 12, 2025. Continued and to be signed on reverse side